UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2023
Classes A, C, I, R, R6 and W
■
Voya Large-Cap Growth Fund

■
Voya Large Cap Value Fund

■
Voya MidCap Opportunities Fund

■
Voya Multi-Manager Mid Cap Value Fund

■
Voya Small Cap Growth Fund

■
Voya U.S. High Dividend Low Volatility Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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Benchmark Descriptions

Index	Description
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

Portfolio Managers’ Report	Voya Large-Cap Growth Fund

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Information Technology	44.1%
Health Care	13.9%
Consumer Discretionary	12.8%
Communication Services	7.0%
Financials	6.7%
Industrials	5.8%
Consumer Staples	5.2%
Real Estate	1.3%
Energy	1.1%
Utilities	0.9%
Materials	0.6%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Kristy Finnegan, CFA, and Leigh Todd, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.50% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 9.55% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable stock selection. On the sector level, stock selection within the consumer discretionary, information technology and communication services detracted the most from performance. At the individual stock level, key detractors included overweight positions in Estee Lauder Companies Inc. and Crown Holdings, Inc. and not owning a position in Broadcom Inc. By contrast, stock selection within the health care, industrials and financials sectors contributed the most to performance. Key individual stock contributors included overweight positions in DexCom, Inc., Quanta Services, Inc. and Eli Lilly and Co.
Current Strategy and Outlook: Entering 2023, there has been a great deal of speculation regarding how long the Fed will continue to hike rates and whether we will get through the tumult with a soft landing or an impending recession. We are focused on macro risks, as bank lending and private investments hit all-time lows in 1Q23, as the impact of higher rates begins to be felt in funding markets. In our view, consumer spending has remained resilient but driven by pricing, not units, as the consumer has digested higher prices, but savings rates are declining (except for the highest income
Top Ten Holdings as of May 31, 2023* (as a percentage of net assets)

Microsoft Corp.	13.4%
Apple, Inc.	9.9%
Amazon.com, Inc.	6.8%
Nvidia Corp.	5.6%
Alphabet, Inc. - Class A	4.6%
Visa, Inc. - Class A	4.1%
Eli Lilly & Co.	3.2%
Palo Alto Networks, Inc.	1.9%
Constellation Brands, Inc.	1.8%
Advanced Micro Devices, Inc.	1.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
bracket). We see clear weakness in the lower income demographic, which is a small percentage of total consumer spending. Across all sectors, we are focusing on companies that we believe have been more disciplined with spending and cash flow generation versus previous cycles, as well as areas that were hit by cost pressures and will benefit as those pressures abate. We are also focusing on cyclical areas where demand will be more sustainable.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies we believe to have strong fundamentals and attractive relative valuations.

*
Effective December 31, 2022, Jeffrey Bianchi, CFA and Michael Pytosh no longer serve as portfolio managers of the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large-Cap Growth Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014
Including Sales Charge:
Class A(1)	1.31%	8.41%	11.07%	—
Class C(2)	5.78%	8.86%	10.92%	—
Class I	7.93%	10.10%	12.14%	—
Class R	7.25%	9.44%	—	10.69%
Class R6(3)	7.91%	10.17%	12.18%	—
Class W	7.82%	9.98%	12.04%	—
Excluding Sales Charge:
Class A	7.50%	9.70%	11.73%	—
Class C	6.56%	8.86%	10.92%	—
Class I	7.93%	10.10%	12.14%	—
Class R	7.25%	9.44%	—	10.69%
Class R6(3)	7.91%	10.17%	12.18%	—
Class W	7.82%	9.98%	12.04%	—
Russell 1000® Growth	9.55%	13.84%	14.76%	13.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large-Cap Growth Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on June 2, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Large Cap Value Fund

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Financials	18.2%
Health Care	17.9%
Information Technology	11.6%
Consumer Staples	8.9%
Communication Services	8.8%
Industrials	7.3%
Energy	6.8%
Utilities	6.5%
Real Estate	4.9%
Materials	3.8%
Consumer Discretionary	3.5%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -3.79% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned -4.55% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index due to stock selection and allocation effects. On the sector level, stock selection within the health care, information technology and financials sectors had the largest positive impact on performance. At the individual stock level, key contributors included overweight positions in Arthur J. Gallagher & Co, Howmet Aerospace Inc. and Motorola Solutions, Inc. By contrast, stock selection within the communication services sector detracted the most from performance. Key detractors included not owning Meta Platforms Inc. and overweight positions in Truist Financial Corp. and AT&T Inc.
Top Ten Holdings as of May 31, 2023 (as a percentage of net assets)

JPMorgan Chase & Co.	4.5%
AT&T, Inc.	4.3%
Philip Morris International, Inc.	4.0%
Bristol-Myers Squibb Co.	2.7%
Intercontinental Exchange, Inc.	2.6%
Arthur J. Gallagher & Co.	2.6%
NextEra Energy, Inc.	2.6%
Mondelez International, Inc.	2.5%
Kraft Heinz Co.	2.4%
Goldman Sachs Group, Inc.	2.3%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: Entering 2023, there has been a great deal of speculation regarding how long the Fed will continue to hike rates and whether we will get through the tumult with a soft landing or an impending recession. We are focused on macro risks, as bank lending and private investments hit all-time lows in 1Q23, as the impact of higher rates begins to be felt in funding markets. In our view, consumer spending has remained resilient but driven by pricing, not units, as the consumer has digested higher prices, but savings rates are declining (except for the highest income bracket). We see clear weakness in the lower income demographic, which is a small percentage of total consumer spending. Across all sectors, we are focusing on companies that we believe have been more disciplined with spending and cash flow generation versus previous cycles, as well as areas that were hit by cost pressures and will benefit as those pressures abate. We are also focusing on cyclical areas where demand will be more sustainable.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies we believe to have strong fundamentals and attractive relative valuations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Value Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-9.35%	6.80%	7.48%
Class C(2)	-5.52%	7.27%	7.31%
Class I	-3.47%	8.45%	8.50%
Class R	-4.07%	7.85%	7.89%
Class R6	-3.45%	8.45%	8.50%
Class W	-3.52%	8.38%	8.41%
Excluding Sales Charge:
Class A	-3.79%	8.08%	8.12%
Class C	-4.63%	7.27%	7.31%
Class I	-3.47%	8.45%	8.50%
Class R	-4.07%	7.85%	7.89%
Class R6	-3.45%	8.45%	8.50%
Class W	-3.52%	8.38%	8.41%
Russell 1000® Value	-4.55%	6.78%	8.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya MidCap Opportunities Fund

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Information Technology	30.3%
Health Care	19.0%
Industrials	14.4%
Consumer Discretionary	12.9%
Financials	5.5%
Energy	4.4%
Consumer Staples	4.4%
Materials	3.2%
Communication Services	2.6%
Real Estate	1.7%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Kristy Finnegan, CFA, and Leigh Todd, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.09% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 5.75% and -4.51%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Russell Midcap® Growth Index due to favorable stock selection. At the sector level, stock selection within the industrials, information technology and financial sectors contributed the most to performance. On an individual stock level basis, key contributors included overweight positions in Quanta Services, Inc. and Cadence Design Systems, Inc. and owning a non-benchmark position in Celsius Holdings, Inc. By contrast, on the sector level, stock selection in the materials, consumer discretionary, and health care sectors detracted the most from performance. An underweight allocation to energy also detracted. On an individual stock level basis, key detractors were not owning a position in Synopsys, Inc., an underweight position in Horizon Therapeutics Public Limited Co. and an overweight position in Domino’s Pizza, Inc.
Current Strategy and Outlook: Entering 2023, there has been a great deal of speculation regarding how long the Fed will continue to hike rates and whether we will get through the tumult with a soft landing or an impending recession. We are focused on macro risks, as bank lending and private investments hit all-time lows in 1Q23, as the impact of higher rates begins to be felt in
Top Ten Holdings as of May 31, 2023* (as a percentage of net assets)

Cadence Design Systems, Inc.	3.5%
DexCom, Inc.	3.3%
Chipotle Mexican Grill, Inc.	3.2%
Palo Alto Networks, Inc.	2.6%
TransDigm Group, Inc.	2.5%
Crowdstrike Holdings, Inc.	2.4%
Ametek, Inc.	2.2%
Inspire Medical Systems, Inc.	2.2%
Keysight Technologies, Inc.	2.2%
Datadog, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
funding markets. In our view, consumer spending has remained resilient but driven by pricing, not units, as the consumer has digested higher prices, but savings rates are declining (except for the highest income bracket). We see clear weakness in the lower income demographic, which is a small percentage of total consumer spending. Across all sectors, we are focusing on companies that we believe have been more disciplined with spending and cash flow generation versus previous cycles, as well as areas that were hit by cost pressures and will benefit as those pressures abate. We are also focusing on cyclical areas where demand will be more sustainable.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies we believe have strong fundamental factors and attractive relative valuations.

*
Effective December 31, 2022, Jeffrey Bianchi, CFA and Michael Pytosh no longer serve as portfolio managers of the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya MidCap Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	0.96%	6.23%	8.68%
Class C(2)	5.16%	6.67%	8.50%
Class I	7.37%	7.82%	9.67%
Class R	6.78%	7.22%	9.05%
Class R6	7.45%	7.92%	9.78%
Class W	7.23%	7.74%	9.59%
Excluding Sales Charge:
Class A	7.09%	7.49%	9.32%
Class C	6.16%	6.67%	8.50%
Class I	7.37%	7.82%	9.67%
Class R	6.78%	7.22%	9.05%
Class R6	7.45%	7.92%	9.78%
Class W	7.23%	7.74%	9.59%
Russell Midcap® Growth Index	5.75%	8.18%	10.56%
Russell Midcap® Index	-4.51%	6.88%	9.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Industrials	23.4%
Financials	12.9%
Consumer Discretionary	10.9%
Materials	10.6%
Information Technology	9.1%
Health Care	7.7%
Real Estate	7.0%
Utilities	5.3%
Consumer Staples	4.2%
Energy	3.2%
Communication Services	1.6%
Exchange-Traded Funds	0.3%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Mid Cap Value Fund* (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Victory Capital Management Inc. (“Victory”) and Voya Investment Management Co. LLC (“VIM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”)*. Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: James M. Albers, CFA, Jeffrey M. Graff, CFA, Michael F. Rodarte, CFA, Gregory M. Conners and Gary H. Miller, Portfolio Managers of Victory; and Steve Wetter and Kai Yee Wong, Portfolio Managers of VIM.
Performance: For the year ended May 31, 2023, the Fund’s Class I shares provided a total return of -7.90% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned -9.49%, for the same period.
Portfolio Specifics: Hahn Sleeve* — For the period June 1, 2022, through March 17, 2023, the Fund outperformed its primary benchmark, the Russell Midcap Value For the period, sector allocations (relative to the benchmark) to Energy (underweight), Healthcare (overweight), Communication Services (underweight), Information Technology (overweight), Industrial (overweight), Materials (underweight) and Financials (overweight) contributed, while those to Real Estate (overweight), Utilities (underweight) and Consumer Discretionary (underweight) detracted. A higher-than-usual cash level added to performance during the period.
Top Ten Holdings as of May 31, 2023* (as a percentage of net assets)

Quest Diagnostics, Inc.	1.3%
Yum! Brands, Inc.	1.3%
BorgWarner, Inc.	1.3%
Ross Stores, Inc.	1.3%
Xcel Energy, Inc.	1.3%
Textron, Inc.	1.3%
Coterra Energy, Inc.	1.2%
Alliant Energy Corp.	1.2%
Hologic, Inc.	1.2%
NNN REIT, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Notably, the “banking crisis” during March 2023 was particularly detrimental to individual stock performance within Financials. After belatedly acknowledging the non-transitory nature of inflation and a modest shrinking of its balance sheet, the Fed’s rate increases effectively condemned bank balance sheets, which are regulatorily required to hold High Quality Liquid Assets (“HQLA”) — Treasuries, agency MBS, municipal bonds, etc. The value of those HQLA declined significantly with the rise in interest rates and instigated pressure on banks to shore up their balance sheet equity. The market witnessed the resulting the fallout as the failure of Silicon Valley Bank, regulatory seizure of Signature Bank (New York) and a deposit run on First Republic.
The most significant relative performers during the period were Emcor Group, Ross Stores, Equinix, Liberty Media C, and Keysight Technologies, while the most significant underperformers were First Republic Bank, SLM Corp, Jacobs Solutions, Virtu Financial, and Black Knight.
LSV Sleeve* — During the period from June 1, 2022 — March 14, 2023, the Sleeve outperformed the Russell Midcap® Value. Portfolio attribution suggests that the Sleeve's deeper value positioning had a slightly positive effect over the time period. This shows up through strong stock selection across sectors but particularly so in the Consumer Discretionary, Financials and Technology sectors. Selection was weak in the Utilities sector. Sector allocations are controlled at +/- 5% relative to the benchmark sector weight. Underweights to the Utilities, Real Estate and Energy sectors contributed positively to relative performance. Overall the Sleeve’s deeper value positioning was a tailwind for performance across sectors and industries.
Victory Sleeve* — From the Sleeve’s inception on March 20, 2023 — May 31, 2023, the Sleeve underperformed the Russell Midcap® Value. Stock selection was the primary driver of relative underperformance. Sector allocation partially offset the unfavorable impact of selection for the period. Sector weighting is a by-product of the bottom-up stock selection process. Index returns were negative across seven of the 11 major economic sectors, with six sectors outpacing the broader Russell Midcap® Value Index. Information Technology was the top-performing sector. Materials was the worst-performing sector for the period.

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

For the Victory Sleeve, stock selection in industrials, consumer discretionary, financials, consumer staples and real estate detracted from relative return for the period. However, an overweight in industrials partially offset the unfavorable impact of selection in the sector. Conversely, an underweight in Utilities contributed to relative return. Stock selection in information technology, health care, communication services and materials also contributed to relative performance. However, an overweight in materials (the worst-performing sector) partially offset the favorable impact of selection in the sector. The Sleeve’s cash position also augmented performance.
VIM Sleeve — The Sleeve outperformed the Russell Midcap® Value for the reporting period. The Sleeve also outperformed its internal benchmark, the Russell Mid Cap Select Factor Index (“RMID Index”). The Sleeve employs a “passive management” approach designed to track the performance of the RMID Index. For the reporting period, the Sleeve generally tracked the RMID Index, but diverged from it somewhat by holding shares of an exchange-traded fund (“ETF”) and a modest, operational cash position.
At the allocation level, exposure to financials and the Sleeve’s cash position contributed to relative results during a reporting period in which the benchmark experienced losses. Security selection contributed slightly to results, most notably within the information technology sector.
At the security level, the top contributors to results included Palo Alto Networks, Inc., HP Inc. and Alleghany Corporation. Detractors included a position in the iShares Russell Midcap ETF, lack of exposure to Cerner Corporation and an index weighting in Crane Company.
Victory Sleeve — Heading into the back of the year, we believe investors should remain cognizant that the lagged effects from monetary policy remain uncertain. Additionally, we encourage investors to approach recent equity market price action with caution. In our view, extreme market concentration and crowding into growth/defensive pockets of the market is generally indicative of late-cycle dynamics. Furthermore, the signaling effect from the Treasury yield curve inversions are hard to ignore, especially since they are the most inverted in four decades. After a first half that defied expectations, investors must now grapple with whether the most red-flagged recession in history has been delayed or entirely averted.
VIM Sleeve — Voya IM employs a “passive management” approach designed to track the performance of the RMID Index.

*
On January 11, 2023, the Board of Trustees of Voya Equity Trust approved the following changes with respect to the Fund: (i) the removal of Hahn Capital Management, LLC (“Hahn”) and LSV Asset Management (“LSV”) as sub-advisers to the Fund, effective at the close of business on March 14, 2023; (ii) the appointment of Victory as a sub-adviser to the Fund, effective at the close of business on March 17, 2023; and (iii) related changes to the Fund’s principal investment strategies and portfolio managers, effective at the close of business on March 17, 2023. From the open of business March 13, 2023 through the close of business on March 17, 2023, the Fund was in a “transition period” during which time the Fund’s assets previously managed by Hahn and LSV were allocated to Victory.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year
Class I	-7.90%	3.86%	7.21%
Russell Midcap® Value	-9.49%	5.24%	8.00%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
Effective February 10, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 15, 2019, one of the three sub-advisers was removed from the Fund and a sub-adviser was added to the Fund. Effective March 14, 2023, two of the three sub-advisers were removed from the Fund. Effective March 17, 2023, a sub-adviser was added to the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

Voya Small Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Industrials	25.1%
Health Care	24.5%
Information Technology	19.3%
Consumer Discretionary	9.1%
Financials	5.7%
Energy	5.6%
Materials	3.4%
Consumer Staples	1.9%
Exchange-Traded Funds	1.5%
Communication Services	0.7%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Cap Growth Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Richard J. Johnson, CFA, Mitchell S. Brivic, CFA, Michael C. Coyne, CFA, and Scott W. Haugan, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.89% compared to the Russell 2000® Growth Index, which returned 2.68% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark largely driven by negative stock selection. Most notably, stock selection within the healthcare and technology sectors, detracted the most from the performance. The industrials and energy sectors and an overall contribution from allocation were the largest contributors. Individual contributors during period include Axon Enterprises Inc., Penumbra, Inc. and Clean Harbors, Inc. Key detractors include Western Alliance Bancorp, Five9, Inc. and SiTime Corp.
Current Strategy and Outlook: In our view, markets continue to be macro focused with all eyes on the U.S. Federal Reserve (“Fed”) and their balancing act between the timing and magnitude of current and future rate hikes versus the inflationary environment and the potential lagging effects of previous hikes. Investors continue to debate whether the Fed can navigate the shallow valley of a “soft landing” or if the economy is on the verge of entering a much deeper valley and a meaningful recession.
Valuations of small cap stocks relative to large cap stocks remain near 20-year lows and stocks that were previously outside our valuation overlay bandwidth are plentiful. Most investors are expecting a slowing economy over the next several months and it is
Top Ten Holdings as of May 31, 2023* (as a percentage of net assets)

Onto Innovation, Inc.	2.1%
MAXIMUS, Inc.	2.1%
Churchill Downs, Inc.	2.1%
Tenet Healthcare Corp.	2.0%
Celsius Holdings, Inc.	1.9%
Axcelis Technologies, Inc.	1.8%
FTAI Aviation Ltd.	1.8%
Penumbra, Inc.	1.7%
Harmonic, Inc.	1.7%
SPDR S&P Biotech ETF	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
our view that the importance of companies that can continue to grow revenue and earnings will be paramount. Small cap growth portfolios have taken profits in companies where we expect decelerating fundamental factors and those with stretched valuations. Conversely, the team is considering investments in companies where sentiment is low and fundamental factors are holding up, in our view. The Fund remains overweight to the industrial sector and slightly overweight to both healthcare and technology sectors.
The recent regional banking issues will clearly have an impact on small cap companies in need of accessing capital. It is difficult to know the ultimate outcome, but in our opinion, we are certain that added regulatory oversight and a vastly different funding environment is inevitable. For these reasons, in the near term, the small cap growth team will avoid any investments in regional banks and take a “wait-and-see” approach. In addition, as artificial intelligence becomes the topic du jour, we are closely monitoring our portfolio looking for those companies who we believe have vulnerability in their business models, but also identifying potential future winners.
We expect our investment philosophy of identifying companies we believe have double digit revenue and earnings growth that are trading at sustainable valuations to perform well in this environment on a relative basis.

*
Effective on June 30, 2023, Richard J. Johnson, CFA, no longer serves as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Small Cap Growth Fund

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-4.93%	5.07%	10.31%
Class C(1)	-0.85%	5.53%	10.13%
Class I	1.15%	6.59%	11.24%
Class R(1)	0.65%	6.06%	10.69%
Class R6(1)	1.27%	6.61%	11.25%
Class W(1)	1.15%	6.59%	11.24%
Excluding Sales Charge:
Class A(1)	0.89%	6.32%	10.96%
Class C(1)	0.15%	5.53%	10.13%
Class I	1.15%	6.59%	11.24%
Class R(1)	0.65%	6.06%	10.69%
Class R6(1)	1.27%	6.61%	11.25%
Class W(1)	1.15%	6.59%	11.24%
Russell 2000 Growth Index	2.68%	2.74%	7.90%

Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Small Cap Growth Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Performance information prior to the close of business April 1, 2022 may reflect historical expenses waivers/reimbursements from the predecessor fund’s investment adviser, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Class R6 incepted on April 4, 2022 and Class A, C, R and W incepted on October 7, 2022. The Class A, C, R, R6 and W shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Performance prior to the close of business April 1, 2022 for Class I shares reflects the historical performance, fees and expenses of the predecessor fund, which commenced operations on October 1, 2004. The returns would be different if the Fund’s current fees and expenses were reflected for periods prior to the close of business April 1, 2022.

Voya U.S. High Dividend Low Volatility Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Financials	20.7%
Health Care	17.9%
Industrials	11.7%
Consumer Staples	8.1%
Information Technology	7.2%
Energy	6.5%
Utilities	6.4%
Consumer Discretionary	6.2%
Communication Services	5.9%
Real Estate	3.9%
Materials	3.5%
Exchange-Traded Funds	1.6%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. High Dividend Low Volatility Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -6.01% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned -4.55%% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Russell 1000® Value. In terms of the Fund’s performance, the core model and lower beta exposure were the primary contributors for the Fund. Within the core model, the valuation and management indicators performed best. Conversely, the smaller market capitalization and dividend yield detracted from performance. On the sector level, stock selection in the communication services and financial sectors detracted the most from performance. By contrast, portfolio holdings within the information technology, consumer staples and health care sectors contributed the most. At the individual stock level, key detractors for the period included not owning positions in Meta Platforms Inc. and Salesforce, Inc. and an underweight position in Exxon Mobil Corp. Key contributors for the period
Top Ten Holdings as of May 31, 2023 (as a percentage of net assets)

Johnson & Johnson	2.8%
Cisco Systems, Inc.	1.8%
Pfizer, Inc.	1.7%
Comcast Corp. – Class A	1.6%
iShares Russell 1000 Value ETF	1.6%
McDonald’s Corp.	1.6%
Merck & Co., Inc.	1.5%
Verizon Communications, Inc.	1.4%
Bristol-Myers Squibb Co.	1.3%
Philip Morris International, Inc.	1.3%
Portfolio holdings are subject to change daily.
included overweight positions in Cardinal Health, Inc. and Eli Lilly and Co. and not owning Intel Corp.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. We believe the investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is then optimized in seeking to achieve its dividend, maximize prospective alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya U.S. High Dividend Low Volatility Fund

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	Since Inception of Class A and I December 6, 2016
Including Sales Charge:
Class A(1)	-11.38%	5.59%	7.29%
Class I	-5.82%	7.17%	8.62%
Class R6(2)	-5.81%	7.17%	8.62%
Excluding Sales Charge:
Class A	-6.01%	6.85%	8.27%
Class I	-5.82%	7.17%	8.62%
Class R6(2)	-5.81%	7.17%	8.62%
Russell 1000® Value	-4.55%	6.78%	7.17%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. High Dividend Low Volatility Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Class R6 incepted on September 30, 2019. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 to May 31, 2023. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,087.40	0.90%	$4.68	$1,000.00	$1,020.44	0.90%	$4.53
Class C	1,000.00	1,082.10	1.65	8.57	1,000.00	1,016.70	1.65	8.30
Class I	1,000.00	1,089.60	0.58	3.02	1,000.00	1,022.04	0.58	2.92
Class R	1,000.00	1,086.50	1.15	5.98	1,000.00	1,019.20	1.15	5.79
Class R6	1,000.00	1,089.40	0.57	2.97	1,000.00	1,022.09	0.57	2.87
Class W	1,000.00	1,089.20	0.65	3.39	1,000.00	1,021.69	0.65	3.39
Voya Large Cap Value Fund
Class A	$1,000.00	$942.90	1.07%	$5.18	$1,000.00	$1,019.60	1.07%	$5.39
Class C	1,000.00	938.40	1.82	8.80	1,000.00	1,015.86	1.82	9.15
Class I	1,000.00	944.70	0.76	3.68	1,000.00	1,021.14	0.76	3.83
Class R	1,000.00	941.30	1.27	6.15	1,000.00	1,018.60	1.27	6.39
Class R6	1,000.00	944.70	0.74	3.59	1,000.00	1,021.24	0.74	3.73
Class W	1,000.00	944.40	0.82	3.98	1,000.00	1,020.84	0.82	4.13

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$998.70	1.25%	$6.23	$1,000.00	$1,018.70	1.25%	$6.29
Class C	1,000.00	994.20	2.00	9.94	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,000.00	0.93	4.64	1,000.00	1,020.29	0.93	4.68
Class R	1,000.00	997.30	1.50	7.47	1,000.00	1,017.45	1.50	7.54
Class R6	1,000.00	1,000.50	0.83	4.14	1,000.00	1,020.79	0.83	4.18
Class W	1,000.00	999.50	1.00	4.99	1,000.00	1,019.95	1.00	5.04
Voya Multi-Manager Mid Cap Value Fund
Class I	$1,000.00	$904.50	0.78%	$3.70	$1,000.00	$1,021.04	0.78%	$3.93
Voya Small Cap Growth Fund
Class A	$1,000.00	$983.30	1.19%	$5.90	$1,000.00	$1,019.00	1.19%	$5.99
Class C	1,000.00	979.80	1.94	9.60	1,000.00	1,015.26	1.94	9.75
Class I	1,000.00	984.80	0.93	4.60	1,000.00	1,020.29	0.93	4.68
Class R	1,000.00	982.20	1.44	7.14	1,000.00	1,017.75	1.44	7.24
Class R6	1,000.00	985.30	0.83	4.11	1,000.00	1,020.79	0.83	4.18
Class W	1,000.00	984.80	0.94	4.66	1,000.00	1,020.24	0.94	4.73
Voya U.S. High Dividend Low Volatility Fund
Class A	$1,000.00	$908.70	0.60%	$2.86	$1,000.00	$1,021.94	0.60%	$3.02
Class I	1,000.00	909.70	0.33	1.57	1,000.00	1,023.29	0.33	1.66
Class R6	1,000.00	909.70	0.32	1.52	1,000.00	1,023.34	0.32	1.61

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm
To the Shareholders of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Small Cap Growth Fund and Voya U.S. High Dividend Low Volatility Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Small Cap Growth Fund and Voya U.S. High Dividend Low Volatility Fund (collectively referred to as the “Funds”) (six of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolios of investments, as of May 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (six of the funds constituting Voya Equity Trust) at May 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Voya Funds Trust	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Large-Cap Growth Fund Voya Large Cap Value Fund Voya MidCap Opportunities Fund Voya Multi-Manager Mid Cap Value Fund	For the year ended May 31, 2023	For each of the two years in the period ended May 31, 2023	For each of the four years in the period ended May 31, 2023
Voya Small Cap Growth Fund	For the year ended May 31, 2023	For the year ended May 31, 2023 and the period from October 1, 2021 through May 31, 2022
Voya U.S. High Dividend Low Volatility Fund	For the year ended May 31, 2023	For each of the two years in the period ended May 31, 2023	For each of the four years in the period ended May 31, 2023
For all funds except Voya Small Cap Growth Fund, the financial highlights for the year ended May 31, 2019, were audited by another independent registered public accounting firms whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
For Voya Small Cap Growth Fund, the statement of changes in net assets for the year ended September 30, 2021 and the financial highlights for each of the four years in the period then ended, were audited by another independent registered public accounting firm whose report, dated November 29, 2021, expressed an unqualified opinion on that statement of operations and those statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2023

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2023

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$697,431,362	$641,399,860	$643,928,434
Short-term investments at fair value†	14,243,000	12,118,678	13,975,086
Cash	442,738	103,483	75,792
Receivables:
Investment securities sold	3,391,073	13,154,644	16,985,758
Fund shares sold	255,386	2,554,584	1,568,987
Dividends	509,402	1,004,462	123,680
Interest	33	—	—
Foreign tax reclaims	10,370	—	29,470
Prepaid expenses	49,058	57,370	39,345
Reimbursement due from Investment Adviser	—	34,411	41,716
Other assets	21,912	44,625	40,610
Total assets	716,354,334	670,472,117	676,808,878
LIABILITIES:
Payable for investment securities purchased	4,651,857	16,276,300	16,838,886
Payable for fund shares redeemed	8,227,068	288,373	1,413,237
Payable upon receipt of securities loaned	—	460,678	2,612,086
Payable for investment management fees	297,517	423,274	468,095
Payable for distribution and shareholder service fees	27,747	89,760	56,113
Payable to custodian due to foreign currency overdraft§	—	20,185	—
Payable to trustees under the deferred compensation plan (Note 6)	21,912	44,625	40,610
Payable for trustee fees	1,888	1,693	1,697
Other accrued expenses and liabilities	895,159	262,605	530,141
Total liabilities	14,123,148	17,867,493	21,960,865
NET ASSETS	$702,231,186	$652,604,624	$654,848,013
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$559,285,368	$583,765,732	$641,918,449
Total distributable earnings	142,945,818	68,838,892	12,929,564
NET ASSETS	$702,231,186	$652,604,624	$654,848,013
+ Including securities loaned at value	$—	$437,864	$2,522,734
* Cost of investments in securities	$471,180,768	$582,232,179	$603,052,737
† Cost of short-term investments	$14,243,000	$12,118,678	$13,975,086
§ Cost of foreign currency overdraft	$—	$19,656	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2023 (continued)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$105,825,812	$392,251,127	$233,487,580
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	3,230,190	37,121,761	14,875,973
Net asset value and redemption price per share†	$32.76	$10.57	$15.70
Maximum offering price per share (5.75%)(1)	$34.76	$11.21	$16.66
Class C
Net assets	$7,353,091	$4,905,258	$7,416,745
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	331,694	464,781	1,076,214
Net asset value and redemption price per share†	$22.17	$10.55	$6.89
Class I
Net assets	$440,941,680	$232,381,993	$301,909,606
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	11,070,849	19,340,402	14,393,153
Net asset value and redemption price per share	$39.83	$12.02	$20.98
Class R
Net assets	$720,517	$779,392	$2,245,464
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	18,944	73,514	153,360
Net asset value and redemption price per share	$38.03	$10.60	$14.64
Class R6
Net assets	$121,250,184	$17,455,642	$98,415,170
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	3,038,010	1,456,439	4,608,707
Net asset value and redemption price per share	$39.91	$11.99	$21.35
Class W
Net assets	$26,139,902	$4,831,212	$11,373,448
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	688,642	402,755	559,605
Net asset value and redemption price per share	$37.96	$12.00	$20.32

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2023

	Voya Multi- Manager Mid Cap Value Fund	Voya Small Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$123,995,401	$587,897,777	$90,507,428
Investments in affiliates at fair value**	66,647	—	—
Short-term investments at fair value†	2,747,755	17,866,000	456,389
Cash	44,786	127,480	482
Receivables:
Investment securities sold	50,218	5,917,813	—
Fund shares sold	6,012,161	593,037	692,102
Dividends	247,263	295,044	213,969
Foreign tax reclaims	—	10,298	1,802
Prepaid expenses	27,886	95,517	29,626
Reimbursement due from Investment Adviser	19,781	160	10,359
Other assets	6,383	24,371	2,747
Total assets	133,218,281	612,827,497	91,914,904
LIABILITIES:
Payable for investment securities purchased	3,901,179	4,534,178	560,411
Payable for fund shares redeemed	9,822	180,154	14,252
Payable upon receipt of securities loaned	—	—	353,389
Payable for investment management fees	158,737	409,392	22,899
Payable for distribution and shareholder service fees	—	14,136	1,796
Payable to trustees under the deferred compensation plan (Note 6)	6,383	24,371	2,747
Payable for trustee fees	427	1,419	255
Other accrued expenses and liabilities	98,272	283,937	95,678
Total liabilities	4,174,820	5,447,587	1,051,427
NET ASSETS	$129,043,461	$607,379,910	$90,863,477
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$134,236,763	$577,793,869	$92,817,138
Total distributable earnings (loss)	(5,193,302)	29,586,041	(1,953,661)
NET ASSETS	$129,043,461	$607,379,910	$90,863,477
+ Including securities loaned at value	$—	$—	$344,760
* Cost of investments in securities	$126,902,068	$526,656,693	$93,147,158
** Cost of investments in affiliates	$66,679	$—	$—
† Cost of short-term investments	$2,747,755	$17,866,000	$456,389
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2023 (continued)

	Voya Multi- Manager Mid Cap Value Fund	Voya Small Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
Class A
Net assets	n/a	$52,721,581	$8,086,728
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,541,887	857,819
Net asset value and redemption price per share†	n/a	$34.19	$9.43
Maximum offering price per share (5.75%)(1)	n/a	$36.28	$10.01
Class C
Net assets	n/a	$3,124,012	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	91,804	n/a
Net asset value and redemption price per share	n/a	$34.03	n/a
Class I
Net assets	$129,043,461	$506,611,624	$30,515,502
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	15,469,322	14,789,515	3,213,169
Net asset value and redemption price per share	$8.34	$34.25	$9.50
Class R
Net assets	n/a	$319,112	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	9,347	n/a
Net asset value and redemption price per share	n/a	$34.14	n/a
Class R6
Net assets	n/a	$41,178,632	$52,261,247
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,201,638	5,503,265
Net asset value and redemption price per share	n/a	$34.27	$9.50
Class W
Net assets	n/a	$3,424,949	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	100,005	n/a
Net asset value and redemption price per share	n/a	$34.25	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2023

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,920,139	$16,254,488	$4,644,004
Interest	1,537	3,792	2,556
Securities lending income, net	287	10,947	3,444
Total investment income	5,921,963	16,269,227	4,650,004
EXPENSES:
Investment management fees	3,849,330	5,077,557	5,681,159
Distribution and shareholder service fees:
Class A	259,565	1,026,649	595,913
Class C	80,923	56,539	84,470
Class R	3,723	4,071	11,070
Transfer agent fees:
Class A	88,315	304,684	408,551
Class C	6,881	4,194	14,436
Class I	55,802	56,970	398,237
Class R	633	604	3,796
Class R6	6,889	142	2,212
Class W	37,222	3,727	21,928
Shareholder reporting expense	9,125	21,972	47,645
Registration fees	109,607	104,112	108,559
Professional fees	80,300	57,112	71,318
Custody and accounting expense	140,381	87,570	94,745
Trustee fees	18,883	16,931	16,974
Miscellaneous expense	58,528	31,761	47,204
Interest expense	5,289	2,791	4,080
Total expenses	4,811,396	6,857,386	7,612,297
Waived and reimbursed fees	—	(384,158)	(495,213)
Net expenses	4,811,396	6,473,228	7,117,084
Net investment income (loss)	1,110,567	9,795,999	(2,467,080)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(31,064,308)	15,459,995	(18,905,714)
Foreign currency related transactions	—	36,608	—
Net realized gain (loss)	(31,064,308)	15,496,603	(18,905,714)
Net change in unrealized appreciation (depreciation) on:
Investments	77,321,548	(51,629,971)	68,462,841
Foreign currency related transactions	—	328	—
Net change in unrealized appreciation (depreciation)	77,321,548	(51,629,643)	68,462,841
Net realized and unrealized gain (loss)	46,257,240	(36,133,040)	49,557,127
Increase (decrease) in net assets resulting from operations	$47,367,807	$(26,337,041)	$47,090,047
* Foreign taxes withheld	$5,606	$15,782	$5,024
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2023

	Voya Multi- Manager Mid Cap Value Fund	Voya Small Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,753,369	$3,051,138	$3,061,354
Dividends from affiliates	197	—	—
Interest	7,190	—	—
Securities lending income, net	19,809	338	30,183
Total investment income	3,780,565	3,051,476	3,091,537
EXPENSES:
Investment management fees	1,162,579	4,373,194	295,907
Distribution and shareholder service fees:
Class A	—	86,099	17,226
Class C	—	21,385	—
Class R	—	1,069	—
Transfer agent fees:
Class A	—	37,821	34,468
Class C	—	2,347	—
Class I	10,294	391,268	1,404
Class P(1)	1,165	—	—
Class R	—	235	—
Class R6	—	135	1,177
Class W	—	2,604	—
Shareholder reporting expense	1,460	19,865	1,095
Registration fees	46,783	96,620	62,499
Professional fees	23,030	43,590	11,680
Custody and accounting expense	60,985	65,315	20,075
Trustee fees	4,269	14,194	2,553
Offering expense	—	103,693	—
Licensing fee (Note 7)	12,846	—	—
Miscellaneous expense	16,913	53,735	12,200
Interest expense	—	40	203
Total expenses	1,340,324	5,313,209	460,487
Waived and reimbursed fees	(430,517)	(203,890)	(110,382)
Net expenses	909,807	5,109,319	350,105
Net investment income (loss)	2,870,758	(2,057,843)	2,741,432
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,819,047)	(18,894,265)	2,066,724
Sale of investments in affiliates	1,739	—	—
Foreign currency related transactions	—	549	—
Net realized gain (loss)	(1,817,308)	(18,893,716)	2,066,724
Net change in unrealized appreciation (depreciation) on:
Investments	(14,820,019)	31,942,826	(10,586,306)
Affiliates	(32)	—	—
Foreign currency related transactions	—	(132)	—
Net change in unrealized appreciation (depreciation)	(14,820,051)	31,942,694	(10,586,306)
Net realized and unrealized gain (loss)	(16,637,359)	13,048,978	(8,519,582)
Increase (decrease) in net assets resulting from operations	$(13,766,601)	$10,991,135	$(5,778,150)
* Foreign taxes withheld	$1,505	$18,399	$1,549

(1)
Class P of Voya Multi-Manager Mid Cap Value Fund was fully redeemed on March 24, 2023.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$1,110,567	$(1,358,793)	$9,795,999	$8,023,115
Net realized gain (loss)	(31,064,308)	216,123,483	15,496,603	92,356,285
Net change in unrealized appreciation (depreciation)	77,321,548	(309,590,048)	(51,629,643)	(66,769,152)
Increase (decrease) in net assets resulting from operations	47,367,807	(94,825,358)	(26,337,041)	33,610,248
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(19,528,094)	(24,658,290)	(31,550,433)	(64,593,911)
Class C	(1,952,873)	(3,288,215)	(398,576)	(876,525)
Class I	(83,810,701)	(122,728,147)	(16,401,367)	(36,338,382)
Class P3(1)	—	(447)	(8)	(419)
Class R	(118,176)	(174,404)	(62,636)	(142,709)
Class R6	(14,912,763)	(26,251,441)	(1,297,318)	(2,473,476)
Class W	(7,604,953)	(11,020,316)	(346,412)	(660,982)
Total distributions	(127,927,560)	(188,121,260)	(50,056,750)	(105,086,404)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	167,421,353	213,171,480	85,552,666	75,635,423
Reinvestment of distributions	125,374,112	185,124,262	47,937,372	100,428,935
	292,795,465	398,295,742	133,490,038	176,064,358
Cost of shares redeemed	(356,107,942)	(666,779,833)	(120,992,153)	(147,492,639)
Net increase (decrease) in net assets resulting from capital share transactions	(63,312,477)	(268,484,091)	12,497,885	28,571,719
Net decrease in net assets	(143,872,230)	(551,430,709)	(63,895,906)	(42,904,437)
NET ASSETS:
Beginning of year or period	846,103,416	1,397,534,125	716,500,530	759,404,967
End of year or period	$702,231,186	$846,103,416	$652,604,624	$716,500,530

(1)
Class P3 of Voya Large-Cap Growth Fund was fully redeemed on September 9, 2022

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$(2,467,080)	$(6,617,424)	$2,870,758	$2,823,539
Net realized gain (loss)	(18,905,714)	93,602,587	(1,817,308)	38,296,785
Net change in unrealized appreciation (depreciation)	68,462,841	(282,133,318)	(14,820,051)	(43,779,668)
Increase (decrease) in net assets resulting from operations	47,090,047	(195,148,155)	(13,766,601)	(2,659,344)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	(80,007,971)	—	—
Class C	—	(6,169,612)	—	—
Class I	—	(95,141,473)	(8,442,273)	(18,826,165)
Class P(1)	—	—	(5,261,577)	(10,346,472)
Class P3(2)	—	(531)	—	(442)
Class R	—	(682,966)	—	—
Class R6	—	(26,599,826)	—	—
Class W	—	(15,443,884)	—	—
Total distributions	—	(224,046,263)	(13,703,850)	(29,173,079)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	92,890,893	207,755,327	57,493,102	28,231,898
Reinvestment of distributions	—	192,134,385	13,703,850	29,173,080
	92,890,893	399,889,712	71,196,952	57,404,978
Cost of shares redeemed	(242,762,069)	(352,727,938)	(100,326,684)	(118,604,080)
Net increase (decrease) in net assets resulting from capital share transactions	(149,871,176)	47,161,774	(29,129,732)	(61,199,102)
Net decrease in net assets	(102,781,129)	(372,032,644)	(56,600,183)	(93,031,525)
NET ASSETS:
Beginning of year or period	757,629,142	1,129,661,786	185,643,644	278,675,169
End of year or period	$654,848,013	$757,629,142	$129,043,461	$185,643,644

(1)
Class P of Voya Multi-Manager Mid Cap Value Fund was fully redeemed on March 24, 2023.

(2)
Class P3 was fully redeemed September 9, 2022.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Small Cap Growth Fund
	Year Ended May 31, 2023	October 1, 2021 to May 31, 2022(1)	Year Ended September 30, 2021
FROM OPERATIONS:
Net investment (loss)	$(2,057,843)	$(1,835,871)	$(3,201,356)
Net realized gain (loss)	(18,893,716)	20,984,540	100,740,789
Net change in unrealized appreciation (depreciation)	31,942,694	(111,865,748)	55,079,334
Increase (decrease) in net assets resulting from operations	10,991,135	(92,717,079)	152,618,767
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I(2)	—	(88,990,928)	(28,271,294)
Total distributions	—	(88,990,928)	(28,271,294)
FROM CAPITAL SHARE TRANSACTIONS(3):
Net proceeds from sale of shares	172,673,961	61,497,857	84,906,869
Proceeds from shares issued in merger (Note 16)	91,620,459	—	—
Reinvestment of distributions	—	87,154,479	27,824,008
	264,294,420	148,652,336	112,730,877
Cost of shares redeemed	(94,065,431)	(42,549,863)	(104,387,540)
Net increase in net assets resulting from capital share transactions	170,228,989	106,102,473	8,343,337
Net increase (decrease) in net assets	181,220,124	(75,605,534)	132,690,810
NET ASSETS:
Beginning of year or period	426,159,786	501,765,320	369,074,510
End of year or period	$607,379,910	$426,159,786	$501,765,320

(1)
Effective close of business April 1, 2022, the fiscal year-end was changed from September 30 to May 31.

(2)
For the fiscal year ended September 30, 2021, the Fund did not have a class designation.

(3)
There was no net impact on the operations of the Fund as a result of the reorganization that occurred close of business April 1, 2022. See Note 10 for more information.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya U.S. High Dividend Low Volatility Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income	$2,741,432	$2,613,468
Net realized gain	2,066,724	18,756,084
Net change in unrealized appreciation (depreciation)	(10,586,306)	(13,742,272)
Increase (decrease) in net assets resulting from operations	(5,778,150)	7,627,280
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(972,556)	(354,838)
Class I	(4,987,935)	(17,288,350)
Class P3(1)	(15)	(856)
Class R6	(6,759,951)	(15,793,093)
Total distributions	(12,720,457)	(33,437,137)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,369,250	42,939,884
Reinvestment of distributions	12,718,915	33,436,087
	40,088,165	76,375,971
Cost of shares redeemed	(36,871,061)	(64,062,081)
Net increase in net assets resulting from capital share transactions	3,217,104	12,313,890
Net decrease in net assets	(15,281,503)	(13,495,967)
NET ASSETS:
Beginning of year or period	106,144,980	119,640,947
End of year or period	$90,863,477	$106,144,980

(1)
Class P3 was fully redeemed on September 9, 2022.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large-Cap Growth Fund
Class A
05-31-23	37.85	(0.04)•	1.86	1.82	0.00*	6.91	—	6.91	—	32.76	7.50	0.90	0.90	0.90	(0.12)	105,826	55
05-31-22	51.32	(0.20)•	(4.26)	(4.46)	—	9.01	—	9.01	—	37.85	(12.50)	0.97	0.97	0.97	(0.40)	115,265	76
05-31-21	44.45	(0.13)•	13.62	13.49	—	6.62	—	6.62	—	51.32	31.23	0.96	0.96	0.96	(0.26)	139,465	93
05-31-20	38.36	0.03	8.04	8.07	0.15	1.83	—	1.98	—	44.45	21.30	0.96	1.04	1.04	0.06	104,447	83
05-31-19	38.75	0.12	2.02	2.14	0.01	2.52	—	2.53	—	38.36	6.11	0.95	1.04	1.04	0.31	80,328	95
Class C
05-31-23	28.22	(0.21)•	1.07	0.86	0.00*	6.91	—	6.91	—	22.17	6.56	1.65	1.65	1.65	(0.88)	7,353	55
05-31-22	40.58	(0.46)•	(2.89)	(3.35)	—	9.01	—	9.01	—	28.22	(13.13)	1.72	1.72	1.72	(1.16)	10,879	76
05-31-21	36.52	(0.41)•	11.09	10.68	—	6.62	—	6.62	—	40.58	30.25	1.71	1.71	1.71	(1.01)	21,109	93
05-31-20	31.92	(0.23)	6.66	6.43	—	1.83	—	1.83	—	36.52	20.41	1.71	1.79	1.79	(0.68)	20,630	83
05-31-19	32.92	(0.14)	1.66	1.52	—	2.52	—	2.52	—	31.92	5.28	1.70	1.79	1.79	(0.43)	32,386	95
Class I
05-31-23	44.26	0.08•	2.40	2.48	0.00*	6.91	—	6.91	—	39.83	7.93	0.58	0.58	0.58	0.21	440,942	55
05-31-22	58.45	(0.03)•	(5.15)	(5.18)	0.00*	9.01	—	9.01	—	44.26	(12.19)	0.61	0.61	0.61	(0.05)	577,160	76
05-31-21	49.83	0.04•	15.32	15.36	0.12	6.62	—	6.74	—	58.45	31.64	0.61	0.63	0.63	0.07	851,822	93
05-31-20	42.73	0.21•	9.00	9.21	0.28	1.83	—	2.11	—	49.83	21.80	0.59	0.66	0.66	0.44	671,609	83
05-31-19	42.89	0.29	2.24	2.53	0.17	2.52	—	2.69	—	42.73	6.47	0.59	0.66	0.66	0.70	600,368	95
Class R
05-31-23	42.84	(0.14)•	2.24	2.10	0.00*	6.91	—	6.91	—	38.03	7.25	1.15	1.15	1.15	(0.36)	721	55
05-31-22	57.15	(0.36)•	(4.94)	(5.30)	—	9.01	—	9.01	—	42.84	(12.71)	1.22	1.22	1.22	(0.65)	858	76
05-31-21	49.02	(0.28)•	15.03	14.75	—	6.62	—	6.62	—	57.15	30.87	1.21	1.21	1.21	(0.51)	1,018	93
05-31-20	42.09	(0.09)•	8.85	8.76	—	1.83	—	1.83	—	49.02	21.02	1.21	1.29	1.29	(0.19)	861	83
05-31-19	42.36	0.02	2.23	2.25	—	2.52	—	2.52	—	42.09	5.84	1.20	1.29	1.29	0.07	1,082	95
Class R6
05-31-23	44.34	0.09•	2.39	2.48	0.00*	6.91	—	6.91	—	39.91	7.91	0.57	0.57	0.57	0.23	121,250	55
05-31-22	58.51	(0.01)•	(5.15)	(5.16)	0.00*	9.01	—	9.01	—	44.34	(12.13)	0.56	0.56	0.56	(0.02)	89,841	76
05-31-21	49.87	0.08•	15.33	15.41	0.15	6.62	—	6.77	—	58.51	31.74	0.55	0.55	0.55	0.14	306,068	93
05-31-20	42.76	0.24•	9.01	9.25	0.31	1.83	—	2.14	—	49.87	21.88	0.55	0.58	0.58	0.52	272,040	83
05-31-19	42.90	0.36•	2.22	2.58	0.20	2.52	—	2.72	—	42.76	6.60	0.55	0.58	0.58	0.85	294,339	95
Class W
05-31-23	42.57	0.05•	2.25	2.30	0.00*	6.91	—	6.91	—	37.96	7.82	0.65	0.65	0.65	0.13	26,140	55
05-31-22	56.58	(0.08)•	(4.92)	(5.00)	—	9.01	—	9.01	—	42.57	(12.28)	0.72	0.72	0.72	(0.15)	52,098	76
05-31-21	48.42	0.01•	14.86	14.87	0.09	6.62	—	6.71	—	56.58	31.55	0.71	0.71	0.71	0.01	78,049	93
05-31-20	41.60	0.16•	8.74	8.90	0.25	1.83	—	2.08	—	48.42	21.64	0.71	0.79	0.79	0.35	73,288	83
05-31-19	41.79	0.21•	2.20	2.41	0.08	2.52	—	2.60	—	41.60	6.32	0.70	0.79	0.79	0.50	11,341	95
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large Cap Value Fund
Class A
05-31-23	11.89	0.15•	(0.60)	(0.45)	0.16	0.72	—	0.88	—	10.57	(3.79)	1.12	1.07	1.07	1.34	392,251	80
05-31-22	13.25	0.12•	0.45	0.57	0.10	1.83	—	1.93	—	11.89	4.48	1.15	1.10	1.10	0.95	439,016	57
05-31-21	9.74	0.12•	4.39	4.51	0.16	0.84	—	1.00	—	13.25	48.66	1.16	1.10	1.10	1.09	452,381	94
05-31-20	11.04	0.17	(0.34)	(0.17)	0.21	0.92	—	1.13	—	9.74	(2.79)	1.19	1.10	1.10	1.55	331,769	154
05-31-19	12.09	0.19	(0.06)	0.13	0.17	1.01	—	1.18	—	11.04	1.51	1.18	1.10	1.10	1.60	362,398	90
Class C
05-31-23	11.88	0.06•	(0.60)	(0.54)	0.07	0.72	—	0.79	—	10.55	(4.63)	1.87	1.82	1.82	0.58	4,905	80
05-31-22	13.25	0.02•	0.46	0.48	0.02	1.83	—	1.85	—	11.88	3.72	1.90	1.85	1.85	0.16	6,143	57
05-31-21	9.74	0.04•	4.38	4.42	0.07	0.84	—	0.91	—	13.25	47.49	1.91	1.85	1.85	0.37	10,327	94
05-31-20	11.02	0.08•	(0.32)	(0.24)	0.12	0.92	—	1.04	—	9.74	(3.44)	1.94	1.85	1.85	0.73	13,664	154
05-31-19	12.05	0.11	(0.06)	0.05	0.07	1.01	—	1.08	—	11.02	0.81	1.93	1.85	1.85	0.84	39,550	90
Class I
05-31-23	13.39	0.21•	(0.67)	(0.46)	0.19	0.72	—	0.91	—	12.02	(3.47)	0.82	0.76	0.76	1.64	232,382	80
05-31-22	14.68	0.18•	0.50	0.68	0.14	1.83	—	1.97	—	13.39	4.82	0.81	0.76	0.76	1.27	245,169	57
05-31-21	10.70	0.18•	4.83	5.01	0.19	0.84	—	1.03	—	14.68	49.13	0.82	0.76	0.76	1.43	271,656	94
05-31-20	12.03	0.22	(0.39)	(0.17)	0.24	0.92	—	1.16	—	10.70	(2.48)	0.84	0.76	0.76	1.90	230,991	154
05-31-19	13.07	0.25	(0.05)	0.20	0.23	1.01	—	1.24	—	12.03	1.95	0.84	0.76	0.76	1.94	214,877	90
Class R
05-31-23	11.93	0.13•	(0.61)	(0.48)	0.13	0.72	—	0.85	—	10.60	(4.07)	1.37	1.27	1.27	1.14	779	80
05-31-22	13.29	0.09•	0.45	0.54	0.07	1.83	—	1.90	—	11.93	4.23	1.40	1.30	1.30	0.72	886	57
05-31-21	9.76	0.10•	4.40	4.50	0.13	0.84	—	0.97	—	13.29	48.48	1.41	1.30	1.30	0.88	1,032	94
05-31-20	11.06	0.14•	(0.35)	(0.21)	0.17	0.92	—	1.09	—	9.76	(3.11)	1.44	1.33	1.33	1.27	736	154
05-31-19	12.07	0.16•	(0.04)	0.12	0.12	1.01	—	1.13	—	11.06	1.44	1.43	1.32	1.32	1.38	1,297	90
Class R6
05-31-23	13.36	0.21•	(0.67)	(0.46)	0.19	0.72	—	0.91	—	11.99	(3.45)	0.79	0.74	0.74	1.67	17,456	80
05-31-22	14.65	0.18•	0.50	0.68	0.14	1.83	—	1.97	—	13.36	4.84	0.79	0.74	0.74	1.30	20,126	57
05-31-21	10.68	0.18•	4.82	5.00	0.19	0.84	—	1.03	—	14.65	49.15	0.80	0.74	0.74	1.45	18,739	94
05-31-20	12.01	0.22•	(0.38)	(0.16)	0.25	0.92	—	1.17	—	10.68	(2.47)	0.80	0.74	0.74	1.82	14,936	154
05-31-19	13.06	0.26	(0.07)	0.19	0.23	1.01	—	1.24	—	12.01	1.90	0.80	0.74	0.74	1.96	106,327	90
Class W
05-31-23	13.37	0.20•	(0.67)	(0.47)	0.18	0.72	—	0.90	—	12.00	(3.52)	0.87	0.82	0.82	1.59	4,831	80
05-31-22	14.66	0.17•	0.50	0.67	0.13	1.83	—	1.96	—	13.37	4.73	0.90	0.85	0.85	1.20	5,157	57
05-31-21	10.69	0.17•	4.82	4.99	0.18	0.84	—	1.02	—	14.66	48.94	0.91	0.85	0.85	1.35	5,267	94
05-31-20	12.01	0.22•	(0.39)	(0.17)	0.23	0.92	—	1.15	—	10.69	(2.50)	0.94	0.85	0.85	1.79	4,762	154
05-31-19	13.03	0.23•	(0.04)	0.19	0.20	1.01	—	1.21	—	12.01	1.92	0.93	0.85	0.85	1.81	6,265	90
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya MidCap Opportunities Fund
Class A
05-31-23	14.66	(0.09)•	1.13	1.04	—	—	—	—	—	15.70	7.09	1.32	1.25	1.25	(0.57)	233,488	60
05-31-22	23.82	(0.17)•	(3.32)	(3.49)	—	5.67	—	5.67	—	14.66	(20.04)	1.23	1.21	1.21	(0.81)	246,265	62
05-31-21	20.41	(0.20)•	8.70	8.50	—	5.09	—	5.09	—	23.82	43.16	1.27	1.25	1.25	(0.87)	346,695	82
05-31-20	19.28	(0.07)	2.67	2.60	—	1.47	—	1.47	—	20.41	13.68	1.28	1.27	1.27	(0.34)	275,279	92
05-31-19	22.97	(0.07)	0.31	0.24	—	3.93	—	3.93	—	19.28	2.97	1.26	1.26	1.26	(0.36)	277,900	103
Class C
05-31-23	6.49	(0.09)•	0.49	0.40	—	—	—	—	—	6.89	6.16	2.07	2.00	2.00	(1.32)	7,417	60
05-31-22	13.68	(0.18)•	(1.34)	(1.52)	—	5.67	—	5.67	—	6.49	(20.58)	1.98	1.96	1.96	(1.58)	9,451	62
05-31-21	13.41	(0.23)•	5.59	5.36	—	5.09	—	5.09	—	13.68	42.15	2.02	2.00	2.00	(1.62)	23,803	82
05-31-20	13.22	(0.14)•	1.80	1.66	—	1.47	—	1.47	—	13.41	12.81	2.03	2.02	2.02	(1.04)	27,377	92
05-31-19	17.21	(0.18)	0.12	(0.06)	—	3.93	—	3.93	—	13.22	2.14	2.01	2.01	2.01	(1.12)	56,335	103
Class I
05-31-23	19.54	(0.05)•	1.49	1.44	—	—	—	—	—	20.98	7.37	1.02	0.93	0.93	(0.25)	301,910	60
05-31-22	29.83	(0.14)•	(4.48)	(4.62)	—	5.67	—	5.67	—	19.54	(19.77)	0.93	0.91	0.91	(0.51)	346,729	62
05-31-21	24.53	(0.16)•	10.55	10.39	—	5.09	—	5.09	—	29.83	43.65	0.94	0.92	0.92	(0.55)	504,762	82
05-31-20	22.84	(0.01)	3.17	3.16	—	1.47	—	1.47	—	24.53	14.01	0.98	0.97	0.97	(0.01)	431,603	92
05-31-19	26.35	(0.02)	0.44	0.42	—	3.93	—	3.93	—	22.84	3.30	0.96	0.97	0.97	(0.08)	580,296	103
Class R
05-31-23	13.71	(0.12)•	1.05	0.93	—	—	—	—	—	14.64	6.78	1.57	1.50	1.50	(0.82)	2,245	60
05-31-22	22.68	(0.21)•	(3.09)	(3.30)	—	5.67	—	5.67	—	13.71	(20.23)	1.48	1.46	1.46	(1.05)	2,241	62
05-31-21	19.65	(0.25)•	8.37	8.12	—	5.09	—	5.09	—	22.68	42.86	1.52	1.50	1.50	(1.12)	3,388	82
05-31-20	18.66	(0.11)•	2.57	2.46	—	1.47	—	1.47	—	19.65	13.38	1.53	1.52	1.52	(0.58)	2,743	92
05-31-19	22.42	(0.14)	0.31	0.17	—	3.93	—	3.93	—	18.66	2.70	1.51	1.51	1.51	(0.62)	3,021	103
Class R6
05-31-23	19.87	(0.03)•	1.51	1.48	—	—	—	—	—	21.35	7.45	0.90	0.83	0.83	(0.15)	98,415	60
05-31-22	30.22	(0.12)•	(4.56)	(4.68)	—	5.67	—	5.67	—	19.87	(19.71)	0.85	0.83	0.83	(0.43)	95,140	62
05-31-21	24.78	(0.14)•	10.67	10.53	—	5.09	—	5.09	—	30.22	43.78	0.86	0.84	0.84	(0.47)	162,052	82
05-31-20	23.04	0.02	3.19	3.21	—	1.47	—	1.47	—	24.78	14.11	0.87	0.86	0.86	0.08	133,027	92
05-31-19	26.51	0.01	0.45	0.46	—	3.93	—	3.93	—	23.04	3.43	0.85	0.85	0.85	0.04	153,726	103
Class W
05-31-23	18.95	(0.06)•	1.43	1.37	—	—	—	—	—	20.32	7.23	1.07	1.00	1.00	(0.33)	11,373	60
05-31-22	29.11	(0.15)•	(4.34)	(4.49)	—	5.67	—	5.67	—	18.95	(19.82)	0.98	0.96	0.96	(0.56)	57,800	62
05-31-21	24.05	(0.17)•	10.32	10.15	—	5.09	—	5.09	—	29.11	43.51	1.02	1.00	1.00	(0.61)	88,959	82
05-31-20	22.43	(0.02)	3.11	3.09	—	1.47	—	1.47	—	24.05	13.95	1.03	1.02	1.02	(0.08)	82,191	92
05-31-19	25.96	(0.03)	0.43	0.40	—	3.93	—	3.93	—	22.43	3.26	1.01	1.01	1.01	(0.12)	108,707	103
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-23	9.84	0.14•	(0.88)	(0.74)	0.21	0.55	—	0.76	—	8.34	(7.90)	0.82	0.78	0.78	1.50	129,043	133
05-31-22	11.72	0.11•	(0.31)	(0.20)	0.15	1.53	—	1.68	—	9.84	(2.44)	0.79	0.78	0.78	0.95	116,274	30
05-31-21	7.83	0.09•	4.22	4.31	0.10	0.32	—	0.42	—	11.72	56.34(4)	0.79	0.78	0.78	0.93	175,387	47
05-31-20	9.26	0.12	(0.55)	(0.43)	0.12	0.88	—	1.00	—	7.83	(6.73)	0.88	0.83	0.83	1.26	106,294	63
05-31-19	11.99	0.12	(1.15)	(1.03)	0.13	1.57	—	1.70	—	9.26	(7.77)	0.92	0.88	0.88	1.04	113,560	36
Voya Small Cap Growth Fund(5)
Class A
10-07-22(6) - 05-31-23	32.13	(0.13)•	2.19	2.06	—	—	—	—	—	34.19	6.41	1.23	1.19	1.19	(0.58)	52,722	100
Class C
10-07-22(6) - 05-31-23	32.13	(0.30)•	2.20	1.90	—	—	—	—	—	34.03	5.91	1.98	1.94	1.94	(1.34)	3,124	100
Class I(7)
05-31-23	33.86	(0.13)•	0.52	0.39	—	—	—	—	—	34.25	1.15	0.96	0.92	0.92	(0.37)	506,612	100
10-01-21 - 05-31-22	49.63	(0.16)•	(6.98)	(7.14)	—	8.63	—	8.63	—	33.86	(18.31)	0.93	0.93	0.93	(0.57)	426,157	61
09-30-21	37.26	(0.32)•	15.61	15.29	—	2.92	—	2.92	—	49.63	42.36	0.93	0.93	0.93	(0.68)	502	84
09-30-20	34.36	(0.17)•	3.58	3.41	—	0.51	—	0.51	—	37.26	9.99	0.94	0.94	0.94	(0.53)	369	111
09-30-19	40.76	(0.12)•	(2.17)	(2.29)	—	4.11	—	4.11	—	34.36	(3.92)	0.93	0.93	0.93	(0.37)	433	121
09-30-18	37.62	(0.20)•	8.74	8.54	—	5.40	—	5.40	—	40.76	26.09	0.93	0.93	0.93	(0.55)	453	126
Class R
10-07-22(6) - 05-31-23	32.13	(0.19)•	2.20	2.01	—	—	—	—	—	34.14	6.26	1.48	1.44	1.44	(0.85)	319	100
Class R6
05-31-23	33.84	(0.08)•	0.51	0.43	—	—	—	—	—	34.27	1.27	0.87	0.83	0.83	(0.23)	41,179	100
04-04-22(6) - 05-31-22	39.17	(0.05)•	(5.28)	(5.33)	—	—	—	—	—	33.84	(13.61)	2.10	0.85	0.85	(0.97)	3	61
Class W
10-07-22(6) - 05-31-23	32.13	(0.07)•	2.19	2.12	—	—	—	—	—	34.25	6.60	0.98	0.94	0.94	(0.33)	3,425	100
Voya U.S. High Dividend Low Volatility Fund
Class A
05-31-23	11.39	0.25•	(0.86)	(0.61)	0.25	1.10	—	1.35	—	9.43	(6.01)	1.15	0.60	0.60	2.42	8,087	76
05-31-22	14.33	0.23•	0.73	0.96	0.25	3.65	—	3.90	—	11.39	6.29	1.14	0.60	0.60	1.88	3,953	91
05-31-21	11.05	0.21•	3.34	3.55	0.27	—	—	0.27	—	14.33	32.50	1.23	0.72	0.72	1.72	916	97
05-31-20	11.31	0.23	(0.07)	0.16	0.28	0.14	—	0.42	—	11.05	1.29	1.26	0.80	0.80	2.07	766	61
05-31-19	11.51	0.25•	0.16	0.41	0.20	0.41	—	0.61	—	11.31	3.87	1.26	0.80	0.80	2.19	281	62
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya U.S. High Dividend Low Volatility Fund (continued)
Class I
05-31-23	11.47	0.29•	(0.89)	(0.60)	0.27	1.10	—	1.37	—	9.50	(5.82)	0.40	0.33	0.33	2.70	30,516	76
05-31-22	14.39	0.28•	0.73	1.01	0.28	3.65	—	3.93	—	11.47	6.67	0.40	0.33	0.33	2.13	40,516	91
05-31-21	11.10	0.25•	3.35	3.60	0.31	—	—	0.31	—	14.39	32.84	0.49	0.46	0.46	2.01	64,631	97
05-31-20	11.36	0.28•	(0.09)	0.19	0.31	0.14	—	0.45	—	11.10	1.57	0.51	0.51	0.51	2.33	101,037	61
05-31-19	11.55	0.26	0.20	0.46	0.24	0.41	—	0.65	—	11.36	4.28	0.51	0.52	0.52	2.39	299,079	62
Class R6
05-31-23	11.47	0.29•	(0.89)	(0.60)	0.27	1.10	—	1.37	—	9.50	(5.81)	0.40	0.32	0.32	2.70	52,261	76
05-31-22	14.39	0.28•	0.73	1.01	0.28	3.65	—	3.93	—	11.47	6.68	0.39	0.32	0.32	2.15	61,673	91
05-31-21	11.10	0.25•	3.35	3.60	0.31	—	—	0.31	—	14.39	32.85	0.49	0.45	0.45	2.02	54,091	97
09-30-19(6) - 05-31-20	12.29	0.18•	(1.00)	(0.82)	0.23	0.14	—	0.37	—	11.10	(6.71)	0.51	0.51	0.51	2.25	92,638	61

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Excluding a payment by affiliate in the fiscal year ended May 31, 2021, the total return for Multi-Manager Mid Cap Value would have been 56.13% on Class I.

(5)
Prior to the close of business April 1, 2022, Voya Small Cap Growth Fund operated under a different name and investment adviser. Please see Note 1 for more information regarding the predecessor fund and the reorganization. Effective close of business April 1, 2022, the fiscal year end was changed from September 30 to May 31. For the fiscal years ended September 30, 2017, 2018, 2019, 2020 and 2021, the information presented was audited by a different independent registered public accounting firm and the net assets are expressed in millions. For the periods ended May 31, 2022 and November 30, 2022, the net assets are expressed in thousands.

(6)
Commencement of operations.

(7)
Effective close of business April 1, 2022, the shares of the predecessor fund were redesignated as Class I shares of Voya Small Cap Growth Fund. Please see Note 1 for more information.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for: Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Small Cap Growth Fund (“Small Cap Growth”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”) (each, a “Fund” and collectively, the “Funds”). Each Fund, except Large-Cap Growth, is a diversified series of the Trust. Large-Cap Growth is a non-diversified series of the Trust.
Each Fund offers at least two or more of the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Small Cap Growth acquired all of the assets and liabilities of TCM Small Cap Growth Fund (the “Predecessor Fund’) pursuant to an agreement and plan of reorganization (the “Reorganization”) effective close of business April 1, 2022. The Predecessor Fund was a diversified series of
Professionally Managed Portfolios (“PMP Trust”), a Massachusetts business trust. The previous fiscal year end of the Predecessor Fund was September 30, 2021. Effective with the reorganization, the fiscal year end of the Fund was changed from September 30 to May 31.
The prior year financial statements of Small Cap Growth reflect the historical results of the Predecessor Fund, which did not have a share class designation prior to the Reorganization. Upon completion of the Reorganization, Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund’s shares. All information and references to the period prior to the close of business April 1, 2022 refer to the Predecessor Fund.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:
Annually	Quarterly
Large-Cap Growth MidCap Opportunities Multi-Manager Mid Cap Value Small Cap Growth	Large Cap Value U.S. High Dividend Low Volatility
Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
H. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
I. Offering Costs. Costs incurred with the offering of shares of Small Cap Growth are deferred and amortized over a twelve month period on a straight-line basis starting at the date of the Reorganization.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Large-Cap Growth	$405,480,564	$566,189,833
Large Cap Value	537,500,286	571,314,094
MidCap Opportunities	399,735,701	528,835,522
Multi-Manager Mid Cap Value	214,258,869	255,139,456
Small Cap Growth	600,449,779	528,701,545
U.S. High Dividend Low Volatility	76,232,580	82,640,787
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $500 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Fund	As a Percentage of Average Daily Net Assets
0.70% thereafter
Multi-Manager Mid Cap Value	0.80% on Direct Investments 0.40% on Passively Managed Assets
Small Cap Growth(1)	0.80% on all assets
U.S. High Dividend Low Volatility	0.29% on all assets

(1)
Effective close of business October 7, 2022, the Investment Adviser has agreed to waive 0.02% of the management fee for Small Cap Growth. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Large-Cap Growth	Voya IM*
Large Cap Value	Voya IM*
MidCap Opportunities	Voya IM*
Multi-Manager Mid Cap Value(1)	Victory Capital Management, Inc. and Voya IM*
Small Cap Growth U.S High Dividend Low Volatility	Voya IM* Voya IM*

(1)
Effective March, 14, 2023 Hahn Capital Management, LLC and LSV Asset Management were removed as sub-advisers. Effective March 17, 2023, Victory Capital Management, Inc. was added as Sub-Adviser.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C, and Class R shares of each respective Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each share class pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Large-Cap Growth	0.25%(1)	1.00%	0.50%
Large Cap Value	0.25%	1.00%	0.50%(2)
MidCap Opportunities	0.25%	1.00%	0.50%
Small Cap Growth	0.25%	1.00%	0.50%
U.S. High Dividend Low Volatility	0.25%	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%.

(2)
The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2023, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$4,455	$—
Large Cap Value	10,765	—
MidCap Opportunities	3,737	—
Small Cap Growth	941	—
U.S. High Dividend Low Volatility	1,443	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$77	$953
Large Cap Value	—	1,135
MidCap Opportunities	754	218
Small Cap Growth	—	32
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Mid Cap Value U.S. High Dividend Low Volatility	5.35% 15.12
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value U.S. High Dividend Low Volatility	5.02 23.69
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	8.06
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	7.88

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Solution Income Portfolio	U.S. High Dividend Low Volatility	12.40
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	15.05
The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2023, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Large-Cap Growth	$2,679
Large Cap Value	26,394
MidCap Opportunities	12,669
Multi-Manager Mid Cap Value	—
Small Cap Growth	2,083
U.S. High Dividend Low Volatility	10
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common sub-adviser and/or common offices or trustees. For the year ended May 31,
2023, Multi-Manager Mid Cap Value engaged in such transactions amounting to $63,994,260 of in-kind sales, resulting in a net realized loss of $343,487.
NOTE 7 — LICENSING FEE
Multi-Manager Mid Cap Value pays an annual licensing fee to Frank Russell Company.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	0.78%	N/A	N/A	N/A
Small Cap Growth	1.30%	2.05%	0.95%	1.55%	0.85%	1.05%
U.S. High Dividend Low Volatility	0.60%	N/A	0.35%	N/A	0.32%	N/A
Pursuant to side letter agreements, through October 1, 2023, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class R	Class R6	Class W
Large-Cap Growth	1.04%	1.79%	0.66%	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	1.35%	0.74%	0.85%
MidCap Opportunities(1)	1.26%	2.01%	0.93%	1.51%	0.83%	1.01%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

As of May 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	May 31,
	2024	2025	2026	Total
Large Cap Value	$371,541	$353,438	$373,343	$1,098,322
Multi-Manager Mid Cap Value	4,497	11,895	39,169	55,561
Small Cap Growth	—	—	126,509	126,509
U.S. High Dividend Low Volatility	66,097	86,134	76,781	229,012
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2023, are as follows:
	May 31,
	2024	2025	2026	Total
Large Cap Value
Class A	$24,061	$28,637	$—	$52,698
Class C	618	464	—	1,082
Class I	1,510	5,474	10,270	17,254
Class R6	—	—	131	131
Class W	257	317	—	574
Multi-Manager Mid Cap Value
Class I	11,056	11,931	10,169	33,156
Small Cap Growth
Class R6	—	4	135	139
U.S. High Dividend Low Volatility
Class A	3,563	8,889	32,479	44,931
Class R6	1,828	932	1,118	3,878
The expense limitation agreements are contractual through October 1, 2023, except for Small Cap Growth which is through October 1, 2024, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended May 31, 2023:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	8	$4,132,250	5.76%
Large Cap Value	14	1,934,714	3.71
MidCap Opportunities	5	5,982,800	4.91
Small Cap Growth	1	565,000	2.58
U.S. High Dividend Low Volatility	2	669,000	5.47

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
5/31/2023	198,287	—	633,037	(646,091)	185,233	6,353,345	—	18,085,879	(20,802,894)	3,636,330
5/31/2022	331,588	—	468,565	(472,756)	327,397	17,292,240	—	22,645,732	(22,794,968)	17,143,004
Class C
5/31/2023	46,025	—	100,511	(200,384)	(53,848)	1,033,799	—	1,949,916	(4,800,403)	(1,816,688)
5/31/2022	37,058	—	90,433	(262,092)	(134,601)	1,430,520	—	3,269,136	(10,724,891)	(6,025,235)
Class I
5/31/2023	2,352,108	—	2,384,152	(6,704,312)	(1,968,052)	91,698,571	—	82,706,219	(255,844,334)	(81,439,544)
5/31/2022	2,581,534	—	2,158,149	(6,274,179)	(1,534,496)	146,741,561	—	121,762,786	(345,252,190)	(76,747,844)
Class P3(1)
5/31/2023	—	—	—	(57)	(57)	—	—	—	(2,638)	(2,638)
5/31/2022	—	—	8	(2)	6	—	—	447	(125)	322
Class R
5/31/2023	6,357	—	3,445	(10,876)	(1,074)	252,566	—	114,391	(424,966)	(58,009)
5/31/2022	3,481	—	3,185	(4,462)	2,204	204,181	—	174,404	(225,631)	152,954
Class R6
5/31/2023	1,582,257	—	428,897	(999,417)	1,011,737	60,539,640	—	14,912,763	(38,506,062)	36,946,341
5/31/2022	702,956	—	464,627	(4,372,479)	(3,204,896)	41,384,222	—	26,251,441	(261,784,349)	(194,148,685)
Class W
5/31/2023	203,350	—	229,965	(968,463)	(535,148)	7,543,432	—	7,604,944	(35,726,645)	(20,578,269)
5/31/2022	110,930	—	202,990	(469,649)	(155,729)	6,118,881	—	11,020,316	(25,997,804)	(8,858,607)
Large Cap Value
Class A
5/31/2023	760,143	—	2,735,645	(3,289,971)	205,817	8,407,002	—	29,513,003	(36,408,854)	1,511,151
5/31/2022	1,450,702	—	5,079,914	(3,747,992)	2,782,624	18,577,350	—	60,100,685	(46,739,996)	31,938,039
Class C
5/31/2023	103,378	—	36,995	(192,875)	(52,502)	1,135,111	—	398,236	(2,116,113)	(582,766)
5/31/2022	146,404	—	74,354	(482,745)	(261,987)	1,866,506	—	875,906	(6,414,193)	(3,671,781)
Class I
5/31/2023	5,928,941	—	1,332,732	(6,226,527)	1,035,146	74,055,016	—	16,324,877	(78,336,173)	12,043,720
5/31/2022	3,557,651	—	2,714,433	(6,466,078)	(193,994)	49,300,499	—	36,179,203	(88,503,292)	(3,023,590)
Class P3(1)
5/31/2023	—	—	1	(241)	(240)	—	—	8	(3,214)	(3,206)
5/31/2022	—	—	30	—	30	—	—	419	—	419
Class R
5/31/2023	12,926	—	5,779	(19,456)	(751)	145,792	—	62,518	(215,615)	(7,305)
5/31/2022	31,780	—	12,026	(47,255)	(3,449)	415,060	—	142,468	(590,808)	(33,280)
Class R6
5/31/2023	81,563	—	106,257	(237,483)	(49,663)	1,020,641	—	1,297,318	(2,993,024)	(675,065)
5/31/2022	371,145	—	185,982	(329,783)	227,344	5,122,983	—	2,473,476	(4,557,014)	3,039,445
Class W
5/31/2023	62,152	—	27,937	(72,942)	17,147	789,104	—	341,412	(919,160)	211,356
5/31/2022	25,859	—	49,376	(48,804)	26,431	353,025	—	656,778	(687,336)	322,467
MidCap Opportunities
Class A
5/31/2023	503,497	—	(7)	(2,420,574)	(1,917,084)	7,653,374	—	—	(36,327,651)	(28,674,277)
5/31/2022	1,525,089	—	3,583,252	(2,870,720)	2,237,621	33,584,764	—	67,902,629	(59,293,944)	42,193,449

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class C
5/31/2023	63,697	—	—	(444,392)	(380,695)	424,911	—	—	(2,957,136)	(2,532,225)
5/31/2022	85,361	—	701,974	(1,070,540)	(283,205)	894,452	—	5,903,600	(13,404,518)	(6,606,466)
Class I
5/31/2023	3,229,285	—	—	(6,584,693)	(3,355,408)	64,764,618	—	—	(132,659,324)	(67,894,706)
5/31/2022	4,166,979	—	3,162,411	(6,504,448)	824,942	113,395,004	—	79,724,378	(165,129,884)	27,989,498
Class P3(1)
5/31/2023	—	—	—	(114)	(114)	—	—	—	(2,523)	(2,523)
5/31/2022	—	—	20	—	20	—	—	531	—	531
Class R
5/31/2023	35,151	—	—	(45,178)	(10,027)	485,266	—	—	(633,816)	(148,550)
5/31/2022	19,157	—	38,422	(43,586)	13,993	380,864	—	681,608	(1,015,439)	47,033
Class R6
5/31/2023	916,376	—	—	(1,096,286)	(179,910)	18,822,103	—	—	(22,587,578)	(3,765,475)
5/31/2022	1,786,522	—	877,912	(3,238,955)	(574,521)	50,289,673	—	22,500,900	(87,741,739)	(14,951,166)
Class W
5/31/2023	38,218	—	—	(2,528,374)	(2,490,156)	740,621	—	—	(47,594,041)	(46,853,420)
5/31/2022	358,205	—	630,447	(994,734)	(6,082)	9,210,570	—	15,420,739	(26,142,414)	(1,511,105)
Multi-Manager Mid Cap Value
Class I
5/31/2023	4,888,558	—	960,441	(2,190,894)	3,658,105	42,412,036	—	8,442,273	(20,289,145)	30,565,164
5/31/2022	869,769	—	1,806,734	(5,830,155)	(3,153,652)	9,596,879	—	18,826,166	(66,550,385)	(38,127,340)
Class P(2)
5/31/2023	1,596,802	—	581,390	(9,064,601)	(6,886,409)	15,081,066	—	5,261,577	(80,034,567)	(59,691,924)
5/31/2022	1,659,846	—	974,244	(4,448,675)	(1,814,585)	18,635,019	—	10,346,472	(52,053,695)	(23,072,204)
Class P3(1)
5/31/2023	—	—	—	(303)	(303)	—	—	—	(2,972)	(2,972)
5/31/2022	—	—	42	—	42	—	—	442	—	442
Small Cap Growth
Class A
10/7/2022(3) - 5/31/2023	49,860	1,615,709	—	(123,682)	1,541,887	1,700,186	51,912,837	—	(4,191,637)	49,421,386
Class C
10/7/2022(3) - 5/31/2023	2,042	103,730	—	(13,968)	91,804	70,509	3,332,845	—	(479,187)	2,924,167
Class I(4)(5)
5/31/2023	3,569,808	954,782	—	(2,322,210)	2,202,380	20,464,382	30,679,398	—	(78,764,825)	72,378,955
10/1/2021 - 5/31/2022(6)	1,534,985	—	1,993,470	(1,051,274)	2,477,181	61,494,857	—	87,154,479	(42,549,863)	106,099,473
9/30/2021	1,818,953	—	654,991	(2,269,306)	204,638	84,906,869	—	27,824,008	(104,387,540)	8,343,337
Class R
10/7/2022(3) - 5/31/2023	2,071	13,820	—	(6,544)	9,347	72,718	444,042	—	(221,933)	294,827
Class R6
5/31/2023	1,434,972	45,502	—	(278,913)	1,201,561	50,298,941	1,461,870	—	(9,715,715)	42,045,096
4/4/2022(3) - 5/31/2022	77	—	—	—	77	3,000	—	—	—	3,000
Class W
10/7/2022(3) - 5/31/2023	2,015	117,942	—	(19,952)	100,005	67,225	3,789,467	—	(692,134)	3,164,558

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
U.S. High Dividend Low Volatility
Class A
5/31/2023	711,600	—	95,490	(296,162)	510,928	7,648,780	—	971,014	(3,038,679)	5,581,115
5/31/2022	323,637	—	30,100	(70,733)	283,004	3,820,541	—	353,788	(838,993)	3,335,336
Class I
5/31/2023	1,092,704	—	486,563	(1,899,787)	(320,520)	11,453,185	—	4,987,935	(19,545,015)	(3,103,895)
5/31/2022	1,144,958	—	1,459,401	(3,560,565)	(956,206)	14,832,839	—	17,288,350	(43,162,599)	(11,041,410)
Class P3(1)
5/31/2023	—	—	1	(286)	(285)	—	—	15	(3,260)	(3,245)
5/31/2022	—	—	71	—	71	—	—	856	—	856
Class R6
5/31/2023	809,505	—	659,203	(1,344,400)	124,308	8,267,285	—	6,759,951	(14,284,107)	743,129
5/31/2022	1,865,148	—	1,334,200	(1,578,355)	1,620,993	24,286,504	—	15,793,093	(20,060,489)	20,019,108

(1)
Class P3 was fully redeemed on September 9, 2022.

(2)
Class P was fully redeemed on March 24, 2023.

(3)
Commencement of operations.

(4)
In connection with the Reorganization that occurred close of business April 1, 2022, the shares of the Predecessor Fund were redesignated as Class I shares.

(5)
For the fiscal year ended September 30, 2021, the information presented was audited by a different independent registered public accounting firm.

(6)
Effective close of business April 1, 2022, the fiscal year-end was changed from September 30 to May 31.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING (continued)

The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2023:
Large-Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$437,864	$(437,864)	$—
Total	$437,864	$(437,864)	$—

(1)
Cash Collateral with a fair value of $460,678 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$2,522,734	$(2,522,734)	$—
Total	$2,522,734	$(2,522,734)	$—

(1)
Cash Collateral with a fair value of $2,612,086 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	$344,760	$(344,760)	$—
Total	$344,760	$(344,760)	$—

(1)
Cash Collateral with a fair value of $353,389 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of income from passive foreign investment companies (PFICs), wash sale deferrals and distributions in connection with redemption of fund shares (equalization).
The following permanent tax differences have been reclassified as of May 31, 2023:
	Paid-in Capital	Distributable Earnings
MidCap Opportunities	$(4,325,202)	$4,325,202
Multi-Manager Mid Cap Value	(722,629)	722,629
Small Cap Growth	19,773,501(1)	(19,773,501)
U.S. High Dividend Low Volatility	1,089,451	(1,089,451)

(1)
Amount includes $23,277,549 of capital loss carryforwards and wash sale deferrals acquired in merger.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2023		Year Ended May 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$1,716	$127,925,844	$71,816,890	$116,304,370
Large Cap Value	15,105,069	34,951,681	28,238,589	76,847,815
MidCap Opportunities	—	—	93,737,162	130,309,101
Multi-Manager Mid Cap Value	4,398,054	9,305,796	9,458,957	19,714,122
Small Cap Growth	—	—	18,192,394	70,798,534
U.S. High Dividend Low Volatility	5,186,575	7,533,882	12,188,538	21,248,599

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2023 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Total Distributable Earnings/(Loss)
					Amount	Character	Expiration
Large-Cap Growth	$767,143	$—	$—	$216,476,811	$(74,298,136)	Short-term	None	$142,945,818
Large Cap Value	1,246,612	15,996,220	—	51,596,060	—	—	—	68,838,892
MidCap Opportunities	—	—	—	33,715,669	(20,786,105)	Short-term	None	12,929,564
Multi-Manager Mid Cap Value	—	—	(1,669,576)	(3,523,726)	—	—	—	(5,193,302)
Small Cap Growth	—	—	—	53,818,899	(24,232,858)*	Short-term	None	29,586,041
U.S. High Dividend Low Volatility	316,910	1,097,643	—	(3,368,214)	—	—	—	(1,953,661)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2023 no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer would be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer would be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 14 — LIQUIDITY (continued)

utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Any of these occurrences could disrupt the operations of a Fund and of a Fund’s service providers.
NOTE 16 — REORGANIZATIONS
On the close of business April 1, 2022, Small Cap Growth acquired all the net assets and assumed all liabilities of the Predecessor Fund. The Predecessor Fund was determined to be the accounting and performance survivor following the reorganization. The consummation of the reorganization took place immediately after the close of business on April 1, 2022 in an exchange of shares as detailed below:
Net assets of Predecessor Fund on April 1, 2022*	Net assets of Fund immediately before Reorganization	Net assets of Fund immediately after Reorganization	Predecessor Fund shares exchanged	Fund Shares Issued to the Predecessor Fund Shareholders
$473,361,143	$—	$473,361,143	12,087,874	12,087,874

*
Final day of operations immediate prior to the merger.

On October 7, 2022, Small Cap Growth (“Acquiring Fund”) acquired all of the net assets and assumed all liabilities of Voya SmallCap Opportunities Fund (“Acquired Fund”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on June 1, 2022, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended May 31, 2023, are as follows (Unaudited):
Net investment income	$(2,309,251)
Net realized and unrealized loss on investments	$7,991,157
Net decrease in net assets resulting from operations	$5,681,906
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 16 — REORGANIZATIONS (continued)

the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since October 7, 2022. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$91,620	$465,595	$(21,666)	$(6,816)	1.3242
The net assets of the Acquiring Fund after the acquisition of Acquired Fund were $557,215,336.
NOTE 17 — OTHER ACCOUNTING PRONOUCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Funds’ financial statements.
NOTE 18 — SUBSEQUENT EVENTS
Dividends: Subsequent to May 31, 2023, the following Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0351	July 5, 2023	June 30, 2023
Class C	$0.0142	July 5, 2023	June 30, 2023
Class I	$0.0438	July 5, 2023	June 30, 2023
Class R	$0.0292	July 5, 2023	June 30, 2023
Class R6	$0.0444	July 5, 2023	June 30, 2023
Class W	$0.0418	July 5, 2023	June 30, 2023
	Per Share Amount	Payable Date	Record Date
U.S. High Dividend Low Volatility
Class A	$0.0521	July 5, 2023	June 30, 2023
Class I	$0.0602	July 5, 2023	June 30, 2023
Class R6	$0.0601	July 5, 2023	June 30, 2023
Line of Credit Renewal: Effective June 12, 2023, the funds to which the Credit Agreement is available have entered into a renewed 364-day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 7.0%
262,209 (1)	Alphabet, Inc. - Class A	$32,217,620	4.6
22,410 (1)	NetFlix, Inc.	8,857,104	1.3
124,939 (1)	Pinterest, Inc.	2,991,040	0.4
56,735 (1)	Walt Disney Co.	4,990,411	0.7
		49,056,175	7.0
	Consumer Discretionary: 12.8%
395,845 (1)	Amazon.com, Inc.	47,730,990	6.8
4,952 (1)	Chipotle Mexican Grill, Inc.	10,282,779	1.5
15,608 (1)	Etsy, Inc.	1,265,029	0.2
61,048 (1)	Expedia Group, Inc.	5,842,904	0.8
20,828 (1)	Lululemon Athletica, Inc.	6,913,438	1.0
59,415	Ross Stores, Inc.	6,156,582	0.9
86,963	Starbucks Corp.	8,491,067	1.2
15,028 (1)	Tesla, Inc.	3,064,660	0.4
		89,747,449	12.8
	Consumer Staples: 5.2%
51,300	Constellation Brands, Inc.	12,464,361	1.8
44,349	Estee Lauder Cos., Inc.	8,161,546	1.1
117,414	Mondelez International, Inc.	8,619,362	1.2
50,885	Walmart, Inc.	7,473,480	1.1
		36,718,749	5.2
	Energy: 1.1%
29,144	Cheniere Energy, Inc.	4,073,457	0.6
26,444	Diamondback Energy, Inc.	3,362,355	0.5
		7,435,812	1.1
	Financials: 6.7%
21,585	LPL Financial Holdings, Inc.	4,204,326	0.6
38,622	Marsh & McLennan Cos., Inc.	6,688,558	1.0
103,940	Tradeweb Markets, Inc.	6,958,783	1.0
130,163	Visa, Inc. - Class A	28,769,928	4.1
		46,621,595	6.7
	Health Care: 13.9%
52,890	Abbott Laboratories	5,394,780	0.8
164,211 (1)	Boston Scientific Corp.	8,453,582	1.2
25,789	Cigna Corp.	6,380,457	0.9
19,991	Danaher Corp.	4,590,334	0.7
71,799 (1)	DexCom, Inc.	8,419,151	1.2
52,994	Eli Lilly & Co.	22,758,803	3.2
23,828	HCA Healthcare, Inc.	6,295,119	0.9
37,085 (1)	Intuitive Surgical, Inc.	11,416,246	1.6
23,184	Stryker Corp.	6,389,047	0.9
18,551	UnitedHealth Group, Inc.	9,038,789	1.3
26,734 (1)	Vertex Pharmaceuticals, Inc.	8,650,320	1.2
		97,786,628	13.9
	Industrials: 5.8%
78,327	Emerson Electric Co.	6,084,441	0.9
15,125	Old Dominion Freight Line	4,695,405	0.7
18,703	Parker Hannifin Corp.	5,993,189	0.8
43,625	Quanta Services, Inc.	7,746,928	1.1
11,125	TransDigm Group, Inc.	8,606,856	1.2
8,735	United Rentals, Inc.	2,915,656	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
110,750 (1)	WillScot Mobile Mini Holdings Corp.	$4,771,110	0.7
		40,813,585	5.8
	Information Technology: 44.1%
98,835 (1)	Advanced Micro Devices, Inc.	11,683,285	1.7
393,856	Apple, Inc.	69,810,976	9.9
37,292 (1)	Crowdstrike Holdings, Inc.	5,971,568	0.9
61,195 (1)	Datadog, Inc.	5,808,018	0.8
27,318 (1)	Enphase Energy, Inc.	4,750,054	0.7
24,151	Intuit, Inc.	10,122,167	1.4
42,930 (1)	Keysight Technologies, Inc.	6,946,074	1.0
81,263 (1)	Lattice Semiconductor Corp.	6,607,495	0.9
136,607	Micron Technology, Inc.	9,316,597	1.3
286,537	Microsoft Corp.	94,095,885	13.4
12,426 (1)	MongoDB, Inc.	3,650,635	0.5
102,882	Nvidia Corp.	38,924,376	5.6
61,442 (1)	Palo Alto Networks, Inc.	13,111,108	1.9
51,127 (1)	Salesforce, Inc.	11,420,749	1.6
16,341 (1)	ServiceNow, Inc.	8,902,250	1.3
41,198 (1)	Workday, Inc.	8,733,564	1.2
		309,854,801	44.1
	Materials: 0.6%
41,440	FMC Corp.	4,313,075	0.6

	Real Estate: 1.3%
73,009	ProLogis, Inc.	9,093,271	1.3

	Utilities: 0.9%
81,544	NextEra Energy, Inc.	5,990,222	0.9
	Total Common Stock (Cost $471,180,768)	697,431,362	99.4
SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
14,243,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.000% (Cost $14,243,000)	14,243,000	2.0
	Total Short-Term Investments (Cost $14,243,000)	14,243,000	2.0
	Total Investments in Securities (Cost $485,423,768)	$711,674,362	101.4
	Liabilities in Excess of Other Assets	(9,443,176)	(1.4)
	Net Assets	$702,231,186	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2023.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$697,431,362	$—	$—	$697,431,362
Short-Term Investments	14,243,000	—	—	14,243,000
Total Investments, at fair value	$711,674,362	$—	$—	$711,674,362

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $495,197,551.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$242,251,568
Gross Unrealized Depreciation	(25,774,757)
Net Unrealized Appreciation	$216,476,811
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Communication Services: 8.8%
148,070	Activision Blizzard, Inc.	$11,875,214	1.8
1,788,217	AT&T, Inc.	28,128,653	4.3
305,568 (1)	Pinterest, Inc.	7,315,298	1.2
111,497 (1)	Walt Disney Co.	9,807,276	1.5
		57,126,441	8.8
	Consumer Discretionary: 3.5%
60,471 (1)	Aptiv PLC	5,326,286	0.8
100,271 (1)	Expedia Group, Inc.	9,596,937	1.5
74,913	Ralph Lauren Corp.	7,964,001	1.2
		22,887,224	3.5
	Consumer Staples: 8.9%
405,638	Kraft Heinz Co.	15,503,484	2.4
227,277	Mondelez International, Inc.	16,684,405	2.5
289,494	Philip Morris International, Inc.	26,057,355	4.0
		58,245,244	8.9
	Energy: 6.8%
329,091	BP PLC ADR	11,093,658	1.7
38,130	Chevron Corp.	5,743,141	0.9
113,268	ConocoPhillips	11,247,512	1.7
62,846	Diamondback Energy, Inc.	7,990,869	1.2
79,975	Valero Energy Corp.	8,560,524	1.3
		44,635,704	6.8
	Financials: 18.2%
184,716	Apollo Global Management, Inc.	12,348,265	1.9
85,282	Arthur J. Gallagher & Co.	17,084,543	2.6
325,156	Bank of New York Mellon Corp.	13,071,271	2.0
8,037	Everest Re Group Ltd.	2,732,741	0.4
46,461	Goldman Sachs Group, Inc.	15,048,718	2.3
72,963	Hartford Financial Services Group, Inc.	4,999,425	0.8
161,454	Intercontinental Exchange, Inc.	17,106,051	2.6
215,043	JPMorgan Chase & Co.	29,183,485	4.5
247,053	Truist Financial Corp.	7,527,705	1.1
		119,102,204	18.2
	Health Care: 17.9%
143,970	Abbott Laboratories	14,684,940	2.3
83,696 (2)	Alcon, Inc.	6,477,233	1.0
171,099 (1)	Boston Scientific Corp.	8,808,177	1.3
274,950	Bristol-Myers Squibb Co.	17,717,778	2.7
33,804	Cigna Corp.	8,363,448	1.3
10,431	Eli Lilly & Co.	4,479,697	0.7
39,763	HCA Healthcare, Inc.	10,504,987	1.6
25,308	McKesson Corp.	9,891,379	1.5
64,750	Quest Diagnostics, Inc.	8,589,087	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
18,617	Stryker Corp.	$5,130,473	0.8
21,809	Thermo Fisher Scientific, Inc.	11,089,004	1.7
33,575 (1)	Vertex Pharmaceuticals, Inc.	10,863,863	1.7
		116,600,066	17.9
	Industrials: 7.3%
148,181	Emerson Electric Co.	11,510,700	1.8
318,230	Howmet Aerospace, Inc.	13,604,332	2.1
28,854	Parker Hannifin Corp.	9,245,976	1.4
24,164 (1)	Saia, Inc.	6,866,442	1.1
18,316	United Rentals, Inc.	6,113,698	0.9
		47,341,148	7.3
	Information Technology: 11.6%
3,448	Constellation Software, Inc./Canada	7,030,643	1.1
140,798	Dolby Laboratories, Inc.	11,620,059	1.8
143,134	Micron Technology, Inc.	9,761,739	1.5
29,463	Motorola Solutions, Inc.	8,306,209	1.3
72,020	Qualcomm, Inc.	8,167,788	1.2
23,340	Roper Technologies, Inc.	10,601,495	1.6
57,473 (1)	Salesforce, Inc.	12,838,319	2.0
105,915 (1)	Twilio, Inc.	7,373,802	1.1
		75,700,054	11.6
	Materials: 3.8%
33,243	Air Products & Chemicals, Inc.	8,947,021	1.4
90,668	Alcoa Corp.	2,875,989	0.4
58,527	CF Industries Holdings, Inc.	3,599,996	0.5
59,276	Eastman Chemical Co.	4,569,587	0.7
21,092	Reliance Steel & Aluminum Co.	4,949,870	0.8
		24,942,463	3.8
	Real Estate: 4.9%
103,094	ProLogis, Inc.	12,840,358	2.0
56,772	Ryman Hospitality Properties	5,207,695	0.8
189,318	Welltower, Inc.	14,125,016	2.1
		32,173,069	4.9
	Utilities: 6.5%
100,351	Ameren Corp.	8,135,456	1.2
48,142	DTE Energy Co.	5,180,079	0.8
231,759	NextEra Energy, Inc.	17,025,016	2.6
205,953	Public Service Enterprise Group, Inc.	12,305,692	1.9
		42,646,243	6.5
	Total Common Stock (Cost $582,232,179)	641,399,860	98.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Repurchase Agreements: 0.1%
460,678 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/23, 5.06%, due 06/01/23 (Repurchase Amount $460,742, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $469,892, due 05/15/24-04/20/53) (Cost $460,678)	$460,678	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
11,658,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.000% (Cost $11,658,000)	11,658,000	1.8
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $12,118,678)	$12,118,678	1.9
Total Investments in Securities (Cost $594,350,857)	$653,518,538	100.1
Liabilities in Excess of Other Assets	(913,914)	(0.1)
Net Assets	$652,604,624	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2023.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$641,399,860	$—	$—	$641,399,860
Short-Term Investments	11,658,000	460,678	—	12,118,678
Total Investments, at fair value	$653,057,860	$460,678	$—	$653,518,538

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $601,902,294.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$85,856,420
Gross Unrealized Depreciation	(34,260,360)
Net Unrealized Appreciation	$51,596,060
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 2.6%
333,973 (1)	Pinterest, Inc.	$7,995,313	1.2
125,087 (1)	Trade Desk, Inc./The	8,766,097	1.4
		16,761,410	2.6
	Consumer Discretionary: 12.9%
88,612 (1)	Aptiv PLC	7,804,945	1.2
10,155 (1)	Chipotle Mexican Grill, Inc.	21,086,756	3.2
28,493	Domino’s Pizza, Inc.	8,258,696	1.3
22,753 (1)	Etsy, Inc.	1,844,131	0.3
96,467 (1)	Expedia Group, Inc.	9,232,856	1.4
50,303 (1)	Floor & Decor Holdings, Inc.	4,593,167	0.7
38,047 (1)	Lululemon Athletica, Inc.	12,628,941	1.9
57,657	Ralph Lauren Corp.	6,129,516	0.9
127,031	Ross Stores, Inc.	13,162,952	2.0
		84,741,960	12.9
	Consumer Staples: 4.4%
37,879 (1)	Celsius Holdings, Inc.	4,754,951	0.8
69,592	Church & Dwight Co., Inc.	6,433,781	1.0
43,687	Constellation Brands, Inc.	10,614,630	1.6
268,857 (1)	Hostess Brands, Inc.	6,689,162	1.0
		28,492,524	4.4
	Energy: 4.4%
43,801	Cheniere Energy, Inc.	6,122,066	0.9
51,782	Diamondback Energy, Inc.	6,584,081	1.0
110,620	Halliburton Co.	3,169,263	0.5
100,368	Hess Corp.	12,713,615	2.0
		28,589,025	4.4
	Financials: 5.5%
98,028	Apollo Global Management, Inc.	6,553,172	1.0
48,833	Arthur J. Gallagher & Co.	9,782,715	1.5
52,979	LPL Financial Holdings, Inc.	10,319,250	1.6
142,513	Tradeweb Markets, Inc.	9,541,245	1.4
		36,196,382	5.5
	Health Care: 19.0%
21,877 (1)	Alnylam Pharmaceuticals, Inc.	4,047,464	0.6
281,030 (1)(2)	Amylyx Pharmaceuticals, Inc.	6,938,631	1.1
61,903 (1)	Charles River Laboratories International, Inc.	11,970,802	1.8
73,489	Conmed Corp.	8,914,216	1.4
185,972 (1)	DexCom, Inc.	21,807,077	3.3
50,495 (1)	Inari Medical, Inc.	3,049,898	0.5
49,496 (1)	Inspire Medical Systems, Inc.	14,477,085	2.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
8,870 (1)	Mettler Toledo International, Inc.	$11,724,987	1.8
245,294 (1)	Progyny, Inc.	9,137,201	1.4
25,920 (1)	Reata Pharmaceuticals, Inc.	2,334,096	0.3
26,636	Resmed, Inc.	5,614,602	0.9
37,282 (1)	Seagen, Inc.	7,296,087	1.1
140,089 (1)	Tenet Healthcare Corp.	9,974,337	1.5
33,376 (1)	United Therapeutics Corp.	7,000,282	1.1
		124,286,765	19.0
	Industrials: 14.4%
101,027	Ametek, Inc.	14,655,987	2.2
231,062	Howmet Aerospace, Inc.	9,877,901	1.5
35,328	IDEX Corp.	7,035,925	1.1
69,135	Quanta Services, Inc.	12,276,993	1.9
39,356 (1)	Saia, Inc.	11,183,401	1.7
20,965	TransDigm Group, Inc.	16,219,572	2.5
20,438	United Rentals, Inc.	6,822,000	1.0
41,731	Verisk Analytics, Inc.	9,143,679	1.4
167,873 (1)	WillScot Mobile Mini Holdings Corp.	7,231,969	1.1
		94,447,427	14.4
	Information Technology: 30.3%
48,864 (1)	Atlassian Corp.	8,834,122	1.4
207,204	Bentley Systems, Inc.	10,107,411	1.5
100,125 (1)	Cadence Design Systems, Inc.	23,119,864	3.5
98,168 (1)	Crowdstrike Holdings, Inc.	15,719,642	2.4
140,736 (1)	Datadog, Inc.	13,357,254	2.0
41,744 (1)	Enphase Energy, Inc.	7,258,447	1.1
115,318	Entegris, Inc.	12,137,219	1.9
19,581 (1)	Gartner, Inc.	6,713,542	1.0
25,270 (1)	HubSpot, Inc.	13,089,607	2.0
88,769 (1)	Keysight Technologies, Inc.	14,362,824	2.2
92,768 (1)	Lattice Semiconductor Corp.	7,542,966	1.2
26,733 (1)	MongoDB, Inc.	7,853,888	1.2
21,814	Monolithic Power Systems, Inc.	10,686,897	1.6
19,914	Motorola Solutions, Inc.	5,614,155	0.9
81,041 (1)	Palo Alto Networks, Inc.	17,293,339	2.6
21,532	Roper Technologies, Inc.	9,780,265	1.5
63,324 (1)	Twilio, Inc.	4,408,617	0.7
50,254 (1)	Workday, Inc.	10,653,345	1.6
		198,533,404	30.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 3.2%
72,700	Ashland, Inc.	$6,170,776	0.9
61,491	Avery Dennison Corp.	9,908,045	1.5
79,682	CF Industries Holdings, Inc.	4,901,240	0.8
		20,980,061	3.2
	Real Estate: 1.7%
146,086	Welltower, Inc.	10,899,476	1.7
	Total Common Stock (Cost $603,052,737)	643,928,434	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Repurchase Agreements: 0.4%
1,000,000 (3)	Bank of America Inc., Repurchase Agreement dated 05/31/23, 5.05%, due 06/01/23 (Repurchase Amount $1,000,138, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.000%, Market Value plus accrued interest $1,020,000, due 11/20/45-06/20/52)	1,000,000	0.1
612,086 (3)	Citigroup, Inc., Repurchase Agreement dated 05/31/23, 5.06%, due 06/01/23 (Repurchase Amount $612,171, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $624,328, due 07/25/23-08/20/67)	612,086	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/23, 5.06%, due 06/01/23 (Repurchase Amount $1,000,139, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.000%, Market Value plus accrued interest $1,020,000, due 05/15/24-04/20/53)	$1,000,000	0.2
	Total Repurchase Agreements (Cost $2,612,086)	2,612,086	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
11,363,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.000% (Cost $11,363,000)	11,363,000	1.7
	Total Short-Term Investments (Cost $13,975,086)	13,975,086	2.1
	Total Investments in Securities (Cost $617,027,823)	$657,903,520	100.5
	Liabilities in Excess of Other Assets	(3,055,507)	(0.5)
	Net Assets	$654,848,013	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2023.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$643,928,434	$—	$—	$643,928,434
Short-Term Investments	11,363,000	2,612,086	—	13,975,086
Total Investments, at fair value	$655,291,434	$2,612,086	$—	$657,903,520

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $624,187,851.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$74,953,651
Gross Unrealized Depreciation	(41,237,982)
Net Unrealized Appreciation	$33,715,669
See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Communication Services: 1.6%
976	Electronic Arts, Inc.	$124,928	0.1
2,304	Fox Corp. - Class A	71,885	0.1
2,145 (1)	Frontier Communications Parent, Inc.	31,918	0.0
4,926	Interpublic Group of Cos., Inc.	183,198	0.1
1,151 (1)	Liberty Media Corp.- Liberty Formula One C Tracking Stock	81,030	0.1
13,100 (1)	Live Nation Entertainment, Inc.	1,047,214	0.8
1,876	New York Times Co.	66,448	0.0
5,218	News Corp - Class A	95,542	0.1
838	Nexstar Media Group, Inc.	126,471	0.1
2,276	Omnicom Group	200,720	0.2
		2,029,354	1.6
	Consumer Discretionary: 10.9%
540	Advance Auto Parts, Inc.	39,361	0.0
12,500 (1)	Aptiv PLC	1,101,000	0.9
1,988	Aramark	78,486	0.1
1,240 (1)	Autonation, Inc.	162,341	0.1
2,963	Best Buy Co., Inc.	215,321	0.2
38,024	BorgWarner, Inc.	1,685,604	1.3
1,189	Brunswick Corp.	89,769	0.1
853	Columbia Sportswear Co.	62,977	0.0
666	D.R. Horton, Inc.	71,155	0.1
6,500	Darden Restaurants, Inc.	1,030,380	0.8
1,262	Dick’s Sporting Goods, Inc.	160,918	0.1
1,546	eBay, Inc.	65,767	0.1
1,006	Garmin Ltd.	103,769	0.1
5,547	Gentex Corp.	145,664	0.1
2,242	Genuine Parts Co.	333,901	0.3
1,206 (1)	Grand Canyon Education, Inc.	126,341	0.1
1,977	H&R Block, Inc.	59,013	0.0
1,526	Harley-Davidson, Inc.	47,474	0.0
6,200	Hilton Worldwide Holdings, Inc.	843,944	0.7
536	Hyatt Hotels Corp.	57,609	0.0
1,273	Lear Corp.	156,146	0.1
2,481	Leggett & Platt, Inc.	75,621	0.1
2,771	Lennar Corp. - Class A	296,830	0.2
5,629	LKQ Corp.	296,930	0.2
18,975	Newell Brands, Inc.	157,682	0.1
20 (1)	NVR, Inc.	111,084	0.1
221 (1)	O’Reilly Automotive, Inc.	199,632	0.2
1,045	Penske Auto Group, Inc.	144,440	0.1
2,689	Pulte Group, Inc.	177,689	0.1
674	PVH Corp.	57,977	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
10,598	Ralph Lauren Corp.	$1,126,673	0.9
16,046	Ross Stores, Inc.	1,662,687	1.3
2,441	Service Corp. International	155,272	0.1
2,477 (1)	Skechers USA, Inc.	127,243	0.1
23,952	Tapestry, Inc.	958,559	0.7
1,532	Thor Industries, Inc.	119,910	0.1
966	Toll Brothers, Inc.	65,398	0.1
13,314	Yum! Brands, Inc.	1,713,379	1.3
		14,083,946	10.9
	Consumer Staples: 4.2%
2,742	Albertsons Cos, Inc.	55,827	0.0
9,816 (1)	BJ’s Wholesale Club Holdings, Inc.	614,972	0.5
2,955	Campbell Soup Co.	149,375	0.1
2,585	Casey’s General Stores, Inc.	583,305	0.5
4,873	Conagra Brands, Inc.	169,922	0.1
617 (1)	Dollar Tree, Inc.	83,221	0.1
7,122	Flowers Foods, Inc.	177,908	0.1
1,898	Hormel Foods Corp.	72,598	0.1
1,793	Ingredion, Inc.	187,548	0.1
1,410	JM Smucker Co.	206,692	0.2
1,475	Kellogg Co.	98,486	0.1
4,669	Kroger Co.	211,646	0.2
1,979	Molson Coors Beverage Co.	122,401	0.1
1,734 (1)	Post Holdings, Inc.	147,321	0.1
17	Seaboard Corp.	64,590	0.0
19,350	Sysco Corp.	1,353,533	1.0
19,513	Tyson Foods, Inc.	988,138	0.8
1,845 (1)	US Foods Holding Corp.	73,394	0.1
		5,360,877	4.2
	Energy: 3.3%
1,093	Cheniere Energy, Inc.	152,769	0.1
5,433	Chesapeake Energy Corp.	408,833	0.3
69,755	Coterra Energy, Inc.	1,621,804	1.3
24,800	Devon Energy Corp.	1,143,280	0.9
2,549	EQT Corp.	88,629	0.1
7,191	HF Sinclair Corp.	297,995	0.2
6,316	Marathon Oil Corp.	139,962	0.1
3,722	Phillips 66	340,972	0.3
		4,194,244	3.3
	Financials: 12.9%
2,445	Affiliated Managers Group, Inc.	340,075	0.3
2,144	Aflac, Inc.	137,666	0.1
12,742	American Financial Group, Inc.	1,430,544	1.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
4,961	Annaly Capital Management, Inc.	$93,664	0.1
2,413 (1)	Arch Capital Group Ltd.	168,186	0.1
534	Arthur J. Gallagher & Co.	106,976	0.1
982	Axis Capital Holdings Ltd.	50,966	0.0
31,493	Bank of New York Mellon Corp.	1,266,019	1.0
1,227	Brown & Brown, Inc.	76,479	0.1
876	Cboe Global Markets, Inc.	116,000	0.1
117 (1)	Credit Acceptance Corp.	52,145	0.0
878	Discover Financial Services	90,206	0.1
946	East West Bancorp, Inc.	45,266	0.0
1,475	Evercore, Inc.	159,226	0.1
4,431	Everest Re Group Ltd.	1,506,629	1.2
2,544	Fidelity National Financial, Inc.	86,852	0.1
72	First Citizens BancShares, Inc.	89,798	0.1
2,694	First Horizon Corp.	27,775	0.0
4,160	FNB Corp.	45,718	0.0
5,680	Franklin Resources, Inc.	136,377	0.1
12,366	Global Payments, Inc.	1,208,035	0.9
1,439	Globe Life, Inc.	148,476	0.1
7,251	Hartford Financial Services Group, Inc.	496,839	0.4
48,471	Huntington Bancshares, Inc.	499,736	0.4
1,148	Interactive Brokers Group, Inc.	88,660	0.1
2,911	Invesco Ltd.	41,860	0.0
1,933	Janus Henderson Group PLC	50,799	0.0
4,909	Lazard Ltd.	140,839	0.1
1,629	Loews Corp.	91,224	0.1
361	M&T Bank Corp.	43,017	0.0
11,955	MGIC Investment Corp.	180,760	0.1
2,038	Nasdaq, Inc.	112,803	0.1
60,781	Old Republic International Corp.	1,488,527	1.2
576	Primerica, Inc.	104,844	0.1
2,287	Principal Financial Group, Inc.	149,707	0.1
9,600	Progressive Corp.	1,227,936	1.0
19,600	Prosperity Bancshares, Inc.	1,120,728	0.9
592	Raymond James Financial, Inc.	53,487	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
3,257	Regions Financial Corp.	$56,248	0.0
793	Reinsurance Group of America, Inc.	111,020	0.1
7,400	Rithm Capital Corp.	60,236	0.1
3,047	SEI Investments Co.	172,399	0.1
1,249	State Street Corp.	84,957	0.1
937	Stifel Financial Corp.	52,069	0.0
5,033	Synchrony Financial	155,822	0.1
12,044	T. Rowe Price Group, Inc.	1,290,635	1.0
2,930	Unum Group	127,308	0.1
983 (2)	Voya Financial, Inc.	66,647	0.1
4,330	Western Union Co.	49,319	0.0
434	Willis Towers Watson PLC	94,981	0.1
19,046	WR Berkley Corp.	1,060,481	0.8
		16,656,966	12.9
	Health Care: 7.7%
725 (1)	Acadia Healthcare Co., Inc.	51,207	0.0
270 (1)	Biogen, Inc.	80,031	0.0
608 (1)	BioMarin Pharmaceutical, Inc.	52,860	0.0
14,175	Cardinal Health, Inc.	1,166,602	0.9
205	Chemed Corp.	109,423	0.1
3,350	Cooper Cos., Inc.	1,244,625	1.0
3,644	Encompass Health Corp.	226,001	0.2
1,030 (1)	Enovis Corp.	54,312	0.0
2,988 (1)	Henry Schein, Inc.	220,813	0.2
19,690 (1)	Hologic, Inc.	1,553,344	1.2
745 (1)	Jazz Pharmaceuticals PLC	95,479	0.1
604	Laboratory Corp. of America Holdings	128,368	0.1
3,125 (1)	Molina Healthcare, Inc.	855,938	0.7
3,664	Premier, Inc.	91,600	0.1
1,863 (1)	QIAGEN NV	84,133	0.1
13,149	Quest Diagnostics, Inc.	1,744,215	1.3
2,876	Royalty Pharma PLC	94,160	0.1
1,272 (1)	United Therapeutics Corp.	266,789	0.2
1,245	Universal Health Services, Inc.	164,502	0.1
23,978	Viatris, Inc.	219,399	0.2
10,892	Zimmer Biomet Holdings, Inc.	1,386,987	1.1
		9,890,788	7.7
	Industrials: 23.3%
720	Acuity Brands, Inc.	108,497	0.1
2,033	AECOM	158,676	0.1
9,792	AGCO Corp.	1,079,862	0.8
30,240 (1)	Alaska Air Group, Inc.	1,358,683	1.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
1,149	Allison Transmission Holdings, Inc.	$54,348	0.0
1,190	Ametek, Inc.	172,633	0.1
1,962	AO Smith Corp.	125,450	0.1
1,948 (1)	Builders FirstSource, Inc.	225,871	0.2
919	BWX Technologies, Inc.	55,434	0.0
498 (1)	CACI International, Inc.	149,012	0.1
216	Carlisle Cos., Inc.	45,887	0.0
25,801	Carrier Global Corp.	1,055,261	0.8
4,370	CH Robinson Worldwide, Inc.	413,140	0.3
948 (1)	Clean Harbors, Inc.	133,099	0.1
1,130 (1)	CoStar Group, Inc.	89,722	0.1
456	Crane Co.	33,133	0.0
456	Crane NXT Co.	23,999	0.0
864	Cummins, Inc.	176,610	0.1
499	Curtiss-Wright Corp.	78,872	0.1
2,899	Donaldson Co., Inc.	169,678	0.1
907	Dover Corp.	120,930	0.1
1,287	Esab Corp.	75,573	0.1
4,331	Expeditors International Washington, Inc.	477,753	0.4
2,628	Fortive Corp.	171,109	0.1
1,638	Fortune Brands Innovations, Inc.	99,017	0.1
2,269 (1)	FTI Consulting, Inc.	426,595	0.3
34,366	Genpact Ltd.	1,263,981	1.0
876	Graco, Inc.	67,005	0.1
1,703	Howmet Aerospace, Inc.	72,803	0.1
4,217	Hubbell, Inc.	1,191,134	0.9
948	Huntington Ingalls Industries, Inc.	190,908	0.1
526	IDEX Corp.	104,758	0.1
1,537	Ingersoll Rand, Inc.	87,086	0.1
1,751	ITT, Inc.	133,356	0.1
815	Jacobs Solutions, Inc.	89,324	0.1
6,700	JB Hunt Transport Services, Inc.	1,118,699	0.9
704 (1)	Kirby Corp.	50,378	0.0
6,846	Knight-Swift Transportation Holdings, Inc.	376,462	0.3
5,393	Landstar System, Inc.	945,824	0.7
17,242	Leidos Holdings, Inc.	1,345,911	1.0
464	Lennox International, Inc.	127,837	0.1
4,600	Lincoln Electric Holdings, Inc.	780,436	0.6
12,410	Manpowergroup, Inc.	870,810	0.7
4,857	Masco Corp.	234,690	0.2
15,800	MAXIMUS, Inc.	1,279,168	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
4,197	MDU Resources Group, Inc.	$122,464	0.1
10,000 (1)	Middleby Corp.	1,320,000	1.0
1,605	MSC Industrial Direct Co.	144,322	0.1
696	Nordson Corp.	151,679	0.1
3,157	nVent Electric PLC	136,951	0.1
11,972	Oshkosh Corp.	883,893	0.7
2,354	Otis Worldwide Corp.	187,167	0.1
11,140	Owens Corning, Inc.	1,184,516	0.9
5,819	Paccar, Inc.	400,231	0.3
2,264	Parker Hannifin Corp.	725,476	0.6
787	Quanta Services, Inc.	139,755	0.1
723	Regal Rexnord Corp.	93,910	0.1
8,940	Republic Services, Inc.	1,266,172	1.0
4,118 (1)	RXO, Inc.	85,943	0.1
2,700	Ryder System, Inc.	212,841	0.2
4,697	Schneider National, Inc.	121,746	0.1
1,667	Science Applications International Corp.	162,249	0.1
1,256	Snap-On, Inc.	312,568	0.2
4,436	Southwest Airlines Co.	132,503	0.1
390	Tetra Tech, Inc.	53,613	0.0
26,063	Textron, Inc.	1,612,518	1.3
1,052	Timken Co.	75,271	0.1
10,700	Toro Co.	1,046,781	0.8
472	Trane Technologies PLC	77,045	0.1
4,900	TransUnion	352,702	0.3
148	United Rentals, Inc.	49,401	0.0
2,230 (1)	Univar Solutions, Inc.	79,433	0.1
598	Valmont Industries, Inc.	156,837	0.1
479	Watsco, Inc.	155,373	0.1
1,233	Westinghouse Air Brake Technologies Corp.	114,213	0.1
11,279	Xylem, Inc.	1,130,156	0.9
		30,097,143	23.3
	Information Technology: 9.1%
4,185	Amdocs Ltd.	394,101	0.3
17,700	Amphenol Corp.	1,335,465	1.0
804 (1)	Arrow Electronics, Inc.	101,818	0.1
3,070	Avnet, Inc.	134,589	0.1
1,841 (1)	Black Knight, Inc.	106,373	0.1
1,424 (1)	Cirrus Logic, Inc.	110,616	0.1
4,012	Corning, Inc.	123,610	0.1
3,963	Dell Technologies, Inc.	177,582	0.1
1,426	Dolby Laboratories, Inc.	117,688	0.1
18,100 (1)	DXC Technology Co.	453,043	0.4
290 (1)	First Solar, Inc.	58,858	0.0
58,700 (1)	Flex Ltd.	1,490,393	1.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
867 (1)	GoDaddy, Inc.	$63,620	0.0
71,380	Hewlett Packard Enterprise Co.	1,029,300	0.8
3,147	HP, Inc.	91,452	0.1
414 (1)	IPG Photonics Corp.	45,735	0.0
896	Jabil, Inc.	80,210	0.1
2,207	Juniper Networks, Inc.	67,027	0.1
372	Littelfuse, Inc.	95,247	0.1
14,800	MKS Instruments, Inc.	1,440,188	1.1
3,818	Motorola Solutions, Inc.	1,076,371	0.8
822 (1)	Qorvo, Inc.	79,948	0.1
14,229	Skyworks Solutions, Inc.	1,472,844	1.1
909	TD SYNNEX Corp.	81,246	0.1
159 (1)	Teledyne Technologies, Inc.	61,795	0.0
603 (1)	VeriSign, Inc.	134,662	0.1
34,500 (1)	Western Digital Corp.	1,336,185	1.0
		11,759,966	9.1
	Materials: 10.6%
434	Albemarle Corp.	83,992	0.1
17,620	Amcor PLC	169,857	0.1
10,923	Aptargroup, Inc.	1,228,728	1.0
877	Ashland, Inc.	74,440	0.1
8,296	Avery Dennison Corp.	1,336,734	1.0
2,322 (1)	Axalta Coating Systems Ltd.	67,361	0.1
2,337	Berry Global Group, Inc.	133,700	0.1
2,081	Corteva, Inc.	111,313	0.1
15,800	Crown Holdings, Inc.	1,204,434	0.9
2,374	DuPont de Nemours, Inc.	159,509	0.1
933	Eastman Chemical Co.	71,925	0.1
449	FMC Corp.	46,732	0.0
8,350	Franco-Nevada Corp.	1,214,007	0.9
3,802	Graphic Packaging Holding Co.	90,868	0.1
2,796	Huntsman Corp.	66,405	0.1
7,418	International Paper Co.	218,386	0.2
1,846 (1)	Knife River Corp.	53,870	0.0
1,213	Louisiana-Pacific Corp.	70,985	0.1
3,236	LyondellBasell Industries NV - Class A	276,807	0.2
197	Martin Marietta Materials, Inc.	78,414	0.1
1,410	Mosaic Co.	45,064	0.0
214	NewMarket Corp.	83,421	0.1
3,308	Nucor Corp.	436,854	0.3
3,832	Olin Corp.	181,292	0.1
12,260	Packaging Corp. of America	1,520,608	1.2
385	PPG Industries, Inc.	50,547	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
6,292	Reliance Steel & Aluminum Co.	$1,476,607	1.1
13,153	RPM International, Inc.	1,049,478	0.8
4,196	Silgan Holdings, Inc.	188,778	0.2
2,333	Sonoco Products Co.	139,653	0.1
4,764	Steel Dynamics, Inc.	437,812	0.3
290	Vulcan Materials Co.	56,695	0.0
11,954	Westlake Corp.	1,242,618	1.0
1,949	WestRock Co.	54,591	0.0
		13,722,485	10.6
	Real Estate: 7.0%
12,775	Alexandria Real Estate Equities, Inc.	1,449,452	1.1
20,150	American Homes 4 Rent	690,742	0.5
2,907	Apartment Income REIT Corp.	100,844	0.1
335	AvalonBay Communities, Inc.	58,283	0.0
2,251	Brixmor Property Group, Inc.	45,088	0.0
12,728	Camden Property Trust	1,329,694	1.0
1,433 (1)	CBRE Group, Inc.	107,360	0.1
1,690	CubeSmart	75,104	0.1
19,200	Equity Lifestyle Properties, Inc.	1,212,864	0.9
562	Extra Space Storage, Inc.	81,080	0.1
2,097	First Industrial Realty Trust, Inc.	109,002	0.1
1,548	Gaming and Leisure Properties, Inc.	74,521	0.0
5,864	Host Hotels & Resorts, Inc.	97,342	0.1
340 (1)	Jones Lang LaSalle, Inc.	47,716	0.0
15,600	Lamar Advertising Co.	1,402,128	1.1
820	Life Storage, Inc.	104,460	0.1
522	Mid-America Apartment Communities, Inc.	76,765	0.1
36,073	NNN REIT, Inc.	1,534,545	1.2
1,334	Regency Centers Corp.	75,064	0.1
1,257	Spirit Realty Capital, Inc.	49,098	0.0
3,288	VICI Properties, Inc.	101,698	0.1
6,017	Weyerhaeuser Co.	172,447	0.1
1,479	WP Carey, Inc.	102,583	0.1
		9,097,880	7.0
	Utilities: 5.3%
4,297	AES Corp.	84,823	0.1
30,344	Alliant Energy Corp.	1,561,502	1.2
2,330	Ameren Corp.	188,893	0.1
520	American Water Works Co., Inc.	75,114	0.0
1,110	Atmos Energy Corp.	127,961	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
5,838	Centerpoint Energy, Inc.	$164,690	0.1
1,912	CMS Energy Corp.	110,858	0.1
2,760	Consolidated Edison, Inc.	257,508	0.2
1,535	DTE Energy Co.	165,166	0.1
3,120	Edison International	210,662	0.2
2,111	Entergy Corp.	207,300	0.2
1,881	Essential Utilities, Inc.	76,632	0.1
2,908	Evergy, Inc.	168,228	0.1
2,131	Eversource Energy	147,529	0.1
2,728	FirstEnergy Corp.	102,000	0.1
3,115	Hawaiian Electric Industries	111,860	0.1
787	Idacorp, Inc.	81,903	0.1
2,285	National Fuel Gas Co.	116,329	0.1
5,320	NiSource, Inc.	143,055	0.1
3,139	NRG Energy, Inc.	106,067	0.1
5,252	OGE Energy Corp.	185,291	0.1
2,651	Pinnacle West Capital Corp.	204,869	0.1
5,205	PPL Corp.	136,371	0.1
1,534	Public Service Enterprise Group, Inc.	91,656	0.1
9,101	UGI Corp.	254,555	0.2
1,725	WEC Energy Group, Inc.	150,679	0.1
25,157	Xcel Energy, Inc.	1,642,500	1.3
		6,874,001	5.3
	Total Common Stock (Cost $126,673,239)	123,767,650	95.9
EXCHANGE-TRADED FUNDS: 0.3%
4,355	iShares Russell Midcap Index Fund	294,398	0.3
	Total Exchange-Traded Funds (Cost $295,508)	294,398	0.3
OTHER(3): —%
	Communication Services: —%
1,737 (1)(4)(5)	GCI Liberty - Class A	—	—
	Total Other (Cost $—)	—	—
	Total Long-Term Investments (Cost $126,968,747)	124,062,048	96.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Mutual Funds: 2.1%
2,747,755 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.000% (Cost $2,747,755)	$2,747,755	2.1
	Total Short-Term Investments (Cost $2,747,755)	2,747,755	2.1
	Total Investments in Securities (Cost $129,716,502)	$126,809,803	98.3
	Assets in Excess of Other Liabilities	2,233,658	1.7
	Net Assets	$129,043,461	100.0

(1)
Non-income producing security.

(2)
Investment in affiliate

(3)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of May 31, 2023, the Fund held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)
Rate shown is the 7-day yield as of May 31, 2023.

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$123,767,650	$—	$—	$123,767,650
Exchange-Traded Funds	294,398	—	—	294,398
Other	—	—	—	—
Short-Term Investments	2,747,755	—	—	2,747,755
Total Investments, at fair value	$126,809,803	$—	$—	$126,809,803

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2023, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/2022	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$—	$91,049	$(24,370)	$(32)	$66,647	$197	$1,739	$—
	$—	$91,049	$(24,370)	$(32)	$66,647	$197	$1,739	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At May 31, 2023, Voya Multi-Manager Mid Cap Value Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
GCI Liberty - Class A	5/23/2023	$—	$—
		$—	$—
At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $130,333,530.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,842,341
Gross Unrealized Depreciation	(6,366,067)
Net Unrealized Depreciation	$(3,523,726)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Cap Growth Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.3%
	Communication Services: 0.7%
72,707	Iridium Communications, Inc.	$4,365,328	0.7

	Consumer Discretionary: 9.1%
15,896 (1)	Cavco Industries, Inc.	3,957,786	0.7
92,648	Churchill Downs, Inc.	12,583,451	2.1
114,724 (1)	Dave & Buster’s Entertainment, Inc.	3,688,376	0.6
49,707 (1)	Five Below, Inc.	8,575,452	1.4
16,806 (1)	Planet Fitness, Inc.	1,074,576	0.2
185,471 (1)	Revolve Group, Inc.	2,822,869	0.5
97,715 (1)	Skyline Champion Corp.	5,680,173	0.9
95,896	Strategic Education, Inc.	7,567,153	1.2
41,992	Texas Roadhouse, Inc.	4,530,937	0.7
182,083 (1)	Xponential Fitness, Inc.	4,823,379	0.8
		55,304,152	9.1
	Consumer Staples: 1.9%
89,440 (1)	Celsius Holdings, Inc.	11,227,403	1.9

	Energy: 5.6%
1,207,957 (1)	Helix Energy Solutions Group, Inc.	7,585,970	1.3
150,477	Matador Resources Co.	6,616,474	1.1
287,585	Northern Oil and Gas, Inc.	8,601,667	1.4
382,114	Patterson-UTI Energy, Inc.	3,721,790	0.6
130,354 (1)	Weatherford International PLC	7,357,180	1.2
		33,883,081	5.6
	Financials: 5.7%
139,273	HCI Group, Inc.	7,366,149	1.2
257,785 (1)	I3 Verticals, Inc.	5,890,387	1.0
24,365	Kinsale Capital Group, Inc.	7,382,108	1.2
134,386 (1)	Palomar Holdings, Inc.	7,345,539	1.2
101,409 (1)	Shift4 Payments, Inc.	6,360,372	1.1
		34,344,555	5.7
	Health Care: 24.5%
78,560 (1)	Acadia Pharmaceuticals, Inc.	1,846,160	0.3
85,695 (1)	Alkermes PLC	2,479,156	0.4
120,920 (1)	Amicus Therapeutics, Inc.	1,361,559	0.2
45,696 (1)	Apellis Pharmaceuticals, Inc.	3,923,002	0.6
53,043 (1)	Arrowhead Pharmaceuticals, Inc.	1,825,210	0.3
25,964 (1)	Arvinas, Inc.	566,794	0.1
107,383 (1)	Axonics, Inc.	5,196,263	0.9
27,819 (1)	Beam Therapeutics, Inc.	887,426	0.1
162,921 (1)	BioLife Solutions, Inc.	3,804,205	0.6
29,301 (1)	Blueprint Medicines Corp.	1,656,093	0.3
32,433 (1)	Charles River Laboratories International, Inc.	6,271,894	1.0
52,764	Conmed Corp.	6,400,273	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
45,003 (1)	Corcept Therapeutics, Inc.	$1,057,121	0.2
34,802 (1)	Cytokinetics, Inc.	1,311,687	0.2
43,778 (1)	Denali Therapeutics, Inc.	1,322,971	0.2
75,480	Ensign Group, Inc.	6,688,283	1.1
137,933 (1)	Establishment Labs Holdings, Inc.	8,899,437	1.5
308,437 (1)	Evolent Health, Inc.	8,987,854	1.5
66,923 (1)	Halozyme Therapeutics, Inc.	2,170,313	0.4
63,806 (1)	Insmed, Inc.	1,214,228	0.2
20,154 (1)	Inspire Medical Systems, Inc.	5,894,844	1.0
22,783 (1)	Intellia Therapeutics, Inc.	848,895	0.1
48,145 (1)	Intra-Cellular Therapies, Inc.	2,858,850	0.5
13,405 (1)	Karuna Therapeutics, Inc.	3,036,903	0.5
33,838 (1)	Lantheus Holdings, Inc.	2,930,032	0.5
167,892 (1)	Natera, Inc.	7,909,392	1.3
181,451 (1)	Option Care Health, Inc.	4,998,975	0.8
33,707 (1)	Penumbra, Inc.	10,359,509	1.7
196,830 (1)	Progyny, Inc.	7,331,918	1.2
19,708 (1)	Prothena Corp. PLC	1,309,202	0.2
96,571 (1)	QuidelOrtho Corp.	8,222,055	1.4
380,436 (1)	R1 RCM, Inc.	6,182,085	1.0
40,137 (1)	Repligen Corp.	6,739,805	1.1
173,783 (1)	Tenet Healthcare Corp.	12,373,350	2.0
		148,865,744	24.5
	Industrials: 25.1%
53,720	Advanced Drainage Systems, Inc.	5,198,484	0.9
47,119	ArcBest Corp.	3,947,630	0.6
304,897 (1)	Array Technologies, Inc.	6,759,567	1.1
86,384 (1)	Bloom Energy Corp.	1,185,189	0.2
30,875 (1)	CACI International, Inc.	9,238,418	1.5
88,150 (1)	Casella Waste Systems, Inc.	7,947,604	1.3
74,778 (1)	Chart Industries, Inc.	8,205,390	1.4
51,866 (1)	Clean Harbors, Inc.	7,281,986	1.2
291,629 (1)	Construction Partners, Inc.	8,069,374	1.3
158,156 (1)	Driven Brands Holdings, Inc.	3,927,013	0.6
29,014 (1)	ExlService Holdings, Inc.	4,379,373	0.7
42,626	Exponent, Inc.	3,892,606	0.6
276,072	Flowserve Corp.	8,986,144	1.5
385,460	FTAI Aviation Ltd.	10,812,153	1.8
87,944 (1)	Kirby Corp.	6,293,273	1.0
238,848	Marten Transport Ltd.	5,051,635	0.8
158,778	MAXIMUS, Inc.	12,854,667	2.1
38,291 (1)	MYR Group, Inc.	4,882,103	0.8
50,757 (1)	NV5 Global, Inc.	4,599,599	0.8
22,888 (1)	Saia, Inc.	6,503,854	1.1
143,015 (1)	Sterling Infrastructure, Inc.	6,588,701	1.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Cap Growth Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
52,101 (1)	Vicor Corp.	$2,883,790	0.5
114,316 (1)	WillScot Mobile Mini Holdings Corp.	4,924,733	0.8
106,061 (1)	WNS Holdings Ltd. ADR	8,240,940	1.4
		152,654,226	25.1
	Information Technology: 19.3%
70,980 (1)	Axcelis Technologies, Inc.	11,182,899	1.8
53,541 (1)	Blackline, Inc.	2,787,880	0.5
136,301 (1)	Cohu, Inc.	5,225,780	0.9
36,358 (1)	CyberArk Software Ltd.	5,625,673	0.9
77,809 (1)	Guidewire Software, Inc.	6,456,591	1.1
584,498 (1)	Harmonic, Inc.	10,293,010	1.7
95,044	Kulicke & Soffa Industries, Inc.	5,025,927	0.8
34,299	Littelfuse, Inc.	8,781,916	1.4
35,279 (1)	Manhattan Associates, Inc.	6,400,316	1.0
120,296 (1)	Onto Innovation, Inc.	12,913,775	2.1
29,230	Power Integrations, Inc.	2,525,472	0.4
73,901 (1)	Rambus, Inc.	4,726,708	0.8
71,269 (1)	SiTime Corp.	7,067,747	1.2
59,983 (1)	Sprout Social, Inc.	2,597,864	0.4
18,322 (1)	Super Micro Computer, Inc.	4,103,212	0.7
163,723 (1)	Tenable Holdings, Inc.	6,711,006	1.1
49,383	Universal Display Corp.	7,275,597	1.2
291,633 (1)	Varonis Systems, Inc.	7,664,115	1.3
		117,365,488	19.3
	Materials: 3.4%
73,677	Innospec, Inc.	6,804,808	1.1
285,397 (1)	Livent Corp.	6,578,401	1.1
226,994 (1)	Summit Materials, Inc.	7,179,820	1.2
		20,563,029	3.4
	Total Common Stock (Cost $517,645,031)	578,573,006	95.3

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.5%
111,115 (1)	SPDR S&P Biotech ETF	$9,324,771	1.5
	Total Exchange-Traded Funds (Cost $9,011,662)	9,324,771	1.5
	Total Long-Term Investments (Cost $526,656,693)	587,897,777	96.8
SHORT-TERM INVESTMENTS: 2.9%
	Mutual Funds: 2.9%
17,866,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.000% (Cost $17,866,000)	$17,866,000	2.9
	Total Short-Term Investments (Cost $17,866,000)	17,866,000	2.9
	Total Investments in Securities (Cost $544,522,693)	$605,763,777	99.7
	Assets in Excess of Other Liabilities	1,616,133	0.3
	Net Assets	$607,379,910	100.0

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2023.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$578,573,006	$—	$—	$578,573,006
Exchange-Traded Funds	9,324,771	—	—	9,324,771
Short-Term Investments	17,866,000	—	—	17,866,000
Total Investments, at fair value	$605,763,777	$—	$—	$605,763,777

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Cap Growth Fund	as of May 31, 2023 (continued)

At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $551,944,701.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$90,625,414
Gross Unrealized Depreciation	(36,806,515)
Net Unrealized Appreciation	$53,818,899
See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Communication Services: 5.9%
3,799	Activision Blizzard, Inc.	$304,680	0.3
67,562	AT&T, Inc.	1,062,750	1.2
37,463	Comcast Corp. – Class A	1,474,169	1.6
5,785	Electronic Arts, Inc.	740,480	0.8
8,108	Iridium Communications, Inc.	486,805	0.6
36,467	Verizon Communications, Inc.	1,299,319	1.4
		5,368,203	5.9
	Consumer Discretionary: 6.2%
1,920	BorgWarner, Inc.	85,114	0.1
14,621	eBay, Inc.	621,977	0.7
29,224	Ford Motor Co.	350,688	0.4
11,599	General Motors Co.	375,924	0.4
12,647	Gentex Corp.	332,110	0.4
3,664	Genuine Parts Co.	545,680	0.6
2,643	Harley-Davidson, Inc.	82,224	0.1
929	Hilton Worldwide Holdings, Inc.	126,455	0.1
10,190	LKQ Corp.	537,522	0.6
4,912	McDonald’s Corp.	1,400,460	1.6
4,223	Nike, Inc. - Class B	444,513	0.5
1,983	Ralph Lauren Corp.	210,813	0.2
22,205	Wendy’s Company	488,732	0.5
		5,602,212	6.2
	Consumer Staples: 8.1%
19,665	Altria Group, Inc.	873,519	1.0
13,627	Coca-Cola Co.	812,987	0.9
19,455	Flowers Foods, Inc.	485,986	0.5
9,312	General Mills, Inc.	783,698	0.9
6,043	Keurig Dr Pepper, Inc.	188,058	0.2
15,541	Mondelez International, Inc.	1,140,865	1.3
4,220	PepsiCo, Inc.	769,517	0.8
13,016	Philip Morris International, Inc.	1,171,570	1.3
5,980	Procter & Gamble Co.	852,150	0.9
5,405	Tyson Foods, Inc.	273,709	0.3
		7,352,059	8.1
	Energy: 6.5%
23,937	Baker Hughes Co.	652,283	0.7
3,907	Cheniere Energy, Inc.	546,081	0.6
844	Chevron Corp.	127,123	0.1
4,993	ConocoPhillips	495,805	0.6
2,291	Diamondback Energy, Inc.	291,301	0.3
6,829	DT Midstream, Inc.	310,446	0.3
5,065	EOG Resources, Inc.	543,424	0.6
9,381	Exxon Mobil Corp.	958,551	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
6,322	Marathon Petroleum Corp.	$663,241	0.7
1,438	Pioneer Natural Resources Co.	286,795	0.3
6,518	Targa Resources Corp.	443,550	0.5
5,783	Valero Energy Corp.	619,012	0.7
		5,937,612	6.5
	Financials: 20.7%
2,759	Allstate Corp.	299,214	0.3
1,102	American Financial Group, Inc.	123,722	0.1
13,626	American International Group, Inc.	719,862	0.8
1,471	Ameriprise Financial, Inc.	439,049	0.5
1,835	Aon PLC	565,712	0.6
8,157	Axis Capital Holdings Ltd.	423,348	0.5
23,333	Bank of America Corp.	648,424	0.7
9,679 (1)	Bank OZK	334,700	0.4
12,321	Charles Schwab Corp.	649,193	0.7
20,359	Citigroup, Inc.	902,311	1.0
15,527	Citizens Financial Group, Inc.	400,286	0.4
775	CME Group, Inc.	138,531	0.1
8,158	Commerce Bancshares, Inc.	391,176	0.4
4,275	Cullen/Frost Bankers, Inc.	428,355	0.5
2,064	Erie Indemnity Co.	441,902	0.5
437	Everest Re Group Ltd.	148,589	0.2
4,745	First American Financial Corp.	260,643	0.3
10,335	First Hawaiian, Inc.	170,424	0.2
1,433	Goldman Sachs Group, Inc.	464,149	0.5
8,644	Hancock Whitney Corp.	315,765	0.3
2,720	Hanover Insurance Group, Inc.	303,171	0.3
9,200	Hartford Financial Services Group, Inc.	630,384	0.7
6,132	International Bancshares Corp.	261,959	0.3
840	JPMorgan Chase & Co.	113,996	0.1
14,897	Keycorp	139,138	0.2
10,656	Loews Corp.	596,736	0.7
3,637	Marsh & McLennan Cos., Inc.	629,856	0.7
1,424	Mastercard, Inc. - Class A	519,788	0.6
11,545	Metlife, Inc.	572,055	0.6
5,103	Morgan Stanley	417,221	0.5
3,355	Nasdaq, Inc.	185,699	0.2

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
24,594	Old Republic International Corp.	$602,307	0.7
6,945	Popular, Inc.	397,115	0.4
8,040	Prosperity Bancshares, Inc.	459,727	0.5
32,493	Rithm Capital Corp.	264,493	0.3
4,187	Travelers Cos, Inc.	708,608	0.8
3,740	UMB Financial Corp.	211,834	0.2
13,788	Unum Group	599,089	0.7
19,593	US Bancorp	585,831	0.6
8,688	Virtu Financial, Inc.	152,822	0.2
2,539	Visa, Inc. - Class A	561,195	0.6
7,243	Washington Federal, Inc.	188,390	0.2
16,510	Wells Fargo & Co.	657,263	0.7
3,043	Willis Towers Watson PLC	665,961	0.7
2,661	Wintrust Financial Corp.	169,160	0.2
		18,859,153	20.7
	Health Care: 17.9%
1,842	Abbott Laboratories	187,884	0.2
3,455	AbbVie, Inc.	476,652	0.5
1,739	Agilent Technologies, Inc.	201,150	0.2
1,962	AmerisourceBergen Corp.	333,834	0.4
2,541	Amgen, Inc.	560,672	0.6
18,621	Bristol-Myers Squibb Co.	1,199,937	1.3
9,043	Cardinal Health, Inc.	744,239	0.8
3,132	Cigna Corp.	774,888	0.9
13,345	CVS Health Corp.	907,860	1.0
1,789	Elevance Health, Inc.	801,150	0.9
2,494	Eli Lilly & Co.	1,071,073	1.2
12,756	Gilead Sciences, Inc.	981,447	1.1
1,224	Humana, Inc.	614,289	0.7
16,674	Johnson & Johnson	2,585,470	2.8
2,220	McKesson Corp.	867,665	1.0
3,872	Medtronic PLC	320,447	0.3
12,204	Merck & Co., Inc.	1,347,444	1.5
40,360	Pfizer, Inc.	1,534,487	1.7
1,475	UnitedHealth Group, Inc.	718,679	0.8
		16,229,267	17.9
	Industrials: 11.7%
1,144	Acuity Brands, Inc.	172,389	0.2
4,312	AECOM	336,552	0.4
1,499	Allegion Public Ltd.	157,005	0.2
4,120	Ametek, Inc.	597,689	0.7
2,362	Automatic Data Processing, Inc.	493,634	0.5
1,160	Cintas Corp.	547,682	0.6
1,363	Copa Holdings S.A.- Class A	143,197	0.1
25,027	CSX Corp.	767,578	0.8
8,315	Emerson Electric Co.	645,909	0.7
7,836	Fortive Corp.	510,202	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
1,538	General Electric Co.	$156,153	0.2
11,788	Genpact Ltd.	433,563	0.5
5,894	Ingersoll Rand, Inc.	333,954	0.4
10,198	Johnson Controls International plc	608,821	0.7
6,084	Leidos Holdings, Inc.	474,917	0.5
6,948	MSC Industrial Direct Co.	624,764	0.7
1,013	Parker Hannifin Corp.	324,606	0.3
4,566	Paychex, Inc.	479,110	0.5
1,185	Robert Half International, Inc.	77,049	0.1
1,011	Rockwell Automation, Inc.	281,665	0.3
14,112	Rollins, Inc.	554,884	0.6
3,993	Sensata Technologies Holding PLC	165,789	0.2
769	United Parcel Service, Inc. - Class B	128,423	0.1
3,092	Verisk Analytics, Inc.	677,488	0.7
4,962	Westinghouse Air Brake Technologies Corp.	459,630	0.5
786	WW Grainger, Inc.	510,130	0.6
		10,662,783	11.7
	Information Technology: 7.2%
1,278	Accenture PLC	390,966	0.4
6,096	Amdocs Ltd.	574,060	0.6
32,847	Cisco Systems, Inc.	1,631,510	1.8
11,736	Cognizant Technology Solutions Corp.	733,383	0.8
12,498	Corning, Inc.	385,063	0.4
5,152	Dolby Laboratories, Inc.	425,195	0.5
24,735	Hewlett Packard Enterprise Co.	356,679	0.4
2,368	Jabil, Inc.	211,983	0.2
19,267	Juniper Networks, Inc.	585,139	0.7
351	Microsoft Corp.	115,265	0.1
7,752	NetApp, Inc.	514,345	0.6
4,313	Qualcomm, Inc.	489,137	0.6
576	Texas Instruments, Inc.	100,155	0.1
		6,512,880	7.2
	Materials: 3.5%
2,870	Air Products & Chemicals, Inc.	772,432	0.9
20,352	Amcor PLC	196,193	0.2
14,436	Dow, Inc.	704,188	0.8
569	Ecolab, Inc.	93,914	0.1
4,749	FMC Corp.	494,276	0.5
1,185	PPG Industries, Inc.	155,579	0.2
1,980	Sherwin-Williams Co.	451,004	0.5
10,821	WestRock Co.	303,096	0.3
		3,170,682	3.5

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 3.9%
1,036	Alexandria Real Estate Equities, Inc.	$117,545	0.1
3,832	Crown Castle, Inc.	433,821	0.5
4,343	CubeSmart	193,003	0.2
12,619	Highwoods Properties, Inc.	260,961	0.3
9,564	Iron Mountain, Inc.	510,909	0.6
9,553	Kilroy Realty Corp.	259,268	0.3
428	Life Storage, Inc.	54,523	0.1
3,669	Mid-America Apartment Communities, Inc.	539,563	0.6
13,420	NNN REIT, Inc.	570,887	0.6
4,761	ProLogis, Inc.	592,982	0.6
		3,533,462	3.9
	Utilities: 6.4%
1,763	Ameren Corp.	142,927	0.2
8,194	American Electric Power Co., Inc.	681,085	0.7
3,773	Atmos Energy Corp.	434,952	0.5
4,801	Consolidated Edison, Inc.	447,933	0.5
5,661	DTE Energy Co.	609,124	0.7
8,801	Duke Energy Corp.	785,841	0.9
9,960	Edison International	672,499	0.7
5,973	National Fuel Gas Co.	304,086	0.3
5,066	NiSource, Inc.	136,225	0.1
3,910	ONE Gas, Inc.	316,475	0.3
23,156	PPL Corp.	606,687	0.7
5,029	Sempra Energy	721,812	0.8
		5,859,646	6.4
	Total Common Stock (Cost $91,706,592)	89,087,959	98.0
EXCHANGE-TRADED FUNDS: 1.6%
9,551	iShares Russell 1000 Value ETF	1,419,469	1.6
	Total Exchange-Traded Funds (Cost $1,440,566)	1,419,469	1.6
	Total Long-Term Investments (Cost $93,147,158)	90,507,428	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreements: 0.4%
353,389 (2)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/23, 5.06%, due 06/01/23 (Repurchase Amount $353,438, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $360,457, due 05/15/24-04/20/53) (Cost $353,389)	$353,389	0.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
103,000 (3)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.000% (Cost $103,000)	103,000	0.1
	Total Short-Term Investments (Cost $456,389)	456,389	0.5
	Total Investments in Securities (Cost $93,603,547)	$90,963,817	100.1
	Liabilities in Excess of Other Assets	(100,340)	(0.1)
	Net Assets	$90,863,477	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(3)
Rate shown is the 7-day yield as of May 31, 2023.

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$89,087,959	$—	$—	$89,087,959
Exchange-Traded Funds	1,419,469	—	—	1,419,469
Short-Term Investments	103,000	353,389	—	456,389
Total Investments, at fair value	$90,610,428	$353,389	$—	$90,963,817

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $94,332,032.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$4,779,198
Gross Unrealized Depreciation	(8,147,412)
Net Unrealized Depreciation	$(3,368,214)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya Large-Cap Growth Fund
Class A	NII	$0.0001
Class C	NII	$0.0001
Class I	NII	$0.0001
Class R	NII	$0.0001
Class R6	NII	$0.0001
Class W	NII	$0.0001
All Classes	LTCG	$6.9145
Voya Large Cap Value Fund
Class A	NII	$0.1548
Class C	NII	$0.0700
Class I	NII	$0.1889
Class R	NII	$0.1316
Class R6	NII	$0.1916
Class W	NII	$0.1822
All Classes	STCG	$0.0965
All Classes	LTCG	$0.6248
Fund Name	Type	Per Share Amount
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.2138
Class I	STCG	$0.0308
Class I	LTCG	$0.5170
Voya U.S. High Dividend Low Volatility Fund
Class A	NII	$0.2472
Class I	NII	$0.2727
Class R6	NII	$0.2733
All Classes	STCG	$0.2758
All Classes	LTCG	$0.8251

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large-Cap Growth Fund	100.00%
Voya Large Cap Value Fund	79.97%
Voya Multi-Manager Mid Cap Value Fund	81.42%
Voya U.S. High Dividend Low Volatility Fund	59.95%
For the year ended May 31, 2023, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Large-Cap Growth Fund	100.00%
Voya Large Cap Value Fund	82.15%
Voya Multi-Manager Mid Cap Value Fund	81.84%
Voya U.S. High Dividend Low Volatility Fund	61.26%
For the year ended May 31, 2023, the Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large-Cap Growth Fund	$127,925,844
Voya Large Cap Value Fund	$34,951,681
Voya Multi-Manager Mid Cap Value Fund	$9,305,796
Voya U.S. High Dividend Low Volatility Fund	$7,533,882

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amounts as Section 199A dividends:
Voya Large-Cap Growth Fund	$236,096
Voya Large Cap Value Fund	$738,929
Voya Multi-Manager Mid Cap Value Fund	$438,224
Voya U.S. High Dividend Low Volatility Fund	$210,206
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2023.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that an investment company, such as Voya Equity Trust (“VET”), on behalf of Voya Multi-Manager Mid Cap Value Fund (the “Fund”), a series of VET, can enter into a new sub-advisory agreement only if the Board of Trustees of VET (the “Board”), including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not “interested persons” of VET, as such term is defined in the 1940 Act (“Independent Trustees”), approve the new arrangement. The Fund has been sub-advised by Hahn Capital Management, LLC (“Hahn”) since December 1, 2014, LSV Asset Management (“LSV”) since February 10, 2014, and Voya Investment Management Co. LLC (“Voya IM”) since November 15, 2019. At the meeting of the Board that was held on January 11, 2023, the Board, including a majority of the Independent Trustees, considered a proposal by management and determined to: (1) appoint Victory Capital Management Inc. (“Victory”) as a sub-adviser to the Fund to replace Hahn and LSV; and (2) approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Voya Investments, LLC, the Fund’s investment adviser (“Adviser”), and Victory under which Victory would serve as an additional sub-adviser to the Fund, along with Voya IM.
In determining whether to approve the New Sub-Advisory Agreement with Victory with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Victory’s presentation before Investment Review Committee F at its January 10, 2023 meeting; (2) memoranda and related materials provided to the Board in advance of its January 11, 2023 meeting discussing: (a) the Adviser’s rationale for recommending that Victory be added as a sub-adviser to the Fund, including the Adviser’s view that adding Victory would provide the Fund with a disciplined, bottom-up value approach to investment with the potential to improve long-term performance; (b) the performance of Victory in managing its mid cap value strategy with such performance being compared against a relevant benchmark index; and (c) Victory’s investment philosophy and the firm’s overall investment process;
(3) Fund Analysis and Comparison Tables for the Fund that provide information about the projected net expense ratio of the Fund reflecting the addition of Victory as a sub-adviser; (4) Victory’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reaching its decision to engage Victory, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) the Adviser’s view with respect to the track record of Victory in managing its mid cap value investment strategy; (2) the nature and quality of the services to be provided by Victory under the New Sub-Advisory Agreement; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Victory and its fit as an additional sub-adviser to the Fund; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Victory; (5) the sub-advisory fee rate payable by the Adviser to Victory; (6) the Adviser’s payment to the external sub-adviser would increase and there would not be lower aggregate sub-advisory fees resulting from the addition of Victory to share with the Fund’s shareholders; (7) Victory’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (8) the appropriateness of the selection of Victory in light of the Fund’s investment objective and investor base; and (9) Victory’s Code of Ethics, and related procedures for complying with that Code.
After its deliberation, the Board reached the following conclusions: (1) Victory should be appointed to serve as a sub-adviser to the Fund under the New Sub-Advisory Agreement, replacing Hahn and LSV as sub-advisers to the Fund; (2) the sub-advisory fee rate payable by the Adviser to Victory is reasonable in the context of all factors considered by the Board; and (3) Victory maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that Victory’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163058         (0523-072623)

Annual Report
May 31, 2023
Classes A, C, I, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
1

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Financials	17.6%
Information Technology	15.3%
Health Care	13.7%
Consumer Staples	11.6%
Industrials	11.3%
Consumer Discretionary	9.9%
Communication Services	9.2%
Utilities	3.8%
Energy	2.9%
Materials	1.9%
Real Estate	1.9%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.83% compared to the S&P 500® Index (the “Index”), which returned 2.92% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index primarily due to allocation effects. Performance was driven by the Fund’s portfolio construction rules, which equally weight the stocks in the S&P 100 Index. The resulting portfolio differs from the more broadly based and capitalization-weighted Index. An underweight allocation in information technology was the greatest detractor from performance. On a sector level, communication services, financials and health care also detracted. On an individual stock level, key detractors were underweight positions in Microsoft Corp. and Apple Inc., and an overweight position in U.S. Bancorp. By contrast, on a sector level, consumer discretionary and, to a lesser degree, energy, contributed the most to performance. An overweight allocation to consumer discretionary and an underweight in energy also contributed. On an individual stock level, key contributors were an underweight in Tesla, Inc. and overweight positions in Netflix, Inc. and Advanced Micro Devices, Inc.
Top Ten Holdings as of May 31, 2023 (as a percentage of net assets)

Nvidia Corp.	1.4%
Broadcom, Inc.	1.3%
Meta Platforms, Inc.	1.3%
Eli Lilly & Co.	1.3%
Alphabet, Inc. - Class C	1.2%
Advanced Micro Devices, Inc.	1.2%
Amazon.com, Inc.	1.2%
Oracle Corp.	1.2%
NetFlix, Inc.	1.2%
Microsoft Corp.	1.1%
Portfolio holdings are subject to change daily.
Sector exposures are purely a function of the strategy’s rules-based investment discipline and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the sub-adviser immediately reduces the position size to 1%, and if the value of a security falls more than 30%, the sub-adviser sells the position. The sub-adviser rebalances the portfolio quarterly to realign the Fund’s holdings to their initial 1% weightings.
Entering 2023, there has been a great deal of speculation regarding how long the U.S. Federal Reserve will continue to hike rates and whether we will get through the tumult with a soft landing or an impending recession. To date, we believe that inflation appears to be trending in the right direction, as it peaked at over 9% in June of 2022 and fell to just 4% according to the most recent CPI print. In our view, the economy has also been resilient, as new jobs continue to outpace expectations and unemployment remains near record lows. However, the longer-term impact of the historic rate hikes of the last year is yet to be seen.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-4.98%	8.16%	9.54%
Class C(2)	-0.64%	8.88%	9.60%
Class I	1.16%	9.81%	10.55%
Class R	0.54%	9.13%	9.88%
Class R6(3)	1.16%	9.82%	10.56%
Class W	1.08%	9.75%	10.47%
Excluding Sales Charge:
Class A	0.83%	9.45%	10.19%
Class C	0.31%	8.88%	9.60%
Class I	1.16%	9.81%	10.55%
Class R	0.54%	9.13%	9.88%
Class R6(3)	1.16%	9.82%	10.56%
Class W	1.08%	9.75%	10.47%
S&P 500® Index	2.92%	11.01%	11.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Corporate Leaders® 100 Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 1, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

3

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Financials	18.3%
Industrials	18.2%
Health Care	17.6%
Information Technology	16.4%
Consumer Discretionary	7.4%
Materials	6.6%
Energy	5.3%
Real Estate	4.6%
Communication Services	2.3%
Utilities	1.2%
Consumer Staples	1.1%
Assets in Excess of Other Assets*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Vincent Costa, CFA and Russell Shtern, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser and Gareth Shepherd, Ph.D., CFA, Portfolio Manager* of Voya Investment Management (UK) Limited — the Sub-Sub-Adviser.
Performance: For the year ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -5.69% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned -4.68% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable stock selection. Stock selection within the industrial, real estate and financials sectors contributed to performance, as well as our underweight allocation to the energy and health care sectors. At the individual stock level, key contributors included overweight positions in ImmunoGen, Inc. and Medpace Holdings, Inc. as well as owing a non-benchmark position in Nutanix, Inc. By contrast, stock selection in the health care, consumer discretionary and materials sectors detracted the most from performance. Key detractors included overweight positions in Wolverine World Wide, Inc., Cerus Corp. and Upwork, Inc.
Current Strategy and Outlook: Entering 2023, there has been a great deal of speculation regarding how long the U.S. Federal Reserve will continue to hike rates and whether we will get through the tumult with a soft landing or an impending recession. To date, we believe that inflation appears to be trending in the right direction, as it peaked at over 9% in June of
Top Ten Holdings as of May 31, 2023 (as a percentage of net assets)

Hillenbrand, Inc.	1.9%
Element Solutions, Inc.	1.7%
iShares Russell 2000 ETF	1.5%
Mueller Water Products, Inc.	1.4%
Sensient Technologies Corp.	1.2%
Allison Transmission Holdings, Inc.	1.1%
Excelerate Energy, Inc.	1.1%
Old Republic International Corp.	1.1%
CSW Industrials, Inc.	1.0%
Medpace Holdings, Inc.	1.0%
Portfolio holdings are subject to change daily.
2022 and fell to just 4% according to the most recent CPI print. In our view, the economy has also been resilient, as new jobs continue to outpace expectations and unemployment remains near record lows. However, the longer-term impact of the historic rate hikes of the last year is yet to be seen.

*
Effective June 1, 2022, James Hasso and Joseph Basset were removed as portfolio managers to the Fund and Vincent Costa, CFA, and Gareth Shepherd, Ph.D., CFA, were added as portfolio managers to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-11.14%	0.49%	5.88%
Class C(2)	-7.19%	0.92%	5.71%
Class I	-5.37%	2.01%	6.84%
Class R(3)	-5.92%	1.80%	6.46%
Class R6	-5.38%	2.04%	6.90%
Class W	-5.41%	1.95%	6.78%
Excluding Sales Charge:
Class A	-5.69%	1.69%	6.51%
Class C	-6.26%	0.92%	5.71%
Class I	-5.37%	2.01%	6.84%
Class R(3)	-5.92%	1.80%	6.46%
Class R6	-5.38%	2.04%	6.90%
Class W	-5.41%	1.95%	6.78%
Russell 2000®	-4.68%	2.74%	7.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R incepted on October 4, 2016. The Class R shares performance shown for the period prior to their inception date is the performance of Class A shares with adjustment for any differences in the expenses between the two classes.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

5

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 to May 31, 2023. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$990.60	0.81%	$4.02	$1,000.00	$1,020.89	0.81%	$4.08
Class C	1,000.00	988.30	1.35	6.69	1,000.00	1,018.20	1.35	6.79
Class I	1,000.00	992.50	0.49	2.43	1,000.00	1,022.49	0.49	2.47
Class R	1,000.00	989.10	1.10	5.46	1,000.00	1,019.45	1.10	5.54
Class R6	1,000.00	992.50	0.48	2.38	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	991.80	0.56	2.78	1,000.00	1,022.14	0.56	2.82
Voya Small Company Fund
Class A	$1,000.00	$956.40	1.18%	$5.76	$1,000.00	$1,019.05	1.18%	$5.94
Class C	1,000.00	954.30	1.93	9.40	1,000.00	1,015.31	1.93	9.70
Class I	1,000.00	958.40	0.87	4.25	1,000.00	1,020.59	0.87	4.38
Class R	1,000.00	955.00	1.43	6.97	1,000.00	1,017.80	1.43	7.19
Class R6	1,000.00	958.20	0.85	4.15	1,000.00	1,020.69	0.85	4.28
Class W	1,000.00	957.90	0.93	4.54	1,000.00	1,020.29	0.93	4.68

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund (collectively referred to as the “Funds”) (two of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolios of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the funds constituting Voya Equity Trust) at May 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2023
7

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2023

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$786,809,679	$169,797,587
Short-term investments at fair value†	7,420,000	3,434,975
Cash	676	52,366
Cash collateral for futures contracts	425,600	—
Receivables:
Investment securities sold	—	14,730,986
Fund shares sold	511,392	61,483
Dividends	1,978,234	209,350
Interest	96	45
Foreign tax reclaims	—	4,915
Prepaid expenses	47,995	37,497
Reimbursement due from Investment Adviser	72,752	739
Other assets	43,509	22,333
Total assets	797,309,933	188,352,276
LIABILITIES:
Payable for investment securities purchased	—	15,150,334
Payable for fund shares redeemed	2,241,821	171,121
Payable upon receipt of securities loaned	—	3,213,975
Variation margin payable on futures contracts	46,550	—
Payable for investment management fees	325,599	108,765
Payable for distribution and shareholder service fees	148,238	7,430
Payable to trustees under the deferred compensation plan (Note 6)	43,509	22,333
Payable for trustee fees	2,042	526
Other accrued expenses and liabilities	533,843	673,729
Total liabilities	3,341,602	19,348,213
NET ASSETS	$793,968,331	$169,004,063
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$509,272,151	$207,157,233
Total distributable earnings (loss)	284,696,180	(38,153,170)
NET ASSETS	$793,968,331	$169,004,063
+ Including securities loaned at value	$—	$3,126,356
* Cost of investments in securities	$486,045,455	$194,820,901
† Cost of short-term investments	$7,420,000	$3,434,975
See Accompanying Notes to Financial Statements
8

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2023 (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$418,158,621	$29,041,305
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	21,125,549	3,053,157
Net asset value and redemption price per share†	$19.79	$9.51
Maximum offering price per share (5.75%)(1)	$21.00	$10.09
Class C
Net assets	$47,270,029	$1,378,350
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	2,404,841	236,105
Net asset value and redemption price per share†	$19.66	$5.84
Class I
Net assets	$243,882,520	$35,490,726
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	12,299,551	2,787,725
Net asset value and redemption price per share	$19.83	$12.73
Class R
Net assets	$65,877,626	$95,424
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	3,362,034	10,072
Net asset value and redemption price per share	$19.59	$9.47
Class R6
Net assets	$7,111,630	$84,356,869
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	358,446	6,603,560
Net asset value and redemption price per share	$19.84	$12.77
Class W
Net assets	$11,667,905	$18,641,389
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	585,776	1,466,680
Net asset value and redemption price per share	$19.92	$12.71

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENTS OF OPERATIONS for the year ended May 31, 2023

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$20,467,168	$3,292,214
Interest	17,960	2,557
Securities lending income, net	22,027	20,130
Total investment income	20,507,155	3,314,901
EXPENSES:
Investment management fees	3,924,565	1,575,223
Distribution and shareholder service fees:
Class A	1,029,285	79,691
Class C	545,311	17,822
Class R	314,952	443
Transfer agent fees:
Class A	488,721	37,121
Class C	64,728	2,101
Class I	207,058	52,609
Class P3(1)	14	—
Class R	74,773	100
Class R6	477	971
Class W	15,041	45,608
Shareholder reporting expense	49,640	14,628
Registration fees	128,457	82,844
Professional fees	60,590	21,241
Custody and accounting expense	101,835	32,000
Trustee fees	20,421	5,254
Licensing fee (Note 7)	162,916	—
Miscellaneous expense	32,596	30,657
Interest expense	9,202	18,304
Total expenses	7,230,582	2,016,617
Waived and reimbursed fees	(1,029,488)	(62,318)
Net expenses	6,201,094	1,954,299
Net investment income	14,306,061	1,360,602
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,319,011	(12,716,454)
Futures	(1,101,312)	—
Net realized gain (loss)	3,217,699	(12,716,454)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,567,228)	(6,110,448)
Foreign currency related transactions	—	(359)
Futures	245,024	—
Net change in unrealized appreciation (depreciation)	(10,322,204)	(6,110,807)
Net realized and unrealized loss	(7,104,505)	(18,827,261)
Increase (decrease) in net assets resulting from operations	$7,201,556	$(17,466,659)
* Foreign taxes withheld	$—	$7,323

(1)
Class P3 for Voya Corporate Leaders® 100 Fund was fully redeemed on September 9, 2022.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Year Ended May 31, 2023	Year Ended May 31, 2022	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$14,306,061	$11,750,389	$1,360,602	$(629,455)
Net realized gain (loss)	3,217,699	51,233,612	(12,716,454)	30,792,068
Net change in unrealized appreciation (depreciation)	(10,322,204)	(73,036,468)	(6,110,807)	(70,245,153)
Increase (decrease) in net assets resulting from operations	7,201,556	(10,052,467)	(17,466,659)	(40,082,540)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(22,405,653)	(34,318,260)	(82,150)	(10,321,775)
Class C	(2,654,453)	(5,106,144)	(58)	(1,127,065)
Class I	(15,213,771)	(21,690,727)	(158,404)	(26,121,367)
Class P3(1)	—	(376)	—	—
Class R	(3,357,719)	(4,624,679)	(129)	(17,406)
Class R6	(402,103)	(452,088)	(440,526)	(16,609,933)
Class W	(727,336)	(1,214,707)	(153,869)	(12,615,556)
Total distributions	(44,761,035)	(67,406,981)	(835,136)	(66,813,102)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	153,425,577	276,012,808	108,568,030	42,437,959
Reinvestment of distributions	41,046,526	61,399,800	822,278	65,042,905
	194,472,103	337,412,608	109,390,308	107,480,864
Cost of shares redeemed	(246,348,985)	(204,087,114)	(138,276,470)	(243,865,153)
Net increase (decrease) in net assets resulting from capital share transactions	(51,876,882)	133,325,494	(28,886,162)	(136,384,289)
Net increase (decrease) in net assets	(89,436,361)	55,866,046	(47,187,957)	(243,279,931)
NET ASSETS:
Beginning of year or period	883,404,692	827,538,646	216,192,020	459,471,951
End of year or period	$793,968,331	$883,404,692	$169,004,063	$216,192,020

(1)
Class P3 for Voya Corporate Leaders® 100 Fund was fully redeemed on September 9, 2022.

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
05-31-23	20.76	0.34•	(0.21)	0.13	0.33	0.77	—	1.10	—	19.79	0.83	0.92	0.81	0.81	1.70	418,159	29
05-31-22	22.56	0.29•	(0.31)	(0.02)	0.28	1.50	—	1.78	—	20.76	(0.68)	0.89	0.81	0.81	1.29	428,157	28
05-31-21	19.35	0.31•	7.79	8.10	0.40	4.49	—	4.88	—	22.56	46.33	0.96	0.81	0.81	1.49	441,976	27
05-31-20	20.14	0.36•	0.86	1.22	0.38	1.63	—	2.01	—	19.35	5.08	0.95	0.82	0.82	1.73	323,701	103
05-31-19	21.70	0.36•	(0.02)	0.34	0.37	1.53	—	1.90	—	20.14	1.99	0.92	0.81	0.81	1.68	329,079	23
Class C
05-31-23	20.61	0.23•	(0.20)	0.03	0.21	0.77	—	0.98	—	19.66	0.31	1.67	1.35	1.35	1.15	47,270	29
05-31-22	22.39	0.17•	(0.31)	(0.14)	0.14	1.50	—	1.64	—	20.61	(1.19)	1.64	1.34	1.34	0.75	63,022	28
05-31-21	19.21	0.19•	7.73	7.92	0.25	4.49	—	4.74	—	22.39	45.54	1.71	1.38	1.38	0.92	78,110	27
05-31-20	20.01	0.24•	0.86	1.10	0.27	1.63	—	1.90	—	19.21	4.51	1.70	1.36	1.36	1.17	77,642	103
05-31-19	21.54	0.24•	0.00*	0.24	0.24	1.53	—	1.77	—	20.01	1.48	1.67	1.35	1.35	1.11	99,290	23
Class I
05-31-23	20.80	0.40•	(0.20)	0.20	0.40	0.77	—	1.17	—	19.83	1.16	0.63	0.49	0.49	2.02	243,883	29
05-31-22	22.60	0.37•	(0.32)	0.05	0.35	1.50	—	1.85	—	20.80	(0.37)	0.60	0.49	0.49	1.64	308,185	28
05-31-21	19.37	0.38•	7.80	8.18	0.46	4.49	—	4.95	—	22.60	46.84	0.65	0.49	0.49	1.80	213,638	27
05-31-20	20.15	0.43•	0.87	1.30	0.45	1.63	—	2.08	—	19.37	5.45	0.62	0.50	0.50	2.04	156,971	103
05-31-19	21.71	0.41•	(0.01)	0.40	0.43	1.53	—	1.96	—	20.15	2.29	0.59	0.49	0.49	1.92	191,916	23
Class R
05-31-23	20.57	0.28•	(0.21)	0.07	0.28	0.77	—	1.05	—	19.59	0.54	1.17	1.10	1.10	1.41	65,878	29
05-31-22	22.37	0.23•	(0.32)	(0.09)	0.21	1.50	—	1.71	—	20.57	(0.98)	1.14	1.09	1.09	1.02	62,865	28
05-31-21	19.21	0.24•	7.73	7.97	0.32	4.49	—	4.81	—	22.37	45.93	1.21	1.13	1.13	1.17	63,791	27
05-31-20	20.01	0.30•	0.85	1.15	0.32	1.63	—	1.95	—	19.21	4.77	1.20	1.11	1.11	1.43	50,071	103
05-31-19	21.55	0.29•	(0.01)	0.28	0.29	1.53	—	1.82	—	20.01	1.70	1.17	1.10	1.10	1.36	53,994	23
Class R6
05-31-23	20.81	0.40•	(0.20)	0.20	0.40	0.77	—	1.17	—	19.84	1.16	0.56	0.48	0.48	2.03	7,112	29
05-31-22	22.61	0.36•	(0.31)	0.05	0.35	1.50	—	1.85	—	20.81	(0.36)	0.54	0.48	0.48	1.58	7,323	28
05-31-21	19.38	0.38•	7.81	8.19	0.47	4.49	—	4.95	—	22.61	46.83	0.56	0.48	0.48	1.82	13,764	27
05-31-20	20.16	0.43•	0.88	1.31	0.46	1.63	—	2.09	—	19.38	5.47	0.58	0.49	0.49	2.04	11,195	103
05-31-19	21.71	0.42•	0.00*	0.42	0.44	1.53	—	1.97	—	20.16	2.35	0.55	0.48	0.48	1.96	18,207	23
Class W
05-31-23	20.89	0.39•	(0.21)	0.18	0.38	0.77	—	1.15	—	19.92	1.08	0.67	0.56	0.56	1.95	11,668	29
05-31-22	22.69	0.35•	(0.32)	0.03	0.33	1.50	—	1.83	—	20.89	(0.44)	0.64	0.56	0.56	1.54	13,848	28
05-31-21	19.41	0.37•	7.82	8.19	0.42	4.49	—	4.91	—	22.69	46.75	0.71	0.56	0.56	1.74	16,255	27
05-31-20	20.18	0.40•	0.90	1.30	0.44	1.63	—	2.07	—	19.41	5.43	0.70	0.57	0.57	1.90	17,533	103
05-31-19	21.73	0.40•	(0.01)	0.39	0.41	1.53	—	1.94	—	20.18	2.24	0.67	0.56	0.56	1.88	78,983	23
See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund
Class A
05-31-23	10.11	0.04•	(0.61)	(0.57)	0.03	—	—	0.03	—	9.51	(5.69)	1.21	1.18	1.18	0.39	29,041	314
05-31-22	15.58	(0.05)•	(1.62)	(1.67)	—	3.80	—	3.80	—	10.11	(12.61)	1.39	1.34	1.34	(0.42)	34,940	111
05-31-21	9.86	(0.05)•	5.77	5.72	—	—	—	—	—	15.58	58.01	1.48	1.35	1.35	(0.41)	44,179	143
05-31-20	10.56	(0.02)	(0.67)	(0.69)	0.01	—	0.00*	0.01	—	9.86	(6.49)	1.46	1.36	1.36	(0.13)	35,156	135
05-31-19	14.60	0.00*	(1.69)	(1.69)	0.01	2.34	—	2.35	—	10.56	(10.71)	1.40	1.35	1.35	0.00*	49,154	111
Class C
05-31-23	6.23	(0.02)•	(0.37)	(0.39)	0.00*	—	—	0.00*	—	5.84	(6.26)	1.96	1.93	1.93	(0.38)	1,378	314
05-31-22	11.22	(0.11)•	(1.08)	(1.19)	—	3.80	—	3.80	—	6.23	(13.39)	2.14	2.09	2.09	(1.19)	2,144	111
05-31-21	7.15	(0.10)•	4.17	4.07	—	—	—	—	—	11.22	56.92	2.23	2.10	2.10	(1.16)	4,353	143
05-31-20	7.71	(0.07)•	(0.48)	(0.55)	0.01	—	0.00*	0.01	—	7.15	(7.14)	2.21	2.11	2.11	(0.87)	3,590	135
05-31-19	11.50	(0.08)	(1.36)	(1.44)	0.01	2.34	—	2.35	—	7.71	(11.52)	2.15	2.10	2.10	(0.76)	7,105	111
Class I
05-31-23	13.51	0.08•	(0.81)	(0.73)	0.05	—	—	0.05	—	12.73	(5.37)	0.94	0.87	0.87	0.65	35,491	314
05-31-22	19.42	(0.02)•	(2.09)	(2.11)	—	3.80	—	3.80	—	13.51	(12.36)	1.04	1.03	1.03	(0.14)	88,522	111
05-31-21	12.27	(0.02)•	7.19	7.17	—	0.02	—	0.02	—	19.42	58.49	1.24	1.04	1.04	(0.10)	235,238	143
05-31-20	13.12	0.03	(0.83)	(0.80)	0.05	—	0.00*	0.05	—	12.27	(6.16)	1.23	1.05	1.05	0.19	224,718	135
05-31-19	17.45	0.05	(2.01)	(1.96)	0.03	2.34	—	2.37	—	13.12	(10.46)	1.17	1.04	1.04	0.28	319,622	111
Class R
05-31-23	10.08	0.02•	(0.62)	(0.60)	0.01	—	—	0.01	—	9.47	(5.92)	1.46	1.43	1.43	0.17	95	314
05-31-22	15.58	(0.08)•	(1.62)	(1.70)	—	3.80	—	3.80	—	10.08	(12.83)	1.64	1.59	1.59	(0.65)	71	111
05-31-21	9.89	(0.08)•	5.77	5.69	—	—	—	—	—	15.58	57.53	1.73	1.60	1.60	(0.67)	70	143
05-31-20	10.55	(0.04)•	(0.57)	(0.61)	0.05	—	0.00*	0.05	—	9.89	(5.80)	1.71	1.61	1.61	(0.39)	39	135
05-31-19	14.51	0.00*	(1.61)	(1.61)	0.01	2.34	—	2.35	—	10.55	(10.15)	1.65	1.60	1.60	(0.07)	92	111
Class R6
05-31-23	13.56	0.10•	(0.83)	(0.73)	0.06	—	—	0.06	—	12.77	(5.38)	0.85	0.85	0.85	0.78	84,357	314
05-31-22	19.47	(0.02)•	(2.09)	(2.11)	—	3.80	—	3.80	—	13.56	(12.32)	1.03	1.00	1.00	(0.09)	41,310	111
05-31-21	12.30	(0.01)•	7.20	7.19	—	0.02	—	0.02	—	19.47	58.52	1.05	1.03	1.03	(0.09)	108,522	143
05-31-20	13.13	0.04	(0.84)	(0.80)	0.03	—	0.00*	0.03	—	12.30	(6.11)	1.04	1.02	1.02	0.21	69,755	135
05-31-19	17.47	0.07	(2.02)	(1.95)	0.05	2.34	—	2.39	—	13.13	(10.40)	0.98	0.96	0.96	0.40	109,363	111
Class W
05-31-23	13.49	0.08•	(0.81)	(0.73)	0.05	—	—	0.05	—	12.71	(5.41)	0.96	0.93	0.93	0.62	18,641	314
05-31-22	19.41	(0.03)•	(2.09)	(2.12)	—	3.80	—	3.80	—	13.49	(12.43)	1.14	1.09	1.09	(0.17)	49,206	111
05-31-21	12.27	(0.02)•	7.18	7.16	—	0.02	—	0.02	—	19.41	58.36	1.23	1.10	1.10	(0.14)	67,110	143
05-31-20	13.09	0.07•	(0.88)	(0.81)	0.01	—	0.00*	0.01	—	12.27	(6.19)	1.21	1.11	1.11	0.61	66,879	135
05-31-19	17.39	0.03•	(1.98)	(1.95)	0.01	2.34	—	2.35	—	13.09	(10.47)	1.15	1.10	1.10	0.20	1,445	111

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
13

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least six of the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of Investments.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2023, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2023, Corporate Leaders® 100 had an average notional amount on futures contracts purchased of $9,129,555. Please refer to the table within the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at May 31, 2023.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$236,930,735	$317,172,137
Small Company	654,275,712	678,042,945
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company	0.750% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C and Class R shares of each Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.50%
Small Company	0.25%	1.00%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2023, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$11,654	$—
Small Company	1,184	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$—	$1,118
Small Company	176	12

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	8.87%
Voya Solution 2035 Portfolio	Small Company	5.87
Voya Solution 2045 Portfolio	Small Company	5.73
Voya Solution Moderately Aggressive Portfolio	Small Company	7.32
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2023, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Corporate Leaders® 100	$133,987
Small Company	10,938
NOTE 7 — LICENSING FEE
Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	1.15%	0.65%	0.65%
Small Company	1.17%	1.92%	0.86%	1.42%	0.86%	0.92%
Pursuant to a side letter agreement, through October 1, 2023, the Investment Adviser has further lowered the expense limits for certain share classes of shares of Corporate Leaders® 100. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	1.45%	0.49%	1.15%	0.48%	0.56%
Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	May 31,
	2024	2025	2026	Total
Corporate Leaders® 100	$597,981	$461,710	$549,991	$1,609,682
Small Company	—	—	172	172

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of May 31, 2023, are as follows:
	May 31,
	2024	2025	2026	Total
Corporate Leaders® 100
Class A	$252,555	$117,079	$158,860	$528,494
Class I	139,456	146,804	178,956	465,216
Class R6	234	314	470	1,018
Class W	11,098	3,960	4,860	19,918
Small Company
Class A	—	—	9,876	9,876
Class C	—	—	568	568
Class I	—	—	38,985	38,985
Class R	—	—	31	31
Class W	—	—	12,686	12,686
The Expense Limitation Agreement is contractual through October 1, 2023 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Funds utilized the line of credit during the year ended May 31, 2023, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	12	$7,625,667	3.62%
Small Company	25	5,870,200	4.49

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
5/31/2023	1,720,235	—	1,054,672	(2,270,994)	—	503,913	34,199,223	—	20,207,513	(44,824,778)	—	9,581,958
5/31/2022	2,025,999	—	1,374,803	(2,366,262)	—	1,034,540	45,970,461	—	30,823,092	(53,092,993)	—	23,700,561
Class C
5/31/2023	252,202	—	133,988	(1,039,657)	—	(653,467)	4,921,676	—	2,555,152	(20,506,883)	—	(13,030,055)
5/31/2022	391,709	—	220,494	(1,042,371)	—	(430,168)	8,705,963	—	4,919,227	(23,325,044)	—	(9,699,855)
Class I
5/31/2023	5,054,267	—	724,541	(8,295,502)	—	(2,516,694)	98,504,552	—	13,882,201	(165,388,745)	—	(53,001,992)
5/31/2022	9,104,368	—	869,014	(4,610,468)	—	5,362,914	205,185,714	—	19,491,987	(102,498,535)	—	122,179,166
Class P3(1)
5/31/2023	—	—	—	(219)	—	(219)	—	—	—	(4,645)	—	(4,645)
5/31/2022	—	—	16	—	—	16	—	—	376	—	—	376
Class R
5/31/2023	592,378	—	176,641	(462,723)	—	306,296	11,763,945	—	3,354,404	(9,060,402)	—	6,057,947
5/31/2022	405,204	—	207,677	(408,849)	—	204,032	8,896,044	—	4,620,818	(9,112,706)	—	4,404,156
Class R6
5/31/2023	64,205	—	16,825	(74,495)	—	6,535	1,261,228	—	322,545	(1,469,238)	—	114,535
5/31/2022	207,613	—	15,011	(479,464)	—	(256,840)	4,587,754	—	336,847	(10,994,056)	—	(6,069,455)
Class W
5/31/2023	139,084	—	37,647	(253,932)	—	(77,201)	2,774,953	—	724,711	(5,094,294)	—	(1,594,630)
5/31/2022	114,645	—	53,593	(221,758)	—	(53,519)	2,666,873	—	1,207,453	(5,063,780)	—	(1,189,455)
Small Company
Class A
5/31/2023	137,053	—	8,252	(548,132)	—	(402,827)	1,367,732	—	78,724	(5,349,476)	—	(3,903,020)
5/31/2022	173,339	—	899,367	(451,592)	—	621,114	2,252,201	—	9,848,070	(5,740,160)	—	6,360,111
Class C
5/31/2023	7,204	—	10	(115,010)	—	(107,796)	42,852	—	58	(681,272)	—	(638,362)
5/31/2022	17,555	—	160,980	(222,660)	—	(44,125)	131,280	—	1,091,446	(1,899,260)	—	(676,534)
Class I
5/31/2023	562,366	—	12,311	(4,339,993)	—	(3,765,316)	7,341,132	—	156,844	(52,317,979)	—	(44,820,003)
5/31/2022	1,163,010	—	1,728,860	(8,450,497)	—	(5,558,626)	19,056,904	—	25,258,647	(148,435,986)	—	(104,120,435)
Class R
5/31/2023	3,142	—	14	(87)	—	3,069	30,594	—	129	(830)	—	29,893
5/31/2022	1,871	—	1,592	(927)	—	2,537	24,909	—	17,406	(14,166)	—	28,149
Class R6
5/31/2023	7,091,089	—	33,828	(3,568,245)	—	3,556,672	96,835,117	—	432,654	(48,278,467)	—	48,989,304
5/31/2022	836,478	—	1,105,851	(4,468,559)	—	(2,526,230)	14,237,839	—	16,211,779	(70,839,305)	—	(40,389,688)
Class W
5/31/2023	234,756	—	12,087	(2,426,533)	—	(2,179,690)	2,950,603	—	153,869	(31,648,446)	—	(28,543,974)
5/31/2022	389,026	—	864,079	(1,063,511)	—	189,594	6,734,826	—	12,615,556	(16,936,276)	—	2,414,106

(1)
Class P3 was fully redeemed on September 9, 2022.

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2023:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	$216,041	$(216,041)	$—
Mizuho Securities USA LLC.	895,050	(895,050)	—
National Financial Services LLC	1,145,732	(1,145,732)	—
State Street Bank and Trust Company	78,730	(78,730)	—
TD Prime Services LLC	790,803	(790,803)	—
Total	$3,126,356	$(3,126,356)	$—

(1)
Cash Collateral with a fair value of $3,213,975 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of wash sale deferrals and distributions in connection with redemption of fund shares (equalization).
The following permanent tax differences have been reclassified as of May 31, 2023:
	Paid-in Capital	Distributable Earnings
Small Company	$678,729	$(678,729)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
24

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2023		Year Ended May 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$14,543,155	$30,217,880	$42,551,882	$24,855,099
Small Company	835,136	—	66,813,102	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2023 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Total Distributable Earnings/(Loss)
				Amount	Character	Expiration
Corporate Leaders® 100	$6,337,707	$6,760,109	$271,598,364	$—	—	—	$284,696,180
Small Company	376,949	—	(27,490,536)	(4,085,646)	Short-term	None	(38,153,170)
				(6,953,937)	Long-term	None
				$(11,039,583)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2023, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer would be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer would be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from
LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect

25

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 14 — LIQUIDITY (continued)

the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Any of these occurrences could disrupt the operations of a Fund and of a Fund’s service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Funds’ financial statements.
NOTE 17 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 12, 2023, the funds to which the Credit Agreement is available have entered into a renewed 364-day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

26

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.1%
	Communication Services: 9.2%
77,979 (1)	Alphabet, Inc. - Class C	$9,620,269	1.2
414,090	AT&T, Inc.	6,513,636	0.8
22,635 (1)	Charter Communications, Inc.	7,382,405	0.9
212,674	Comcast Corp. - Class A	8,368,722	1.1
38,014 (1)	Meta Platforms, Inc.	10,063,066	1.3
23,346 (1)	NetFlix, Inc.	9,227,040	1.2
54,651 (1)	T-Mobile US, Inc.	7,500,850	0.9
204,367	Verizon Communications, Inc.	7,281,596	0.9
80,539 (1)	Walt Disney Co.	7,084,210	0.9
		73,041,794	9.2
	Consumer Discretionary: 9.9%
77,459 (1)	Amazon.com, Inc.	9,340,006	1.2
3,027 (1)	Booking Holdings, Inc.	7,594,047	0.9
642,868	Ford Motor Co.	7,714,416	1.0
219,529	General Motors Co.	7,114,935	0.9
27,687	Home Depot, Inc.	7,847,880	1.0
41,011	Lowe’s Cos, Inc.	8,248,542	1.0
28,442	McDonald’s Corp.	8,109,099	1.0
65,786	Nike, Inc. - Class B	6,924,634	0.9
77,979	Starbucks Corp.	7,613,870	1.0
40,459 (1)	Tesla, Inc.	8,250,804	1.0
		78,758,233	9.9
	Consumer Staples: 11.6%
177,547	Altria Group, Inc.	7,886,638	1.0
127,742	Coca-Cola Co.	7,621,088	1.0
104,995	Colgate-Palmolive Co.	7,809,528	1.0
16,076	Costco Wholesale Corp.	8,223,839	1.0
203,420	Kraft Heinz Co.	7,774,712	1.0
113,550	Mondelez International, Inc.	8,335,705	1.0
43,692	PepsiCo, Inc.	7,967,236	1.0
81,772	Philip Morris International, Inc.	7,360,298	0.9
53,583	Procter & Gamble Co.	7,635,577	1.0
49,297	Target Corp.	6,454,456	0.8
228,150	Walgreens Boots Alliance, Inc.	6,928,916	0.9
54,238	Walmart, Inc.	7,965,935	1.0
		91,963,928	11.6
	Energy: 2.9%
48,654	Chevron Corp.	7,328,265	0.9
79,605	ConocoPhillips	7,904,777	1.0
72,160	Exxon Mobil Corp.	7,373,309	1.0
		22,606,351	2.9
	Financials: 17.6%
48,648	American Express Co.	7,713,627	1.0
158,588	American International Group, Inc.	8,378,204	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
279,182	Bank of America Corp.	$7,758,468	1.0
175,965	Bank of New York Mellon Corp.	7,073,793	0.9
25,898 (1)	Berkshire Hathaway, Inc. - Class B	8,315,330	1.0
11,952	BlackRock, Inc.	7,859,037	1.0
83,891	Capital One Financial Corp.	8,742,281	1.1
150,578	Charles Schwab Corp.	7,933,955	1.0
171,496	Citigroup, Inc.	7,600,703	1.0
24,602	Goldman Sachs Group, Inc.	7,968,588	1.0
61,366	JPMorgan Chase & Co.	8,327,980	1.0
21,992	Mastercard, Inc. - Class A	8,027,520	1.0
138,490	Metlife, Inc.	6,862,179	0.9
91,753	Morgan Stanley	7,501,725	0.9
106,208 (1)	PayPal Holdings, Inc.	6,583,834	0.8
222,873	US Bancorp	6,663,903	0.8
35,532	Visa, Inc. - Class A	7,853,638	1.0
211,366	Wells Fargo & Co.	8,414,480	1.1
		139,579,245	17.6
	Health Care: 13.7%
79,742	Abbott Laboratories	8,133,684	1.0
50,031	AbbVie, Inc.	6,902,277	0.9
32,716	Amgen, Inc.	7,218,785	0.9
115,848	Bristol-Myers Squibb Co.	7,465,245	1.0
105,768	CVS Health Corp.	7,195,397	0.9
31,629	Danaher Corp.	7,262,651	0.9
23,191	Eli Lilly & Co.	9,959,607	1.3
97,002	Gilead Sciences, Inc.	7,463,334	0.9
51,495	Johnson & Johnson	7,984,815	1.0
99,783	Medtronic PLC	8,258,041	1.1
74,593	Merck & Co., Inc.	8,235,813	1.0
195,662	Pfizer, Inc.	7,439,069	0.9
14,034	Thermo Fisher Scientific, Inc.	7,135,728	0.9
16,808	UnitedHealth Group, Inc.	8,189,530	1.0
		108,843,976	13.7
	Industrials: 11.3%
76,871	3M Co.	7,172,833	0.9
37,438 (1)	Boeing Co.	7,700,997	1.0
35,187	Caterpillar, Inc.	7,239,725	0.9
92,310	Emerson Electric Co.	7,170,641	0.9
35,209	FedEx Corp.	7,674,858	1.0
34,884	General Dynamics Corp.	7,122,615	0.9
84,007	General Electric Co.	8,529,231	1.1
41,777	Honeywell International, Inc.	8,004,473	1.0
16,697	Lockheed Martin Corp.	7,413,635	0.9
81,142	Raytheon Technologies Corp.	7,476,424	0.9
39,831	Union Pacific Corp.	7,668,264	0.9

See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
41,346	United Parcel Service, Inc. - Class B	$6,904,782	0.9
		90,078,478	11.3
	Information Technology: 15.3%
27,952	Accenture PLC	8,551,076	1.1
20,688 (1)	Adobe, Inc.	8,643,240	1.1
80,720 (1)	Advanced Micro Devices, Inc.	9,541,911	1.2
48,662	Apple, Inc.	8,625,340	1.1
12,467	Broadcom, Inc.	10,072,837	1.3
153,623	Cisco Systems, Inc.	7,630,454	0.9
246,209	Intel Corp.	7,740,811	1.0
61,143	International Business Machines Corp.	7,862,378	1.0
27,815	Microsoft Corp.	9,134,168	1.1
28,853	Nvidia Corp.	10,916,244	1.4
87,292	Oracle Corp.	9,247,714	1.2
62,016	Qualcomm, Inc.	7,033,235	0.9
40,187 (1)	Salesforce, Inc.	8,976,972	1.1
42,883	Texas Instruments, Inc.	7,456,496	0.9
		121,432,876	15.3
	Materials: 1.9%
146,312	Dow, Inc.	7,137,099	0.9
22,475	Linde PLC	7,948,509	1.0
		15,085,608	1.9
	Real Estate: 1.9%
39,273	American Tower Corp.	7,243,512	0.9
73,455	Simon Property Group, Inc.	7,723,793	1.0
		14,967,305	1.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 3.8%
82,164	Duke Energy Corp.	$7,336,423	0.9
190,611	Exelon Corp.	7,557,726	0.9
103,158	NextEra Energy, Inc.	7,577,987	1.0
114,405	Southern Co.	7,979,749	1.0
		30,451,885	3.8
	Total Common Stock
	(Cost $486,045,455)	786,809,679	99.1

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
7,420,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.000% (Cost $7,420,000)	7,420,000	0.9
	Total Short-Term Investments (Cost $7,420,000)	7,420,000	0.9
	Total Investments in Securities (Cost $493,465,455)	$794,229,679	100.0
	Liabilities in Excess of Other Assets	(261,348)	—
	Net Assets	$793,968,331	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2023.

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$786,809,679	$—	$—	$786,809,679
Short-Term Investments	7,420,000	—	—	7,420,000
Total Investments, at fair value	$794,229,679	$—	$—	$794,229,679
Other Financial Instruments+
Futures	349,921	—	—	349,921
Total Assets	$794,579,600	$—	$—	$794,579,600

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2023, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	38	06/16/23	$7,961,950	$349,921
			$7,961,950	$349,921
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$349,921
Total Asset Derivatives		$349,921

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2023 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,101,312)
Total	$(1,101,312)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$245,024
Total	$245,024
At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $522,981,236.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$314,664,727
Gross Unrealized Depreciation	(43,066,363)
Net Unrealized Appreciation	$271,598,364

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Communication Services: 2.3%
610,858 (1)	Globalstar, Inc.	$696,378	0.4
57,089 (1)	Playtika Holding Corp.	572,603	0.3
219,884 (1)	Vimeo, Inc.	806,974	0.5
29,521 (1)	Yelp, Inc.	988,954	0.6
13,661 (1)	Ziff Davis, Inc.	806,545	0.5
		3,871,454	2.3
	Consumer Discretionary: 7.4%
32,371	Acushnet Holdings Corp.	1,448,926	0.8
90,440	Arko Corp.	655,690	0.4
42,700	Gentex Corp.	1,121,302	0.7
141,120 (1)	GrowGeneration Corp.	522,144	0.3
26,133	H&R Block, Inc.	780,070	0.4
14,437	Harley-Davidson, Inc.	449,135	0.3
39,672	International Game Technology PLC	973,154	0.6
23,025	KB Home	997,673	0.6
45,077 (1)(2)	Lindblad Expeditions Holdings, Inc.	427,330	0.2
4,697	Murphy USA, Inc.	1,298,345	0.8
61,434 (1)	Peloton Interactive, Inc.	447,240	0.3
18,553	Red Rock Resorts, Inc.	845,831	0.5
15,057	Sonic Automotive, Inc.	623,962	0.4
34,523	Steven Madden Ltd.	1,077,463	0.6
87,181 (1)	Udemy, Inc.	871,810	0.5
		12,540,075	7.4
	Consumer Staples: 1.1%
16,531 (1)	National Beverage Corp.	816,962	0.5
84,900	Primo Water Corp.	1,092,663	0.6
		1,909,625	1.1
	Energy: 5.3%
105,581	Antero Midstream Corp.	1,077,982	0.6
19,835	California Resources Corp.	744,606	0.4
278,752 (1)	Clean Energy Fuels Corp.	1,120,583	0.7
101,045	Excelerate Energy, Inc.	1,875,395	1.1
23,668	Murphy Oil Corp.	823,647	0.5
117,455	Permian Resources Corp.	1,095,855	0.6
94,086	SFL Corp. Ltd.	807,258	0.5
63,536	World Fuel Services Corp.	1,453,068	0.9
		8,998,394	5.3
	Financials: 18.3%
153,150	AGNC Investment Corp.	1,407,449	0.8
58,523 (1)	Ambac Financial Group, Inc.	815,225	0.5
26,949	Arrow Financial Corp.	491,550	0.3
77,318	Associated Banc-Corp.	1,145,080	0.7
16,387	Atlantic Union Bankshares Corp.	418,852	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
34,536	BankUnited, Inc.	$653,421	0.4
45,698	BCB Bancorp, Inc.	484,856	0.3
36,627	Berkshire Hills Bancorp, Inc.	749,022	0.4
251,316	BGC Partners, Inc.	1,022,856	0.6
61,338	Capstar Financial Holdings, Inc.	739,123	0.4
3,665	Cathay General Bancorp.	107,165	0.1
44,920	ConnectOne Bancorp, Inc.	610,014	0.4
90,968	Eastern Bankshares, Inc.	987,003	0.6
27,477	EVERTEC, Inc.	947,407	0.6
87,146 (1)	EZCorp, Inc.	726,798	0.4
45,531	Farmers National Banc Corp.	536,355	0.3
121,500	First BanCorp. Puerto Rico	1,355,940	0.8
8,296	HCI Group, Inc.	438,775	0.3
2,072	Hilltop Holdings, Inc.	61,165	0.0
68,639	KKR Real Estate Finance Trust, Inc.	770,816	0.5
75,485	Ladder Capital Corp.	719,372	0.4
3,556 (1)	Marqeta, Inc.	17,033	0.0
31,285	NBT Bancorp., Inc.	1,049,612	0.6
36,030 (1)	NMI Holdings, Inc.	906,155	0.5
74,496	Old Republic International Corp.	1,824,407	1.1
19,872	Origin Bancorp, Inc.	565,358	0.3
95,190 (1)	Oscar Health, Inc.	698,695	0.4
50,353	Pacific Premier Bancorp, Inc.	948,147	0.6
171,263 (1)	Payoneer Global, Inc.	710,741	0.4
35,134	ProAssurance Corp.	426,878	0.3
32,651	Provident Financial Services, Inc.	518,498	0.3
160,975	Redwood Trust, Inc.	952,972	0.6
49,535 (1)	Remitly Global, Inc.	908,472	0.5
84,788 (1)	Robinhood Markets, Inc.	756,309	0.4
14,873	SEI Investments Co.	841,514	0.5
59,483	Simmons First National Corp.	967,788	0.6
81,649 (1)	StoneCo Ltd.	1,023,062	0.6
23,064	United Community Banks, Inc./GA	521,477	0.3
142,314	Valley National Bancorp	1,050,277	0.6
30,607	Victory Capital Holdings, Inc.	947,899	0.6
		30,823,538	18.3
	Health Care: 17.6%
286,804 (1)	23andMe Holding Co.	550,664	0.3
31,443 (1)	4D Molecular Therapeutics, Inc.	577,293	0.3

See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
74,286 (1)	Alignment Healthcare, Inc.	$436,059	0.3
119,895 (1)	Amicus Therapeutics, Inc.	1,350,018	0.8
27,094 (1)	Arrowhead Pharmaceuticals, Inc.	932,304	0.5
30,882 (1)	Avanos Medical, Inc.	756,609	0.4
150,854 (1)	BioCryst Pharmaceuticals, Inc.	1,247,563	0.7
8,216	Bio-Techne Corp.	671,987	0.4
14,880	Bruker Corp.	1,028,208	0.6
25,998 (1)	Castle Biosciences, Inc.	635,131	0.4
71,263 (1)	Catalyst Pharmaceuticals, Inc.	823,088	0.5
438,629 (1)	Cerus Corp.	938,666	0.6
749,400 (1)	Clover Health Investments Corp.	634,667	0.4
121,437 (1)	Coherus Biosciences, Inc.	496,677	0.3
137,875 (1)	Community Health Systems, Inc.	450,851	0.3
56,822 (1)(2)	Corcept Therapeutics, Inc.	1,334,749	0.8
15,599 (1)	Haemonetics Corp.	1,319,675	0.8
39,504 (1)	Halozyme Therapeutics, Inc.	1,281,115	0.8
13,218 (1)	HealthEquity, Inc.	724,346	0.4
84,002 (1)	Hims & Hers Health, Inc.	750,978	0.4
57,975 (1)	Insmed, Inc.	1,103,264	0.6
103,246 (1)	Kodiak Sciences, Inc.	612,249	0.4
272,447 (1)	MannKind Corp.	1,264,154	0.7
8,094 (1)	Medpace Holdings, Inc.	1,675,215	1.0
55,130 (1)	NextGen Healthcare, Inc.	858,374	0.5
412,037 (1)	Opko Health, Inc.	572,731	0.3
31,938 (1)	Option Care Health, Inc.	879,892	0.5
55,315	Patterson Cos., Inc.	1,448,700	0.9
39,810 (1)	Privia Health Group, Inc.	993,259	0.6
20,726 (1)	QIAGEN NV	935,986	0.6
320,664 (1)	Rigel Pharmaceuticals, Inc.	448,930	0.3
43,707	Select Medical Holdings Corp.	1,196,261	0.7
74,670 (1)	Veradigm, Inc.	879,613	0.5
		29,809,276	17.6
	Industrials: 18.2%
32,543	ABM Industries, Inc.	1,437,099	0.8
40,151	Allison Transmission Holdings, Inc.	1,899,142	1.1
11,548	Apogee Enterprises, Inc.	426,237	0.3
29,944	Barnes Group, Inc.	1,178,296	0.7
24,843	Brady Corp.	1,184,514	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
98,572 (1)	CoreCivic, Inc.	$849,691	0.5
26,978	CSG Systems International, Inc.	1,294,404	0.8
11,967	CSW Industrials, Inc.	1,695,963	1.0
84,914 (1)	First Advantage Corp.	1,147,188	0.7
17,424	Franklin Electric Co., Inc.	1,584,887	0.9
79,622 (1)(2)	Geo Group, Inc./The	593,980	0.3
65,845	Hillenbrand, Inc.	3,158,585	1.9
69,805 (1)	Hudson Technologies, Inc.	610,096	0.4
8,655	Insperity, Inc.	958,282	0.6
20,092	Kennametal, Inc.	500,693	0.3
50,267 (1)	Legalzoom.com, Inc.	562,488	0.3
54,524 (1)	Manitowoc Co., Inc./The	782,419	0.5
60,048	Marten Transport Ltd.	1,270,015	0.8
172,706	Mueller Water Products, Inc.	2,366,072	1.4
123,926 (1)	NOW, Inc.	1,101,702	0.7
47,498 (1)	Resideo Technologies, Inc.	761,393	0.4
57,870	Shyft Group, Inc./The	1,360,524	0.8
45,849	Wabash National Corp.	1,075,159	0.6
9,777	Watts Water Technologies, Inc.	1,549,166	0.9
60,295	Zurn Elkay Water Solutions Corp.	1,357,240	0.8
		30,705,235	18.2
	Information Technology: 16.4%
77,319	A10 Networks, Inc.	1,151,280	0.7
49,104 (1)	ACI Worldwide, Inc.	1,120,062	0.7
13,127 (1)	Agilysys, Inc.	975,861	0.6
14,306 (1)	Altair Engineering, Inc.	1,049,059	0.6
48,327 (1)	Avid Technology, Inc.	1,159,848	0.7
48,620 (1)	Box, Inc.	1,369,625	0.8
24,092 (2)	Clear Secure, Inc.	595,313	0.3
17,045	Cognex Corp.	936,793	0.6
59,471 (1)	Dropbox, Inc.	1,369,022	0.8
35,419 (1)	EngageSmart, Inc.	672,253	0.4
62,644	Gen Digital, Inc.	1,098,776	0.6
21,740 (1)	Intapp, Inc.	918,950	0.5
23,170 (1)	MACOM Technology Solutions Holdings, Inc.	1,386,261	0.8
33,265 (1)	N-Able, Inc.	472,363	0.3
46,720 (1)	Nutanix, Inc.	1,383,846	0.8
47,855 (1)	Photronics, Inc.	1,015,962	0.6
50,987 (1)	PowerSchool Holdings, Inc.	965,694	0.6
17,380 (1)	Procore Technologies, Inc.	1,050,969	0.6

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
32,049	Sapiens International Corp. NV	$796,097	0.5
17,929 (1)	Smartsheet, Inc.	888,920	0.5
34,924 (1)	Squarespace, Inc.	1,026,416	0.6
13,086 (1)	Tenable Holdings, Inc.	536,395	0.3
36,421 (1)	Varonis Systems, Inc.	957,144	0.6
33,450 (1)	Veeco Instruments, Inc.	816,515	0.5
152,380 (1)	Viavi Solutions, Inc.	1,499,419	0.9
104,322 (1)	Yext, Inc.	958,719	0.6
80,795 (1)	Zeta Global Holdings Corp.	728,771	0.4
77,316 (1)	Zuora, Inc.	834,240	0.5
		27,734,573	16.4
	Materials: 6.6%
10,484	Ashland, Inc.	889,882	0.5
31,352	Avient Corp.	1,144,348	0.7
8,591	Balchem Corp.	1,062,105	0.6
160,034	Element Solutions, Inc.	2,869,410	1.7
171,249	Glatfelter Corp.	491,485	0.3
236,211	Hecla Mining Co.	1,259,005	0.8
24,050	Minerals Technologies, Inc.	1,337,420	0.8
28,115	Sensient Technologies Corp.	2,025,123	1.2
		11,078,778	6.6
	Real Estate: 4.6%
136,089 (1)	Anywhere Real Estate, Inc.	826,060	0.5
90,429	Apartment Investment and Management Co.	733,379	0.4
42,393	CareTrust REIT, Inc.	822,424	0.5
71,864	Empire State Realty Trust, Inc.	443,401	0.3
9,476	First Industrial Realty Trust, Inc.	492,563	0.3
32,601	Gladstone Land Corp.	515,422	0.3
44,509	Global Net Lease, Inc.	428,177	0.2
72,310	Macerich Co.	697,068	0.4
179,355 (1)	Opendoor Technologies, Inc.	473,497	0.3
45,210	Plymouth Industrial REIT, Inc.	990,551	0.6
101,239	Sabra Healthcare REIT, Inc.	1,139,951	0.7
34,896	Summit Hotel Properties, Inc.	228,569	0.1
		7,791,062	4.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 1.2%
13,556	ALLETE, Inc.	$807,531	0.5
29,135	Avista Corp.	1,204,732	0.7
		2,012,263	1.2
	Total Common Stock (Cost $192,278,422)	167,274,273	99.0
EXCHANGE-TRADED FUNDS: 1.5%
14,521 (2)	iShares Russell 2000 ETF	2,523,314	1.5
	Total Exchange-Traded Funds (Cost $2,542,479)	2,523,314	1.5
	Total Long-Term Investments (Cost $194,820,901)	169,797,587	100.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Repurchase Agreements: 1.9%
1,000,000 (3)	Bank of America Inc., Repurchase Agreement dated 05/31/23, 5.05%, due 06/01/23 (Repurchase Amount $1,000,138, collateralized by various U.S. Government Agency Obligations, 2.000%-4.000%, Market Value plus accrued interest $1,020,000, due 11/20/45-06/20/52)	1,000,000	0.6
1,000,000 (3)	Citigroup, Inc., Repurchase Agreement dated 05/31/23, 5.06%, due 06/01/23 (Repurchase Amount $1,000,139, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 07/25/23-08/20/67)	1,000,000	0.6

See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
213,975 (3)	Deutsche Bank Securities Inc., Repurchase Agreement dated 05/31/23, 5.08%, due 06/01/23 (Repurchase Amount $214,005, collateralized by various U.S. Government Agency Obligations, 1.500%-7.000%, Market Value plus accrued interest $218,255, due 09/01/28-06/01/53)	$213,975	0.1
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/23, 5.06%, due 06/01/23 (Repurchase Amount $1,000,139, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 05/15/24-04/20/53)	1,000,000	0.6
	Total Repurchase Agreements (Cost $3,213,975)	3,213,975	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
221,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.000% (Cost $221,000)	$221,000	0.1
	Total Short-Term Investments (Cost $3,434,975)	3,434,975	2.0
	Total Investments in Securities (Cost $198,255,876)	$173,232,562	102.5
	Liabilities in Excess of Other Assets	(4,228,499)	(2.5)
	Net Assets	$169,004,063	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2023.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$167,274,273	$—	$—	$167,274,273
Exchange-Traded Funds	2,523,314	—	—	2,523,314
Short-Term Investments	221,000	3,213,975	—	3,434,975
Total Investments, at fair value	$170,018,587	$3,213,975	$—	$173,232,562

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
34

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2023 (continued)

At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $200,722,721.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,787,423
Gross Unrealized Depreciation	(31,277,959)
Net Unrealized Depreciation	$(27,490,536)
See Accompanying Notes to Financial Statements
35

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders® 100 Fund
Class A	NII	$0.3321
Class C	NII	$0.2099
Class I	NII	$0.3964
Class R	NII	$0.2840
Class R6	NII	$0.3966
Class W	NII	$0.3814
All Classes	STCG	$0.0204
All Classes	LTCG	$0.7535
Fund Name	Type	Per Share Amount
Voya Small Company Fund
Class A	NII	$0.0252
Class C	NII	$0.0002
Class I	NII	$0.0547
Class R	NII	$0.0132
Class R6	NII	$0.0605
Class W	NII	$0.0499

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders® 100 Fund	98.17%
Voya Small Company Fund	100.00%
For the year ended May 31, 2023, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders® 100 Fund	99.08%
Voya Small Company Fund	100.00%
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Corporate Leaders® 100 Fund	$30,217,880
The Funds designate the following amounts as Section 199A dividends:
Voya Corporate Leaders® 100 Fund	$661,926
Voya Small Company Fund	$566,026
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
36

Trustee and Officer Information (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

37

Trustee and Officer Information (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2023.

38

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).
39

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
40

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

41

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163050         (0523-072623)

Annual Report
May 31, 2023
Classes A, C, I, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements.
Just go to individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.

*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

1

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Industrials	21.6%
Consumer Discretionary	15.7%
Financials	14.0%
Information Technology	10.4%
Health Care	9.6%
Real Estate	7.1%
Materials	6.3%
Consumer Staples	4.7%
Energy	3.9%
Utilities	3.9%
Communication Services	1.8%
Exchange-Traded Funds	0.8%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -4.45% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap 400”), which returned -2.63% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due primarily to unfavorable stock selection. On the sector level, stock selection within the information technology, materials and financials sectors detracted the most from performance. Among the key detractors at the individual stock level were owning non-benchmark positions in First Solar, Inc. and Axon Enterprises Inc., as well as an underweight position in Penumbra, Inc. Conversely, stock selection within the communication services, health care and real estate sectors contributed the most to performance. Key contributors included not owning First Horizon Corp., an underweight position in Medical Properties Trust, Inc. and owning a non-benchmark position in Copart, Inc.
Top Ten Holdings as of May 31, 2023 (as a percentage of net assets)

Builders FirstSource, Inc.	1.2%
Reliance Steel & Aluminum Co.	1.1%
Owens Corning, Inc.	1.0%
AECOM	1.0%
Hubbell, Inc.	0.9%
CubeSmart	0.9%
Lattice Semiconductor Corp.	0.9%
Jabil, Inc.	0.8%
iShares Core S&P Mid-Cap ETF	0.8%
Unum Group	0.8%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund uses an actively managed strategy that combines fundamental stock research with our proprietary quantitative models, what some like to call “quantamental.” Our proprietary quantitative models seek to identify what we believe are high quality, profitable companies that are relatively undervalued, have growth potential and are, in our view, likely to be favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index and that are uncorrelated to our quantitative models. We believe this unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, a risk-controlled portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
2

Portfolio Managers’ Report	Voya Mid Cap Research Enhanced Index Fund

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-9.96%	3.40%	6.19%
Class C(2)	-5.79%	4.13%	6.30%
Class I	-4.21%	4.89%	7.09%
Class R	-4.69%	4.37%	6.56%
Class W	-4.20%	4.80%	7.05%
Excluding Sales Charge:
Class A	-4.45%	4.63%	6.82%
Class C	-4.90%	4.13%	6.30%
Class I	-4.21%	4.89%	7.09%
Class R	-4.69%	4.37%	6.56%
Class W	-4.20%	4.80%	7.05%
S&P MidCap 400	-2.63%	6.00%	9.05%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Research Enhanced Index Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

3

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 to May 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*
Class A	$1,000.00	$941.30	0.95%	$4.60	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	938.90	1.45	7.01	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	942.10	0.70	3.39	1,000.00	1,021.44	0.70	3.53
Class R	1,000.00	939.60	1.20	5.80	1,000.00	1,018.95	1.20	6.04
Class W	1,000.00	941.70	0.70	3.39	1,000.00	1,021.44	0.70	3.53

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Mid Cap Research Enhanced Index Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Mid Cap Research Enhanced Index Fund (the “Fund”) (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2023
5

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2023

ASSETS:
Investments in securities at fair value+*	$138,121,249
Short-term investments at fair value†	1,766,273
Cash	6,315
Receivables:
Fund shares sold	10,480
Dividends	179,858
Prepaid expenses	35,713
Reimbursement due from Investment Adviser	21,994
Other assets	15,550
Total assets	140,157,432
LIABILITIES:
Payable for fund shares redeemed	43,860
Payable upon receipt of securities loaned	1,451,273
Payable for investment management fees	65,371
Payable for distribution and shareholder service fees	26,021
Payable to trustees under the deferred compensation plan (Note 6)	15,550
Payable for trustee fees	420
Other accrued expenses and liabilities	201,401
Total liabilities	1,803,896
NET ASSETS	$138,353,536
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$133,242,105
Total distributable earnings	5,111,431
NET ASSETS	$138,353,536
+ Including securities loaned at value	$1,413,545
* Cost of investments in securities	$127,585,479
† Cost of short-term investments	$1,766,273
See Accompanying Notes to Financial Statements
6

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2023 (continued)

Class A
Net assets	$97,950,922
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	6,385,939
Net asset value and redemption price per share†	$15.34
Maximum offering price per share (5.75%)(1)	$16.28
Class C
Net assets	$420,052
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	30,331
Net asset value and redemption price per share†	$13.85
Class I
Net assets	$11,313,917
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	706,543
Net asset value and redemption price per share	$16.01
Class R
Net assets	$10,760,437
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	720,634
Net asset value and redemption price per share	$14.93
Class W
Net assets	$17,908,208
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	1,113,506
Net asset value and redemption price per share	$16.08

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the year ended May 31, 2023

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,955,716
Securities lending income, net	38,500
Total investment income	2,994,216
EXPENSES:
Investment management fees	924,252
Distribution and shareholder service fees:
Class A	256,474
Class C	3,829
Class R	56,018
Transfer agent fees:
Class A	172,180
Class C	856
Class I	18,358
Class P3(1)	15
Class R	18,803
Class W	61,374
Shareholder reporting expense	9,125
Registration fees	85,545
Professional fees	41,610
Custody and accounting expense	53,242
Trustee fees	4,204
Licensing fee (Note 7)	25,209
Miscellaneous expense	12,758
Interest expense	6,595
Total expenses	1,750,447
Waived and reimbursed fees	(254,694)
Net expenses	1,495,753
Net investment income	1,498,463
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,426,891)
Net realized loss	(5,426,891)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,600,662)
Net change in unrealized appreciation (depreciation)	(2,600,662)
Net realized and unrealized loss	(8,027,553)
Decrease in net assets resulting from operations	$(6,529,090)
* Foreign taxes withheld	$1,196

(1)
Class P3 was fully redeemed on September 9, 2022

See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income	$1,498,463	$659,590
Net realized gain (loss)	(5,426,891)	20,201,452
Net change in unrealized appreciation (depreciation)	(2,600,662)	(28,726,457)
Decrease in net assets resulting from operations	(6,529,090)	(7,865,415)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(6,472,959)	(16,500,306)
Class C	(35,155)	(99,395)
Class I	(1,145,609)	(892,850)
Class P3(1)	—	(569)
Class R	(689,581)	(1,870,501)
Class W	(2,420,353)	(17,256)
Total distributions	(10,763,657)	(19,380,877)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	53,604,256	14,825,872
Reinvestment of distributions	10,675,437	19,109,607
	64,279,693	33,935,479
Cost of shares redeemed	(48,237,068)	(13,050,481)
Net increase in net assets resulting from capital share transactions	16,042,625	20,884,998
Net decrease in net assets	(1,250,122)	(6,361,294)
NET ASSETS:
Beginning of year or period	139,603,658	145,964,952
End of year or period	$138,353,536	$139,603,658

(1)
Class P3 was fully redeemed on September 9, 2022

See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-23	17.14	0.13•	(0.88)	(0.75)	0.10	0.95	—	1.05	—	15.34	(4.45)	1.11	0.95	0.95	0.82	97,951	91
05-31-22	21.15	0.09•	(1.18)	(1.09)	0.11	2.81	—	2.92	—	17.14	(6.18)	1.13	0.95	0.95	0.48	108,606	72
05-31-21	13.61	0.08•	7.57	7.65	0.11	—	—	0.11	—	21.15	56.36	1.18	0.95	0.95	0.48	122,817	65
05-31-20	14.21	0.13	(0.60)	(0.47)	0.13	—	—	0.13	—	13.61	(3.44)	1.20	0.96	0.96	0.86	87,097	51
05-31-19	17.34	0.14•	(1.50)	(1.36)	0.15	1.62	—	1.77	—	14.21	(7.34)	1.14	0.95	0.95	0.92	96,138	66
Class C
05-31-23	15.57	0.05•	(0.80)	(0.75)	0.02	0.95	—	0.97	—	13.85	(4.90)	1.61	1.45	1.45	0.31	420	91
05-31-22	19.48	(0.00)*•	(1.08)	(1.08)	0.02	2.81	—	2.83	—	15.57	(6.66)	1.63	1.45	1.45	(0.01)	584	72
05-31-21	12.53	(0.00)*•	6.96	6.96	0.01	—	—	0.01	—	19.48	55.55	1.68	1.45	1.45	(0.01)	816	65
05-31-20	13.07	0.05•	(0.55)	(0.50)	0.04	—	—	0.04	—	12.53	(3.85)	1.70	1.46	1.46	0.37	749	51
05-31-19	16.07	0.06	(1.39)	(1.33)	0.05	1.62	—	1.67	—	13.07	(7.80)	1.64	1.45	1.45	0.39	4,252	66
Class I
05-31-23	17.84	0.18•	(0.92)	(0.74)	0.14	0.95	—	1.09	—	16.01	(4.21)	0.80	0.70	0.70	1.09	11,314	91
05-31-22	21.90	0.15•	(1.24)	(1.09)	0.16	2.81	—	2.97	—	17.84	(5.99)	0.82	0.70	0.70	0.75	18,326	72
05-31-21	14.08	0.13•	7.83	7.96	0.14	—	—	0.14	—	21.90	56.78	0.88	0.70	0.70	0.74	7,901	65
05-31-20	14.70	0.17•	(0.62)	(0.45)	0.17	—	—	0.17	—	14.08	(3.25)	0.89	0.71	0.71	1.11	6,603	51
05-31-19	17.83	0.19•	(1.54)	(1.35)	0.16	1.62	—	1.78	—	14.70	(7.08)	0.83	0.70	0.70	1.14	8,015	66
Class R
05-31-23	16.71	0.09•	(0.86)	(0.77)	0.06	0.95	—	1.01	—	14.93	(4.69)	1.36	1.20	1.20	0.57	10,760	91
05-31-22	20.69	0.04•	(1.15)	(1.11)	0.06	2.81	—	2.87	—	16.71	(6.42)	1.38	1.20	1.20	0.23	11,973	72
05-31-21	13.32	0.04•	7.40	7.44	0.07	—	—	0.07	—	20.69	55.97	1.43	1.20	1.20	0.23	14,249	65
05-31-20	13.98	0.09	(0.58)	(0.49)	0.17	—	—	0.17	—	13.32	(3.70)	1.45	1.21	1.21	0.61	9,927	51
05-31-19	17.06	0.11	(1.48)	(1.37)	0.09	1.62	—	1.71	—	13.98	(7.54)	1.39	1.20	1.20	0.64	11,824	66
Class W
05-31-23	17.91	0.19•	(0.93)	(0.74)	0.14	0.95	—	1.09	—	16.08	(4.20)	0.86	0.70	0.70	1.10	17,908	91
05-31-22	21.96	0.15•	(1.23)	(1.08)	0.16	2.81	—	2.97	—	17.91	(5.93)	0.88	0.70	0.70	0.73	111	72
05-31-21	14.13	0.13•	7.85	7.98	0.15	—	—	0.15	—	21.96	56.68	0.93	0.70	0.70	0.73	178	65
05-31-20	14.60	0.17•	(0.64)	(0.47)	—	—	—	—	—	14.13	(3.22)	0.95	0.71	0.71	1.11	84	51
05-31-19	17.81	0.19	(1.61)	(1.42)	0.17	1.62	—	1.79	—	14.60	(7.48)	0.89	0.70	0.70	1.14	105	66

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements
10

Financial Highlights (continued)

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
11

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023

NOTE 1 — ORGANIZATION
Voya Equity Trust ( the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market

12

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$157,518,830	$150,588,729

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A, Class C, and Class R shares of the Fund has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class R
0.25%	0.75%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2023, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$3,737	$—
Contingent Deferred Sales Charges:	$—	$94
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2023, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	7.69%
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2023, the per account fees for affiliated recordkeeping services paid by the Fund were $26,611.
NOTE 7 — LICENSING FEE
The Fund pays an annual licensing fee to S&P Opco, LLC.

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class C	Class I	Class R	Class W
1.00%	1.50%	0.75%	1.25%	0.75%
Pursuant to a side letter agreement, through October 1, 2023, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Class A	Class C	Class I	Class R	Class W
0.95%	1.45%	0.70%	1.20%	0.70%
Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2023, the Fund did not have any amount of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor.
The Expense Limitation Agreement is contractual through October 1, 2023 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended May 31, 2023 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$13,598,000	5.82%

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
5/31/2023	58,681	—	412,978	(423,472)	48,187	950,886	—	6,401,157	(6,791,411)	560,632
5/31/2022	99,471	—	877,585	(447,353)	529,703	1,966,083	—	16,270,425	(8,738,935)	9,497,573
Class C
5/31/2023	3,905	—	2,471	(13,532)	(7,156)	56,143	—	34,639	(202,922)	(112,140)
5/31/2022	5,851	—	5,818	(16,074)	(4,405)	102,714	—	98,261	(297,817)	(96,842)
Class I
5/31/2023	173,528	—	70,027	(564,111)	(320,556)	2,884,427	—	1,131,635	(9,340,748)	(5,324,686)
5/31/2022	705,823	—	44,472	(84,028)	666,267	12,112,010	—	857,860	(1,861,874)	11,107,996
Class P3(1)
5/31/2023	—	—	—	(218)	(218)	—	—	—	(3,940)	(3,940)
5/31/2022	—	—	28	—	28	—	—	570	—	570
Class R
5/31/2023	31,756	—	45,667	(73,318)	4,105	506,942	—	689,581	(1,138,350)	58,173
5/31/2022	33,146	—	103,342	(108,676)	27,812	644,956	—	1,870,501	(2,097,667)	417,790
Class W
5/31/2023	2,791,583	—	149,009	(1,833,297)	1,107,295	49,205,858	—	2,418,425	(30,759,697)	20,864,586
5/31/2022	5	—	619	(2,510)	(1,886)	109	—	11,990	(54,188)	(42,089)

(1)
Class P3 was fully redeemed on September 9, 2022.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts, commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2023:

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Securities Corp.	$42,233	$(42,233)	$—
BofA Securities Inc	199,853	(199,853)	—
Citigroup Global Markets Inc.	586,096	(586,096)	—
HSBC Bank PLC	6,797	(6,797)	—
Morgan Stanley & Co. LLC	99,852	(99,852)	—
National Financial Services LLC	478,714	(478,714)	—
Total	$1,413,545	$(1,413,545)	$—

(1)
Cash Collateral with a fair value of $1,451,273 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2023		Year Ended May 31, 2022
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$1,850,654	$8,913,003	$6,119,908	$13,260,969
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2023 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Total Distributable Earnings/(Loss)
		Amount	Character	Expiration
$525,950	$8,914,697	$(4,329,216)	Short-term	None	$5,111,431
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer would be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer would be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 14 — LIQUIDITY (continued)

Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Fund’s financial statements.
NOTE 17 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 12, 2023, the funds to which the Credit Agreement is available have entered into a renewed 364-day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

19

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Communication Services: 1.8%
695	Electronic Arts, Inc.	$88,960	0.1
18,466	Iridium Communications, Inc.	1,108,699	0.8
3,901 (1)	Live Nation Entertainment, Inc.	311,846	0.2
3,843	Nexstar Media Group, Inc.	579,986	0.4
14,235	TEGNA, Inc.	220,500	0.2
4,646 (1)	TripAdvisor, Inc.	72,292	0.0
1,339 (1)	Ziff Davis, Inc.	79,054	0.1
		2,461,337	1.8
	Consumer Discretionary: 15.7%
10,778	ADT, Inc.	61,327	0.0
14,519	Aramark	573,210	0.4
6,207 (1)	Autonation, Inc.	812,620	0.6
3,830	BorgWarner, Inc.	169,784	0.1
14,102	Boyd Gaming Corp.	898,720	0.6
8,708	Brunswick Corp.	657,454	0.5
1,819 (1)	Carmax, Inc.	131,350	0.1
6,903 (1)	CROCS, Inc.	775,069	0.6
36,232	Dana, Inc.	466,306	0.3
1,940 (1)	Deckers Outdoor Corp.	921,500	0.7
6,602	Dick’s Sporting Goods, Inc.	841,821	0.6
972 (1)	Five Below, Inc.	167,689	0.1
975 (1)	Fox Factory Holding Corp.	86,697	0.1
4,106 (1)(2)	GameStop Corp.	98,749	0.1
35,861	Gentex Corp.	941,710	0.7
1,145	Genuine Parts Co.	170,525	0.1
23,760 (1)	Goodyear Tire & Rubber Co.	326,225	0.2
158	Graham Holdings Co.	89,230	0.1
854 (1)	Grand Canyon Education, Inc.	89,465	0.1
2,949	H&R Block, Inc.	88,028	0.1
15,829	Harley-Davidson, Inc.	492,440	0.4
14,573 (1)	Hilton Grand Vacations, Inc.	622,996	0.5
6,277	Kohl’s Corp.	114,995	0.1
7,597	Lear Corp.	931,848	0.7
2,193	Leggett & Platt, Inc.	66,843	0.0
10,653 (1)	Light & Wonder, Inc.	620,963	0.4
679	Lithia Motors, Inc.	158,397	0.1
8,869	LKQ Corp.	467,840	0.3
25,378	Macy’s, Inc.	344,887	0.2
4,996	Marriott Vacations Worldwide Corp.	615,607	0.4
35,392 (1)	Mattel, Inc.	616,175	0.4
7,360	MGM Resorts International	289,174	0.2
1,161	Murphy USA, Inc.	320,924	0.2
18,606	Nordstrom, Inc.	284,672	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
1,638 (1)	Ollie’s Bargain Outlet Holdings, Inc.	$90,286	0.1
24,315 (1)	Penn Entertainment, Inc.	608,848	0.4
7,661	PVH Corp.	658,999	0.5
2,941	Ralph Lauren Corp.	312,658	0.2
1,079	Service Corp. International	68,635	0.1
25,348 (1)	Taylor Morrison Home Corp.	1,075,516	0.8
5,158	Thor Industries, Inc.	403,717	0.3
3,368 (1)	TopBuild Corp.	679,191	0.5
16,279	Travel + Leisure Co.	593,695	0.4
61,419 (1)	Under Armour, Inc. - Class A	442,831	0.3
8,091 (1)	Victoria’s Secret & Co.	165,218	0.1
35,347	Wendy’s Company	777,987	0.6
4,458	Williams-Sonoma, Inc.	506,028	0.4
2,543	Wingstop, Inc.	506,972	0.4
5,177	Wyndham Hotels & Resorts, Inc.	353,330	0.3
1,008	Wynn Resorts Ltd.	99,490	0.1
		21,658,641	15.7
	Consumer Staples: 4.7%
19,261 (1)	BellRing Brands, Inc.	705,338	0.5
935 (1)	BJ’s Wholesale Club Holdings, Inc.	58,578	0.0
1,332 (1)	Boston Beer Co., Inc.	449,550	0.3
498	Casey’s General Stores, Inc.	112,374	0.1
3,939 (1)	Celsius Holdings, Inc.	494,463	0.4
825	Coca-Cola Consolidated, Inc.	545,935	0.4
10,302 (1)	Darling Ingredients, Inc.	652,941	0.5
26,466	Flowers Foods, Inc.	661,121	0.5
5,691	Ingredion, Inc.	595,278	0.4
16,706 (1)	Performance Food Group Co.	923,675	0.7
4,858	Tyson Foods, Inc.	246,009	0.2
26,254 (1)	US Foods Holding Corp.	1,044,384	0.7
		6,489,646	4.7
	Energy: 3.9%
9,016 (1)	Antero Resources Corp.	184,016	0.1
13,944	Baker Hughes Co.	379,974	0.3
8,028	ChampionX Corp.	202,787	0.1
2,158	Cheniere Energy, Inc.	301,624	0.2
24,321 (1)	CNX Resources Corp.	375,759	0.3
1,716	Diamondback Energy, Inc.	218,189	0.2
3,956	DT Midstream, Inc.	179,840	0.1
5,584	EQT Corp.	194,156	0.1
77,001	Equitrans Midstream Corp.	656,818	0.5
5,183	Halliburton Co.	148,493	0.1
5,997	HF Sinclair Corp.	248,516	0.2

See Accompanying Notes to Financial Statements
20

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
9,602	Matador Resources Co.	$422,200	0.3
11,878	Murphy Oil Corp.	413,354	0.3
4,881	PBF Energy, Inc.	179,670	0.1
20,140	Range Resources Corp.	551,232	0.4
101,654 (1)	Southwestern Energy Co.	484,890	0.4
4,800	Targa Resources Corp.	326,640	0.2
		5,468,158	3.9
	Financials: 14.0%
6,106	Affiliated Managers Group, Inc.	849,284	0.6
5,095	American Financial Group, Inc.	572,016	0.4
1,209	Ameriprise Financial, Inc.	360,850	0.3
42,138	Annaly Capital Management, Inc.	795,565	0.6
1,415	Ares Management Corp.	123,232	0.1
2,245	Assured Guaranty Ltd.	116,179	0.1
4,888	Axis Capital Holdings Ltd.	253,687	0.2
13,440 (2)	Bank OZK	464,755	0.3
8,860	Citizens Financial Group, Inc.	228,411	0.2
25,495	CNO Financial Group, Inc.	553,496	0.4
13,303	Columbia Banking System, Inc.	266,459	0.2
14,559	Commerce Bancshares, Inc.	698,104	0.5
4,909	Cullen/Frost Bankers, Inc.	491,882	0.4
14,876	East West Bancorp, Inc.	711,817	0.5
6,927	Essent Group Ltd.	305,966	0.2
803 (1)	Euronet Worldwide, Inc.	89,454	0.1
5,621	Evercore, Inc.	606,787	0.4
13,936	First American Financial Corp.	765,504	0.6
11,769	FNB Corp.	129,341	0.1
19,730	Hancock Whitney Corp.	720,737	0.5
4,665	Hartford Financial Services Group, Inc.	319,646	0.2
14,086	International Bancshares Corp.	601,754	0.4
4,413	Jefferies Financial Group, Inc.	132,699	0.1
1,342	Kemper Corp.	58,082	0.0
4,569	Lazard Ltd.	131,085	0.1
8,901	Loews Corp.	498,456	0.4
36,494	MGIC Investment Corp.	551,789	0.4
16,436	Navient Corp.	249,005	0.2
42,757	Old Republic International Corp.	1,047,119	0.8
6,769	Pinnacle Financial Partners, Inc.	329,312	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
5,401	Popular, Inc.	$308,829	0.2
679	Primerica, Inc.	123,592	0.1
9,701	Prosperity Bancshares, Inc.	554,703	0.4
42,866	Rithm Capital Corp.	348,929	0.2
1,715	RLI Corp.	212,403	0.2
33,619 (2)	Starwood Property Trust, Inc.	590,013	0.4
10,525	Stifel Financial Corp.	584,874	0.4
6,274	Synovus Financial Corp.	169,963	0.1
9,629	UMB Financial Corp.	545,387	0.4
25,957	Unum Group	1,127,832	0.8
12,565	Virtu Financial, Inc.	221,018	0.2
19,653	Washington Federal, Inc.	511,175	0.4
1,439	Webster Financial Corp.	51,156	0.0
656	Willis Towers Watson PLC	143,566	0.1
11,169	Wintrust Financial Corp.	710,013	0.5
2,915	Zions Bancorp NA	79,550	0.1
		19,305,476	14.0
	Health Care: 9.6%
2,944	Agilent Technologies, Inc.	340,532	0.2
1,804 (1)	Amedisys, Inc.	136,978	0.1
938	AmerisourceBergen Corp.	159,601	0.1
2,776	Bruker Corp.	191,821	0.1
6,595 (1)(2)	Doximity, Inc.	202,269	0.1
43,929 (1)	Exelixis, Inc.	846,951	0.6
11,198 (1)	Globus Medical, Inc.	606,148	0.4
4,441 (1)	Haemonetics Corp.	375,709	0.3
11,507 (1)	Halozyme Therapeutics, Inc.	373,172	0.3
3,625 (1)	Hologic, Inc.	285,976	0.2
8,514 (1)	Inari Medical, Inc.	514,246	0.4
3,810 (1)	Incyte Corp., Ltd.	234,505	0.2
6,003 (1)	Jazz Pharmaceuticals PLC	769,344	0.6
624	Laboratory Corp. of America Holdings	132,619	0.1
7,888 (1)	Lantheus Holdings, Inc.	683,022	0.5
9,595 (1)	LivaNova PLC	424,867	0.3
633 (1)	Masimo Corp.	102,445	0.1
3,461 (1)	Medpace Holdings, Inc.	716,323	0.5
99 (1)	Mettler Toledo International, Inc.	130,865	0.1
1,774 (1)	Molina Healthcare, Inc.	485,899	0.3
10,400 (1)	Neurocrine Biosciences, Inc.	931,112	0.7
4,379 (1)	Omnicell, Inc.	321,506	0.2
11,390 (1)	Option Care Health, Inc.	313,794	0.2
19,627	Patterson Cos., Inc.	514,031	0.4
720 (1)	Penumbra, Inc.	221,285	0.2
14,941 (1)	Progyny, Inc.	556,552	0.4

See Accompanying Notes to Financial Statements
21

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
2,155 (1)	QuidelOrtho Corp.	$183,477	0.1
537 (1)	Repligen Corp.	90,173	0.1
3,683 (1)	Shockwave Medical, Inc.	1,013,156	0.7
6,386 (1)	Staar Surgical Co.	370,516	0.3
4,014 (1)	Tandem Diabetes Care, Inc.	104,324	0.1
2,792 (1)	United Therapeutics Corp.	585,594	0.4
2,111 (1)	Veeva Systems, Inc.	349,793	0.3
		13,268,605	9.6
	Industrials: 21.6%
5,388	Acuity Brands, Inc.	811,918	0.6
1,488	Advanced Drainage Systems, Inc.	143,994	0.1
16,935	AECOM	1,321,777	1.0
3,725	AGCO Corp.	410,793	0.3
7,343 (1)	American Airlines Group, Inc.	108,530	0.1
5,740 (1)	ASGN, Inc.	375,568	0.3
2,784 (1)	Avis Budget Group, Inc.	467,127	0.3
13,988 (1)	Builders FirstSource, Inc.	1,621,909	1.2
1,291	Carlisle Cos., Inc.	274,260	0.2
1,696	Carrier Global Corp.	69,366	0.0
902 (1)	Chart Industries, Inc.	98,977	0.1
397	Cintas Corp.	187,440	0.1
7,911 (1)	Clarivate PLC	61,706	0.0
5,444 (1)	Clean Harbors, Inc.	764,338	0.6
1,834	Concentrix Corp.	160,842	0.1
3,669	Copa Holdings S.A.- Class A	385,465	0.3
9,104 (1)	Copart, Inc.	797,419	0.6
1,283 (1)	CoStar Group, Inc.	101,870	0.1
416	Curtiss-Wright Corp.	65,753	0.0
10,085	Donaldson Co., Inc.	590,275	0.4
4,515 (1)	Driven Brands Holdings, Inc.	112,107	0.1
34,007	Dun & Bradstreet Holdings, Inc.	340,070	0.2
3,910 (1)	ExlService Holdings, Inc.	590,175	0.4
12,778	Flowserve Corp.	415,924	0.3
17,348 (1)	Fluor Corp.	460,763	0.3
7,648	Fortive Corp.	497,961	0.4
2,497	Fortune Brands Innovations, Inc.	150,944	0.1
653 (1)	FTI Consulting, Inc.	122,771	0.1
16,888 (1)	Gates Industrial Corp. PLC	197,927	0.1
26,049	Genpact Ltd.	958,082	0.7
9,911	Graco, Inc.	758,092	0.5
7,911 (1)	Hayward Holdings, Inc.	85,913	0.1
4,296	Hubbell, Inc.	1,213,448	0.9
6,577	Ingersoll Rand, Inc.	372,653	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
6,339	Insperity, Inc.	$701,854	0.5
23,377 (1)	JetBlue Airways Corp.	159,665	0.1
2,599	KBR, Inc.	153,393	0.1
3,539	Leidos Holdings, Inc.	276,254	0.2
416	Lincoln Electric Holdings, Inc.	70,579	0.0
1,019	Manpowergroup, Inc.	71,503	0.1
6,934 (1)	Mastec, Inc.	702,830	0.5
1,698 (1)	Middleby Corp.	224,136	0.2
3,431	MSC Industrial Direct Co.	308,516	0.2
20,043	nVent Electric PLC	869,465	0.6
13,050	Owens Corning, Inc.	1,387,607	1.0
1,213	Parker Hannifin Corp.	388,694	0.3
818	Paycom Software, Inc.	229,146	0.2
4,272 (1)	Paylocity Holding Corp.	737,988	0.5
6,029	Pentair PLC	334,429	0.2
7,852	Regal Rexnord Corp.	1,019,896	0.7
3,570	Robert Half International, Inc.	232,121	0.2
477	Rockwell Automation, Inc.	132,892	0.1
4,478	Ryder System, Inc.	353,001	0.3
3,692 (1)	Saia, Inc.	1,049,119	0.8
6,598	Sensata Technologies Holding PLC	273,949	0.2
4,540 (1)(2)	SunPower Corp.	48,124	0.0
12,125	Terex Corp.	562,236	0.4
926	Tetra Tech, Inc.	127,297	0.1
1,525	Textron, Inc.	94,352	0.1
13,146	Timken Co.	940,596	0.7
1,322	Toro Co.	129,331	0.1
1,148	United Rentals, Inc.	383,191	0.3
11,035 (1)	Univar Solutions, Inc.	393,067	0.3
787	Watsco, Inc.	255,279	0.2
4,639	Watts Water Technologies, Inc.	735,050	0.5
4,007	Westinghouse Air Brake Technologies Corp.	371,168	0.3
2,676 (1)	WillScot Mobile Mini Holdings Corp.	115,282	0.1
7,053	Woodward, Inc.	743,457	0.5
307	WW Grainger, Inc.	199,249	0.1
		29,870,873	21.6
	Information Technology: 10.4%
19,566 (1)	ACI Worldwide, Inc.	446,300	0.3
14,551 (1)	Allegro MicroSystems, Inc.	572,291	0.4
4,816	Amdocs Ltd.	453,523	0.3
7,579 (1)	Arrow Electronics, Inc.	959,805	0.7
16,757	Avnet, Inc.	734,627	0.5

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
454 (1)	Cadence Design Systems, Inc.	$104,833	0.1
8,333 (1)	Calix, Inc.	388,401	0.3
2,711 (1)	Cirrus Logic, Inc.	210,590	0.2
3,768	Cognex Corp.	207,089	0.2
10,187 (1)	Coherent Corp.	376,512	0.3
17,879 (1)	Dropbox, Inc.	411,575	0.3
17,462 (1)	Dynatrace, Inc.	890,387	0.6
2,564 (1)	F5, Inc.	378,395	0.3
593 (1)	HubSpot, Inc.	307,168	0.2
13,038	Jabil, Inc.	1,167,162	0.8
10,310	Juniper Networks, Inc.	313,115	0.2
1,864 (1)	Keysight Technologies, Inc.	301,595	0.2
14,576 (1)	Lattice Semiconductor Corp.	1,185,175	0.9
2,215 (1)	MACOM Technology Solutions Holdings, Inc.	132,523	0.1
350	Monolithic Power Systems, Inc.	171,468	0.1
8,718	National Instruments Corp.	503,900	0.4
1,740	NetApp, Inc.	115,449	0.1
10,057 (1)	Pure Storage, Inc. - Class A	289,541	0.2
5,887 (1)	Qualys, Inc.	743,293	0.5
1,719 (1)	Silicon Laboratories, Inc.	241,812	0.2
3,024 (1)	Super Micro Computer, Inc.	677,225	0.5
4,635	TD SYNNEX Corp.	414,276	0.3
14,591 (1)	Teradata Corp.	683,734	0.5
7,008	Universal Display Corp.	1,032,489	0.7
		14,414,253	10.4
	Materials: 6.3%
12,852	Alcoa Corp.	407,665	0.3
1,542	Aptargroup, Inc.	173,460	0.1
6,812	Ashland, Inc.	578,203	0.4
17,773	Avient Corp.	648,714	0.5
13,504 (1)	Cleveland-Cliffs, Inc.	187,435	0.1
4,864	Eagle Materials, Inc.	792,491	0.6
576	FMC Corp.	59,950	0.0
10,409 (1)	Ingevity Corp.	491,201	0.4
10,484	Louisiana-Pacific Corp.	613,524	0.4
2,484 (1)	MP Materials Corp.	51,468	0.0
2,217	PPG Industries, Inc.	291,070	0.2
6,304	Reliance Steel & Aluminum Co.	1,479,423	1.1
1,477	Royal Gold, Inc.	182,912	0.1
10,581	RPM International, Inc.	844,258	0.6
7,526	Sealed Air Corp.	284,859	0.2
14,000	Silgan Holdings, Inc.	629,860	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
30,589	United States Steel Corp.	$639,922	0.5
13,993	WestRock Co.	391,944	0.3
		8,748,359	6.3
	Real Estate: 7.1%
546	Alexandria Real Estate Equities, Inc.	61,949	0.0
8,890	Brixmor Property Group, Inc.	178,067	0.1
4,349 (1)	CBRE Group, Inc.	325,827	0.2
27,226	CubeSmart	1,209,923	0.9
586	EastGroup Properties, Inc.	96,462	0.1
18,894	First Industrial Realty Trust, Inc.	982,110	0.7
30,398	Highwoods Properties, Inc.	628,631	0.5
11,629	Host Hotels & Resorts, Inc.	193,041	0.1
4,121	Iron Mountain, Inc.	220,144	0.2
5,580 (1)	Jones Lang LaSalle, Inc.	783,097	0.6
20,689	Kilroy Realty Corp.	561,499	0.4
3,393	Kite Realty Group Trust	65,960	0.0
11,995	Lamar Advertising Co.	1,078,111	0.8
5,665	Life Storage, Inc.	721,664	0.5
2,597	Mid-America Apartment Communities, Inc.	381,915	0.3
7,533	National Storage Affiliates Trust	275,783	0.2
26,451	NNN REIT, Inc.	1,125,226	0.8
13,396	Park Hotels & Resorts, Inc.	173,344	0.1
51,417	Physicians Realty Trust	702,356	0.5
1,295	Rexford Industrial Realty, Inc.	70,500	0.1
		9,835,609	7.1
	Utilities: 3.9%
3,864	Atmos Energy Corp.	445,442	0.3
9,207	Black Hills Corp.	561,167	0.4
926	DTE Energy Co.	99,638	0.1
5,376	Edison International	362,988	0.3
13,206	Essential Utilities, Inc.	538,012	0.4
16,632	National Fuel Gas Co.	846,735	0.6
13,047	NiSource, Inc.	350,834	0.2
11,959	ONE Gas, Inc.	967,961	0.7
4,540 (1)	PG&E Corp.	76,908	0.0
10,091	PPL Corp.	264,384	0.2
7,776	Southwest Gas Holdings, Inc.	455,129	0.3
13,260	UGI Corp.	370,882	0.3
5,192	Vistra Corp.	124,452	0.1
		5,464,532	3.9
	Total Common Stock (Cost $126,406,788)	136,985,489	99.0

See Accompanying Notes to Financial Statements
23

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.8%
4,728	iShares Core S&P Mid-Cap ETF	$1,135,760	0.8
	Total Exchange-Traded Funds (Cost $1,178,691)	1,135,760	0.8
	Total Long-Term Investments (Cost $127,585,479)	138,121,249	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Repurchase Agreements: 1.1%
451,273 (3)	Bank of America Inc., Repurchase Agreement dated 05/31/23, 5.05%, due 06/01/23 (Repurchase Amount $451,335, collateralized by various U.S. Government Agency Obligations, 2.000%-4.000%, Market Value plus accrued interest $460,298, due 11/20/45-06/20/52)	451,273	0.4
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/31/23, 5.06%, due 06/01/23 (Repurchase Amount $1,000,139, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.000%, Market Value plus accrued interest $1,020,000, due 05/15/24-04/20/53)	1,000,000	0.7
	Total Repurchase Agreements (Cost $1,451,273)	1,451,273	1.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.2%
315,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.000% (Cost $315,000)	$315,000	0.2
	Total Short-Term Investments (Cost $1,766,273)	1,766,273	1.3
	Total Investments in Securities (Cost $129,351,752)	$139,887,522	101.1
	Liabilities in Excess of Other Assets	(1,533,986)	(1.1)
	Net Assets	$138,353,536	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2023.

See Accompanying Notes to Financial Statements
24

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$136,985,489	$—	$—	$136,985,489
Exchange-Traded Funds	1,135,760	—	—	1,135,760
Short-Term Investments	315,000	1,451,273	—	1,766,273
Total Investments, at fair value	$138,436,249	$1,451,273	$—	$139,887,522

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $130,972,825.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$20,806,220
Gross Unrealized Depreciation	(11,891,523)
Net Unrealized Appreciation	$8,914,697
See Accompanying Notes to Financial Statements
25

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Research Enhanced Index Fund
Class A	NII	$0.1007
Class C	NII	$0.0210
Class I	NII	$0.1409
Class R	NII	$0.0598
Class W	NII	$0.1402
All Classes	STCG	$0.0715
All Classes	LTCG	$0.8765

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2023, 68.12% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2023, 68.36% of ordinary distributions paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates $8,913,003 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $515,459 as Section 199A dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
26

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.
27

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2023.

28

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).
29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
30

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

31

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163060         (0523-072623)

Annual Report
May 31, 2023
Voya Global Multi-Asset Fund
Classes A, C, I, R6 and W
Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Sign up now for on-line prospectuses, fund reports, and proxy statements.
Just go to individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
S&P Target Risk® Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
1

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

Target Allocations as of May 31, 2023(1) (as a percentage of net assets)
U.S. Large Cap Stocks	25.00%
U.S. Mid Cap Stocks	5.00%
U.S. Small Cap Stocks	3.00%
International Stocks	19.00%
Emerging Market Stocks	5.00%
REITs	5.00%
Core Fixed Income	15.00%
Short Term Bonds	9.00%
High Yield	5.00%
International Bonds	5.00%
TIPS	2.00%
Cash	2.00%
Total	100.00%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Voya Global Multi-Asset Fund (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, Barbara Reinhard, CFA, and Lanyon Blair, CFA, CAIA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)**, reflects these target allocations.
Performance: For the year ended May 31, 2023, the Fund’s Class A shares, excluding sales charges, provided a total return of -3.69% compared to the S&P Target Risk® Growth Index, the Bloomberg U.S. Aggregate Bond Index, the MSCI EAFE® Index, and the Russell 3000® Index, which returned 0.10%, -2.14%, 3.06%, and 2.03%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk Growth Index and its strategic GMA Composite benchmark. Tactical asset allocation was a detractor, while manager selection was a moderate contributor. The GMA Composite underperformed the S&P Target Risk Growth Index largely due to a modest exposure to real estate investment trusts and long duration U.S. government bonds.
The Fund attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the GMA Composite’s asset allocation over the short and medium-term. Fundamental tactical asset allocation was a challenge over the period. The primary detractor from excess returns over the last year was an underweight in equities during the fourth quarter of 2022 and the first quarter of 2023. The Fund’s systematic tactical asset allocation strategies also detracted. Both cross-asset relative value (CARV) and, to a lesser extent, tactical currency (“TC”) produced negative excess returns during the period.
The Fund has begun adding back to risk positions as inflation continues to trend down and corporate profits remain resilient. In early January, the Fund added to U.S. mid cap and emerging market (“EM”) equity by reducing core fixed income. In our view, risk appetite was overly depressed, which gave a contrarian signal that equities could still rally. China’s re-opening and favorable relative valuations offered a good adding point for EM equities and allocating to U.S. mid-caps helped diversify away from U.S. large cap technology. In early February, prior to a big run-up in yields before the emergence of banking sector stress, the Fund reduced duration. Inflation appeared hotter than expected at the time, yields were approaching a resistance level and a more neutral duration posture was the prudent positioning, in our view. Later in the month, core fixed income was reduced in favor of high yield. At the time, corporate balance sheets looked sturdy, recession did not appear imminent, and it looked like a good time to tactically add carry. In April, the Fund rotated more into equities, fully closing out the tactical underweight. U.S. interest rates were hitting the well-tested resistance point. At the same time, technology companies had been taking aggressive steps to cut costs and protect profits with slowing economic activity, which we believed would help stocks outperform bonds over the near-term. Later in the month, an overweight to U.S. large cap equites was reduced and reallocated into international developed equities.
The Fund also attempts to outperform the return of the GMA Composite through the selection of underlying funds, which represent the various asset classes within the GMA Composite. Underlying fund performance was a modest contributor to relative performance. The strategies that contributed most to excess returns in the period were Voya MidCap Opportunities Fund and Voya Multi-Manager Emerging Markets Equity Fund. The biggest detractors in the period were Voya Multi-Manager International Factors and Voya Multi-Manager International Equity Fund.
The Fund utilizes derivatives including futures, currency forwards and total return swaps, to execute some of its systematic tactical asset allocation strategies. These strategies are designed to be diversifying in nature and are employed within the Fund’s risk allocation guidelines. For the twelve-month reporting period, systematic strategies, in aggregate, detracted from performance.

2

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Current Strategy and Outlook: Just over a year into one of the most aggressive U.S. Federal Reserve (the “Fed”) tightening cycles ever, in which the target interest rate has been increased from near zero to around 5%, financial stability — or the perceived lack thereof — has come to the forefront of policymakers’ and investors’ dashboards. The Fed’s theoretically simple but practically perplexing dual mandate of full employment and price stability has been made even more difficult by the sudden distress reverberating across certain segments the banking industry. While the Fed stepped in to provide banks with liquidity, we believe further weaking in the financial system is plausible.
Given this risk and the expected tightening of lending standards — particularly by smaller banks that have seen deposits dwindle — market participants now believe the hiking cycle is nearly over and cuts are coming in the back half of this year. This marks an abrupt change from the beginning of March. Absent a collapse in commercial real estate or some other systemic shock, we think the Fed is unlikely to lower interest rates any time soon with inflation roughly three times its target. Instead, we expect the Fed to raise rates one or two more times and then enter a holding pattern around 5.5%, hoping that the relatively restrictive monetary conditions continue to gradually cool demand and ultimately prices, without spurring a financial meltdown.
We believe the key to taming inflation lies in the service sector. Prices here have been sticky because labor markets remain tight and wages strong, helping support consumer spending. We do, however, see softening in these related areas. U.S. job openings have declined more than 10% since the start of the year and are fewer than 1.7 times the number of job seekers, which is down from more than two times late last year. The Atlanta Fed Wage Tracker shows median service sector wage growth declining steadily since August. Recent layoffs have been skewed towards white collar jobs, which tend to be higher paying. Combine that with lower net worth from falling financial asset prices and spending is likely to continue declining, in our view. What’s more, none of this recent data reflects the fallout from the banking industry issues. Together, in our opinion, these forces should weigh on services inflation. Whether inflation slows faster than the expected slowing in nominal gross domestic product (“GDP”) is unclear. If it does, we might be able to avoid an outright recession this year.
With the economy potentially headed for a contraction, in our view, it will be difficult for companies to grow revenue. Profit margins are also under attack from tighter financial conditions. Yet earnings estimates priced into stocks still forecast healthy growth for the full year. In our opinion, this appears overoptimistic given the current macro backdrop. However, there has been a lot of right-sizing of resources in the technology sector, which has been a leader this year. Earnings are going to struggle to meet estimates, but we think the trough will be earlier than sell-side forecasts and the market could look past the worst of it given that the earnings recession is already well understood by the buyside, in our view. Bond yields have declined significantly since the beginning of March, and we think inflation will fall below 4% faster than consensus estimates. As a result, equities could outperform in the near term.
Accordingly, we are tactically long U.S. large cap stocks with a tilt toward growth, which we think should receive a scarcity premium in this low growth world and could disproportionately benefit in the event of a reversal rally. Our medium-term view of U.S. stocks is less sanguine, so we are holding this position loosely. Our portfolios retain home-country biases with our largest underweight in international developed markets, primarily due to our unfavorable opinion of Europe. European stock markets dodged the winter weather bullet, but their unenviable situation appears little changed other than that they significantly outperformed over the last six months and the world seems to have gotten more comfortable with never-ending war in the eastern bloc, which makes us uncomfortable. Sticky inflation, declining money supply and back-to-back quarters of GDP contraction keep us from shifting our stances in the region. In our opinion, Japan looks better, but not great; after more than six years, it seems ready to abandon or significantly relax yield curve control. This would strengthen the yen but its impact on stocks is less obvious.
We prefer international EM stocks over international developed markets. Economic activity in China undoubtedly has picked up and may be one of the few global growth bright spots. Alibaba’s recent breakup suggests that the country’s hulking regulatory apparatus has evolved to limit local big-technology firms’ power while also preparing to release them back into growth mode. Nonetheless, we need more clarity around this and other simmering geopolitical matters to get confident with China. The other main driver of any broad EM investment is the direction of the U.S. dollar. The potential for an unwinding of recent U.S. dollar challenges, including lower forward rate differentials and negative relative economic momentum could drive a reversal, but high starting valuations neutral positioning makes us believe the dollar trades in a fairly tight range this year versus a trade-weighted basket. However, positive growth differentials in developing countries and less of an inflation problem may help their currencies gain ground against it.
3

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

Real bond yields remain positive and present a compelling alternative to stocks. We are most drawn to corporate bonds which offer considerable carry at reasonable risk and complement our long U.S. equity positioning. We have been reducing our duration tactically as yields have moved lower this year with signs of disinflation taking hold. There are juicy income plays among borderline distressed areas such as low-quality commercial mortgage-backed securities, but we expect more defaults on the horizon. Overall yields appropriately compensate investors for the level of risk, but we believe it’s not a good time to get greedy.

*
Effective May 1, 2023, Lanyon Blair, CFA, CAIA was added as portfolio manager for the Fund. In addition, effective December 31, 2023, Paul Zemsky, CFA is retiring.

**
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31, 2023, the Index allocation is approximately: 25% of the S&P 500® Index, 15% of the Bloomberg U.S. Aggregate Bond Index, 19% of the MSCI EAFE® Index, 5% of the MSCI Emerging Markets IndexSM, 3% of the Russell 2000® Index, 5% of the Russell Midcap® Index, 5% of the Bloomberg Global Aggregate Index, 5% of the Bloomberg U.S. High Yield Bond Index, 5% of the FTSE EPRA Nareit Developed Index, 2% of the Bloomberg U.S. Treasury TIPS Index, 9% of the Bloomberg U.S. Government 1-3 Year Index, and 2% of the Bloomberg U.S. Short Treasury 1-3 Month Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Average Annual Total Returns for the Periods Ended May 31, 2023
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-9.25%	1.33%	3.69%
Class C(2)	-5.40%	1.78%	3.52%
Class I	-3.52%	2.79%	4.56%
Class R6(3)	-3.49%	2.74%	4.48%
Class W	-3.52%	2.78%	4.55%
Excluding Sales Charge:
Class A	-3.69%	2.54%	4.30%
Class C	-4.48%	1.78%	3.52%
Class I	-3.52%	2.79%	4.56%
Class R6(3)	-3.49%	2.74%	4.48%
Class W	-3.52%	2.78%	4.55%
S&P Target Risk® Growth Index	0.10%	4.65%	5.89%
Bloomberg U.S. Aggregate Bond Index	-2.14%	0.81%	1.39%
MSCI EAFE® Index	3.06%	3.21%	4.56%
Russell 3000® Index	2.03%	10.07%	11.45%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Multi-Asset Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on September 29, 2017. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

5

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 to May 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2023**	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2023**
Class A	$1,000.00	$1,007.60	0.72%	$3.60	$1,000.00	$1,021.34	0.72%	$3.63
Class C	1,000.00	1,003.10	1.47	7.34	1,000.00	1,017.60	1.47	7.39
Class I	1,000.00	1,008.40	0.47	2.35	1,000.00	1,022.59	0.47	2.37
Class R6	1,000.00	1,008.50	0.47	2.35	1,000.00	1,022.59	0.47	2.37
Class W	1,000.00	1,008.40	0.47	2.35	1,000.00	1,022.59	0.47	2.37

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Multi-Asset Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Multi-Asset Fund (the “Fund”), (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2023
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2023

ASSETS:
Investments in securities at fair value*	$2,400
Investments in affiliated underlying funds at fair value**	79,341,893
Investments in unaffiliated underlying funds at fair value***	37,842,226
Short-term investments at fair value†	672,840
Cash collateral for futures contracts	1,275,150
Receivables:
Investments in unaffiliated underlying funds sold	1,183,024
Fund shares sold	9,807
Dividends	3,201
Interest	3
Variation margin on futures contracts	11,243
Unrealized appreciation on forward foreign currency contracts	354,489
Prepaid expenses	31,421
Reimbursement due from Investment Adviser	32,380
Other assets	17,452
Total assets	120,777,529
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,195,182
Payable for fund shares redeemed	13,913
Unrealized depreciation on forward foreign currency contracts	364,401
Payable for investment management fees	26,416
Payable for distribution and shareholder service fees	22,666
Payable to trustees under the deferred compensation plan (Note 6)	17,452
Payable for trustee fees	302
Other accrued expenses and liabilities	261,787
Total liabilities	1,902,119
NET ASSETS	$118,875,410
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$124,609,576
Total distributable loss	(5,734,166)
NET ASSETS	$118,875,410
* Cost of investments in securities	$2,517
** Cost of investments in affiliated underlying funds	$83,628,020
*** Cost of investments in unaffiliated underlying funds	$29,484,958
† Cost of short-term investments	$672,840
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2023 (continued)

Class A
Net assets	$102,002,128
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	9,945,712
Net asset value and redemption price per share†	$10.26
Maximum offering price per share (5.75%)(1)	$10.89
Class C
Net assets	$1,125,811
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	107,457
Net asset value and redemption price per share†	$10.48
Class I
Net assets	$14,991,523
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	1,430,606
Net asset value and redemption price per share	$10.48
Class R6
Net assets	$639,906
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	60,854
Net asset value and redemption price per share	$10.52
Class W
Net assets	$116,042
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	11,091
Net asset value and redemption price per share	$10.46

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the Year Ended May 31, 2023

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,845,436
Dividends from unaffiliated underlying funds	903,809
Interest	23,472
Total investment income	2,772,717
EXPENSES:
Investment management fees	342,465
Distribution and shareholder service fees:
Class A	261,366
Class C	12,824
Transfer agent fees:
Class A	184,506
Class C	2,265
Class I	18,028
Class R6	154
Class W	205
Shareholder reporting expense	9,125
Registration fees	72,590
Professional fees	39,055
Custody and accounting expense	57,213
Trustee fees	3,023
Miscellaneous expense	21,779
Interest expense	171
Total expenses	1,024,769
Waived and reimbursed fees	(179,120)
Net expenses	845,649
Net investment income	1,927,068
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(3,700,129)
Sale of unaffiliated underlying funds	(655,572)
Capital gain distributions from affiliated underlying funds	382,494
Forward foreign currency contracts	(218,730)
Foreign currency related transactions	49,748
Futures	(425,650)
Swaps	(353,437)
Net realized loss	(4,921,276)
Net change in unrealized appreciation (depreciation) on:
Investments	34
Affiliated underlying funds	(575,523)
Unaffiliated underlying funds	(728,337)
Forward foreign currency contracts	(37,418)
Foreign currency related transactions	1,643
Futures	(408,941)
Swaps	(224,190)
Net change in unrealized appreciation (depreciation)	(1,972,732)
Net realized and unrealized loss	(6,894,008)
Decrease in net assets resulting from operations	$(4,966,940)
See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2023	Year Ended May 31, 2022
FROM OPERATIONS:
Net investment income	$1,927,068	$1,805,975
Net realized gain (loss)	(4,921,276)	6,876,011
Net change in unrealized appreciation (depreciation)	(1,972,732)	(22,909,689)
Decrease in net assets resulting from operations	(4,966,940)	(14,227,703)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(3,999,112)	(13,645,677)
Class C	(37,099)	(176,074)
Class I	(595,616)	(1,628,380)
Class R6	(24,932)	(72,172)
Class W	(4,696)	(14,271)
Total distributions	(4,661,455)	(15,536,574)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,896,111	5,572,144
Reinvestment of distributions	4,404,221	14,624,764
	9,300,332	20,196,908
Cost of shares redeemed	(11,999,630)	(14,126,863)
Net increase (decrease) in net assets resulting from capital share transactions	(2,699,298)	6,070,045
Net decrease in net assets	(12,327,693)	(23,694,232)
NET ASSETS:
Beginning of year or period	131,203,103	154,897,335
End of year or period	$118,875,410	$131,203,103

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-23	11.09	0.16•	(0.59)	(0.43)	0.11	0.29	—	0.40	—	10.26	(3.69)	0.88	0.72	0.72	1.57	102,002	38
05-31-22	13.66	0.16•	(1.30)	(1.14)	0.47	0.96	—	1.43	—	11.09	(9.86)	0.86	0.70	0.70	1.20	114,575	44
05-31-21	10.58	0.18•	3.21	3.39	0.31	—	—	0.31	—	13.66	32.20	0.90	0.65	0.65	1.49	134,478	38
05-31-20	11.12	0.27•	(0.09)	0.18	0.22	0.50	—	0.72	—	10.58	1.05	0.88	0.59	0.59	2.41	109,357	47
05-31-19	11.93	0.19•	(0.49)	(0.30)	0.26	0.25	—	0.51	—	11.12	(2.24)	0.80	0.58	0.58	1.69	111,044	118
Class C
05-31-23	11.31	0.08•	(0.60)	(0.52)	0.02	0.29	—	0.31	—	10.48	(4.48)	1.63	1.47	1.47	0.81	1,126	38
05-31-22	13.85	0.05•	(1.32)	(1.27)	0.31	0.96	—	1.27	—	11.31	(10.50)	1.61	1.45	1.45	0.38	1,426	44
05-31-21	10.70	0.09•	3.25	3.34	0.19	—	—	0.19	—	13.85	31.29	1.65	1.40	1.40	0.69	2,863	38
05-31-20	11.22	0.24•	(0.15)	0.09	0.11	0.50	—	0.61	—	10.70	0.31	1.63	1.34	1.34	2.07	3,058	47
05-31-19	12.00	0.10	(0.49)	(0.39)	0.14	0.25	—	0.39	—	11.22	(2.99)	1.55	1.33	1.33	0.83	11,076	118
Class I
05-31-23	11.33	0.19•	(0.61)	(0.42)	0.14	0.29	—	0.43	—	10.48	(3.52)	0.58	0.47	0.47	1.85	14,992	38
05-31-22	13.92	0.19•	(1.31)	(1.12)	0.51	0.96	—	1.47	—	11.33	(9.60)	0.56	0.45	0.45	1.42	14,443	44
05-31-21	10.77	0.21•	3.27	3.48	0.33	—	—	0.33	—	13.92	32.57	0.60	0.40	0.40	1.69	16,811	38
05-31-20	11.31	0.31•	(0.10)	0.21	0.25	0.50	—	0.75	—	10.77	1.28	0.57	0.34	0.34	2.68	11,115	47
05-31-19	12.11	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.31	(2.01)	0.53	0.33	0.33	1.82	11,885	118
Class R6
05-31-23	11.37	0.20•	(0.62)	(0.42)	0.14	0.29	—	0.43	—	10.52	(3.49)	0.50	0.47	0.47	1.87	640	38
05-31-22	13.96	0.19•	(1.31)	(1.12)	0.51	0.96	—	1.47	—	11.37	(9.54)	1.11	0.45	0.45	1.47	637	44
05-31-21	10.81	0.19•	3.30	3.49	0.34	—	—	0.34	—	13.96	32.52	1.17	0.40	0.40	1.49	611	38
05-31-20	11.35	0.29	(0.07)	0.22	0.26	0.50	—	0.76	—	10.81	1.35	1.22	0.34	0.34	2.53	50	47
05-31-19	12.04	0.21	(0.52)	(0.31)	0.13	0.25	—	0.38	—	11.35	(2.36)	1.34	0.33	0.33	1.81	3	118
Class W
05-31-23	11.31	0.19•	(0.61)	(0.42)	0.14	0.29	—	0.43	—	10.46	(3.52)	0.63	0.47	0.47	1.82	116	38
05-31-22	13.90	0.19•	(1.31)	(1.12)	0.51	0.96	—	1.47	—	11.31	(9.61)	0.61	0.45	0.45	1.45	123	44
05-31-21	10.75	0.22•	3.26	3.48	0.33	—	—	0.33	—	13.90	32.60	0.65	0.40	0.40	1.72	134	38
05-31-20	11.30	0.32•	(0.12)	0.20	0.25	0.50	—	0.75	—	10.75	1.22	0.63	0.34	0.34	2.79	171	47
05-31-19	12.10	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.30	(2.00)	0.55	0.33	0.33	1.77	118	118

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy,

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of May 31, 2023, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $354,489 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of May 31, 2023. As of May 31, 2023, no counterparties have pledged cash collateral for open OTC derivatives.
The Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV,

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of May 31, 2023, the Fund had a liability position of $364,401 on open forward foreign currency contracts. If a contingent feature would have been triggered as of May 31, 2023, the Fund could have been required to pay this amount in cash to its counterparties. As of May 31, 2023, the Fund had not pledged any cash collateral for its open OTC derivatives.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the year ended May 31, 2023, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of $16,158,355 and $16,076,599, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at May 31, 2023.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2023, the Fund had purchased and sold futures contracts on various equity indices and U.S. Treasuries as part of its tactical asset allocation strategies. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2023, the Fund had average notional amounts on futures contracts purchased and sold of $11,226,282 and $11,216,118, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at May 31, 2023.
F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. The Fund had no open swap agreements at May 31, 2023.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. The Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. The Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended May 31, 2023, the Fund entered into total return swaps on equity indices with an average notional amount of $4,366,961 and $4,364,343 on payer and receiver total return swaps, respectively. The Fund had no open total return swaps at May 31, 2023.
G. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2023, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$45,421,185	$50,957,922
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800%
thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A and Class C shares of the Fund each has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A and Class C shares of the Fund pay the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C
0.25%	1.00%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2023, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,344	$—
Contingent Deferred Sales Charges:	$—	$61
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2023, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2023, the per account fees for affiliated recordkeeping services paid by the Fund were $7,518.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Class A(1)	Class C(1)	Class I(1)	Class R6(1)	Class W(1)
1.15%	1.90%	0.90%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
May 31,
2024	2025	2026	Total
$277,136	$162,829	$31,805	$471,770
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of May 31, 2023, are as follows:
	May 31,
	2024	2025	2026	Total
Class A	$66,654	$65,853	$134,382	$266,889
Class C	1,389	1,094	1,644	4,127
Class I	—	—	11,137	11,137
Class R6	834	3,552	—	4,386
Class W	68	69	152	289
The Expense Limitation Agreement is contractual through October 1, 2023 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 13, 2022, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 8 — LINE OF CREDIT (continued)

The Fund utilized the line of credit during the year ended May 31, 2023 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
1	$1,104,000	5.58%
NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2023	158,317	—	382,423	(922,468)	—	(381,728)	1,614,912	—	3,759,214	(9,487,771)	—	(4,113,645)
5/31/2022	302,279	—	987,945	(807,130)	—	483,094	3,927,790	—	12,793,891	(10,468,163)	—	6,253,518
Class C
5/31/2023	31,973	—	3,679	(54,255)	—	(18,603)	345,671	—	37,050	(574,056)	—	(191,335)
5/31/2022	16,747	—	13,299	(110,729)	—	(80,683)	223,841	—	176,074	(1,525,669)	—	(1,125,754)
Class I
5/31/2023	274,463	—	57,660	(176,264)	—	155,859	2,825,847	—	578,329	(1,850,200)	—	1,553,976
5/31/2022	101,259	—	118,725	(153,010)	—	66,974	1,289,525	—	1,568,356	(2,099,434)	—	758,447
Class R6
5/31/2023	10,080	—	2,478	(7,716)	—	4,842	107,492	—	24,932	(83,055)	—	49,369
5/31/2022	9,370	—	5,447	(2,558)	—	12,259	129,088	—	72,172	(33,597)	—	167,663
Class W
5/31/2023	213	—	469	(436)	—	246	2,189	—	4,696	(4,548)	—	2,337
5/31/2022	133	—	1,082	—	—	1,215	1,900	—	14,271	—	—	16,171
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, straddle loss deferrals and wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2023		Year Ended May 31, 2022
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$1,315,105	$3,346,350	$11,259,825	$4,276,749
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2023 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Total Distributable Earnings/ (Loss)
		Amount	Character	Expiration
$908,533	$58,004	$(5,195,565)	Short-term	None	$(5,734,166)
		(1,505,138)	Long-term	None
$(6,700,703)

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer would be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer would be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 12 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2022 through December 31, 2022, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 13 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 13 — MARKET DISRUPTION (continued)

closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Fund’s financial statements.
NOTE 15 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 12, 2023, the funds to which the Credit Agreement is available have entered into a renewed 364-day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

24

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
45,158	Schwab U.S. TIPS ETF	$2,380,278	2.0
59,242	Vanguard Global ex-U.S. Real Estate ETF	2,329,988	2.0
43,922	Vanguard Real Estate ETF	3,513,760	2.9
	Total Exchange-Traded Funds (Cost $9,120,026)	8,224,026	6.9
MUTUAL FUNDS: 91.6%
	Affiliated Investment Companies: 66.7%
820,714	Voya Global Bond Fund - Class R6	5,966,589	5.0
910,298	Voya High Yield Bond Fund - Class R6	6,053,483	5.1
1,808,609	Voya Intermediate Bond Fund - Class R6	15,662,552	13.2
291,540	Voya Large Cap Value Fund - Class R6	3,495,567	2.9
144,785 (1)	Voya MidCap Opportunities Fund - Class R6	3,091,162	2.6
674,618	Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,990,607	5.0
1,319,125	Voya Multi-Manager International Equity Fund - Class I	12,281,058	10.3
1,099,467	Voya Multi-Manager International Factors Fund - Class I	9,400,446	7.9
349,854	Voya Multi-Manager Mid Cap Value Fund - Class I	2,917,781	2.5
1,178,827	Voya Short Term Bond Fund - Class R6	10,904,152	9.2
35,079 (1)	Voya Small Cap Growth Fund - Class R6	1,202,173	1.0
186,086	Voya Small Company Fund - Class R6	2,376,323	2.0
		79,341,893	66.7
	Unaffiliated Investment Companies: 24.9%
645,277	TIAA-CREF S&P 500 Index Fund - Institutional Class	29,618,200	24.9
	Total Mutual Funds (Cost $103,992,952)	108,960,093	91.6
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
	Other Asset-Backed Securities: 0.0%
2,517	Chase Funding Trust Series 2003-5 2A2, 5.738%, (US0001M + 0.600%), 07/25/2033	$2,400	0.0
	Total Asset-Backed Securities (Cost $2,517)	2,400	0.0
	Total Long-Term Investments (Cost $113,115,495)	117,186,519	98.5
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
672,840 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.000% (Cost $672,840)	672,840	0.6
	Total Short-Term Investments (Cost $672,840)	672,840	0.6
	Total Investments in Securities (Cost $113,788,335)	$117,859,359	99.1
	Assets in Excess of Other Liabilities	1,016,051	0.9
	Net Assets	$118,875,410	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2023.

Reference Rate Abbreviations:
US0001M      1-month LIBOR

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,224,026	$—	$—	$8,224,026
Mutual Funds	108,960,093	—	—	108,960,093
Asset-Backed Securities	—	2,400	—	2,400
Short-Term Investments	672,840	—	—	672,840
Total Investments, at fair value	$117,856,959	$2,400	$—	$117,859,359
Other Financial Instruments+
Forward Foreign Currency Contracts	—	354,489	—	354,489
Futures	133,704	—	—	133,704
Total Assets	$117,990,663	$356,889	$—	$118,347,552
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(364,401)	$—	$(364,401)
Futures	(298,865)	—	—	(298,865)
Total Liabilities	$(298,865)	$(364,401)	$—	$(663,266)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2023, where the following issuers were considered an affiliate:
	Beginning Fair Value at 5/31/2022	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
Voya Global Bond Fund - Class R6	$9,147,067	$290,927	$(3,410,745)	$(60,660)	$5,966,589	$181,682	$(500,307)	$—
Voya High Yield Bond Fund - Class R6	2,633,679	3,744,272	(122,064)	(202,404)	6,053,483	198,238	(7,907)	33,013
Voya Intermediate Bond Fund - Class R6	19,607,595	6,374,144	(10,561,023)	241,836	15,662,552	598,890	(1,248,383)	—
Voya Large Cap Value Fund - Class R6	3,889,129	307,074	(338,771)	(361,865)	3,495,567	55,966	(22,835)	197,903
Voya MidCap Opportunities Fund - Class R6	2,577,654	621,862	(449,463)	341,109	3,091,162	—	(154,483)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,656,721	2,922,307	(3,596,417)	7,996	5,990,607	149,151	(772,301)	—
Voya Multi-Manager International Equity Fund - Class I	15,794,041	1,315,808	(5,121,860)	293,069	12,281,058	158,533	(744,491)	—
Voya Multi-Manager International Factors Fund - Class I	10,466,476	814,801	(1,615,208)	(265,623)	9,400,446	338,852	(124,721)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	2,596,337	949,781	(295,295)	(333,042)	2,917,781	36,653	(49,261)	151,578
Voya Short Term Bond Fund - Class R6	2,622,837	10,580,482	(2,271,746)	(27,421)	10,904,152	116,227	(82,676)	—
Voya Small Cap Growth Fund - Class R6	—	1,279,358	(43,860)	(33,325)	1,202,173	—	(1,114)	—
Voya Small Company Fund - Class R6	—	2,792,199	(240,683)	(175,193)	2,376,323	11,244	8,350	—
	$75,991,536	$31,993,015	$(28,067,135)	$(575,523)	$79,341,893	$1,845,436	$(3,700,129)	$382,494
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2023 (continued)

At May 31, 2023, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 1,900,000	USD 2,373,309	Brown Brothers Harriman & Co.	06/05/23	$(9,646)
SEK 15,300,000	USD 1,482,946	Brown Brothers Harriman & Co.	06/05/23	(72,802)
USD 4,147,688	NOK 44,500,000	Brown Brothers Harriman & Co.	06/05/23	138,146
USD 1,920,320	CAD 2,600,000	Brown Brothers Harriman & Co.	06/05/23	4,876
CHF 3,200,000	USD 3,582,904	Citibank N.A.	06/05/23	(68,044)
USD 4,648,771	AUD 7,000,000	Citibank N.A.	06/05/23	95,095
SGD 3,500,000	USD 2,621,729	Morgan Stanley Capital Services LLC	06/05/23	(33,274)
EUR 6,100,000	USD 6,702,106	Standard Chartered Bank	06/05/23	(180,635)
USD 6,760,859	JPY 925,300,000	Standard Chartered Bank	06/05/23	116,372
				$(9,912)
At May 31, 2023, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
EURO STOXX 50® Index	146	06/16/23	$6,581,033	$(69,472)
Tokyo Price Index (TOPIX)	32	06/08/23	4,882,972	92,813
U.S. Treasury Ultra Long Bond	17	09/20/23	2,326,875	36,092
			$13,790,880	$59,433
Short Contracts:
S&P 500® E-Mini	(47)	06/16/23	(9,847,675)	(229,393)
U.S. Treasury 5-Year Note	(39)	09/29/23	(4,254,047)	4,799
			$(14,101,722)	$(224,594)
Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – EU Euro
GBP – British Pound
JPY – Japanese Yen
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2023 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$92,813
Interest rate contracts	Variation margin receivable on futures contracts*	40,891
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	354,489
Total Asset Derivatives		$488,193
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$298,865
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	364,401
Total Liability Derivatives		$663,266

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended May 31, 2023 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$(218,730)	$—	$—	$(218,730)
Equity contracts	—	(185,096)	(285,366)	(470,462)
Interest rate contracts	—	(240,554)	(68,071)	(308,625)
Total	$(218,730)	$(425,650)	$(353,437)	$(997,817)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$(37,418)	$—	$—	$(37,418)
Equity contracts	—	(459,415)	(224,190)	(683,605)
Interest rate contracts	—	50,474	—	50,474
Total	$(37,418)	$(408,941)	$(224,190)	$(670,549)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at May 31, 2023:
	Brown Brothers Harriman & Co.	Citibank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Forward foreign currency contracts	$143,022	$95,095	$—	$116,372	$354,489
Total Assets	$143,022	$95,095	$—	$116,372	$354,489
Liabilities:
Forward foreign currency contracts	$82,448	$68,044	$33,274	$180,635	$364,401
Total Liabilities	$82,448	$68,044	$33,274	$180,635	$364,401
Net OTC derivative instruments by counterparty, at fair value	$60,574	$27,051	$(33,274)	$(64,263)	$(9,912)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$60,574	$27,051	$(33,274)	$(64,263)	$(9,912)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2023 (continued)

At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $117,626,835.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$7,878,703
Gross Unrealized Depreciation	(7,820,699)
Net Unrealized Appreciation	$58,004
See Accompanying Notes to Financial Statements
29

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2023 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Multi-Asset Fund
Class A	NII	$0.1118
Class C	NII	$0.0197
Class I	NII	$0.1405
Class R6	NII	$0.1416
Class W	NII	$0.1405
All Classes	STCG	$—
All Classes	LTCG	$0.2914

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2023, 30.27% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2023, 61.17% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 31.18% of net investment income distributions as interest-related dividends.
The Fund designates $3,346,350 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
The Fund designates $87,630 as Section 199A dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2023:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$131,585	$0.0114	14.37%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
30

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.
31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2023.

32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).
33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

35

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
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163055      (0523-072623)

Annual Report
May 31, 2023
■
Voya VACS Series MCV Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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Benchmark Descriptions

Index	Description
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
1

Voya VACS Series MCV Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2023 (as a percentage of net assets)

Industrials	23.0%
Financials	12.9%
Consumer Discretionary	10.9%
Materials	10.4%
Information Technology	9.4%
Health Care	7.4%
Real Estate	7.4%
Utilities	4.8%
Consumer Staples	3.9%
Energy	3.1%
Communication Services	1.5%
Exchange-Traded Funds	0.9%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya VACS Series MCV Fund (the “Fund”) seeks long-term capital growth. The Fund’s assets are managed by two sub-advisers — Victory Capital Management Inc. (“Victory) and Voya Investment Management Co. LLC (“VIM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: James M. Albers, CFA, Jeffrey M. Graff, CFA, Michael F. Rodarte, CFA, Gregory M. Conners and Gary H. Miller, Portfolios Managers of Victory; and Steve Wetter and Kai Yee Wong, Portfolio Managers of VIM.
Performance: For the period beginning March 24, 2023, through May 31, 2023, the Fund provided a total return of -0.70% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 0.29% for the same period.
Portfolio Specifics: Victory Sleeve: For the reporting period, the Victory sleeve underperformed the Russell Midcap® Value Index. For the period, stock selection was the primary driver of relative underperformance. Sector allocation partially offset the unfavorable impact of selection for the period. Sector weighting is a by-product of the bottom-up stock selection process. Index returns were negative across six of the 11 major economic sectors, with five sectors
Top Ten Holdings as of May 31, 2023* (as a percentage of net assets)

Quest Diagnostics, Inc.	1.4%
Yum! Brands, Inc.	1.4%
Ross Stores, Inc.	1.4%
BorgWarner, Inc.	1.4%
Xcel Energy, Inc.	1.4%
Textron, Inc.	1.4%
Alliant Energy Corp.	1.3%
NNN REIT, Inc.	1.3%
Coterra Energy, Inc.	1.3%
Flex Ltd.	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
outpacing the broader Russell Midcap® Value Index. Real Estate was the top-performing sector. Materials was the worst-performing sector for the period.
For the Victory Sleeve, stock selection in consumer discretionary, industrials, financials, consumer staples and real estate detracted from relative performance for the period. Conversely, stock selection in information technology, communication services, materials and health care contributed to relative return. However, an overweight in materials (the worst-performing sector) partially offset the favorable impact of selection in the sector. The Sleeve’s cash position also augment performance for the period.
VIM Sleeve: For the reporting period, the VIM Sleeve underperformed the Russell Midcap® Value. The Sleeve slightly outperformed its internal benchmark, the Russell Mid Cap Select Factor Index (“RMID Index”), before deducting fees and operating expenses. The Sleeve employs a “passive management” approach designed to track the performance of the RMID Index. For the reporting period, the Sleeve generally tracked the RMID Index, but diverged from it somewhat by holding shares of an exchange-traded fund (“ETF”) and a modest, operational cash position. At the allocation level, the ETF position contributed to results, whereas the cash position was neutral. The Sleeve’s other sector allocations also were neutral relative to the Index. Security selection was slightly negative but offset

2

Portfolio Managers’ Report	Voya VACS Series MCV Fund

by the modest contribution from asset allocation. At the security level, contributors included a position in the iShares Russell Midcap ETF and slight underweights of Steel Dynamics, Inc. and Reliance Steel & Aluminum Co. Detractors included Crane Company and slight underweights of Cardinal Health, Inc. and Builders FirstSource, Inc.
Current Strategy and Outlook: VIM Sleeve: Voya IM employs a “passive management” approach designed to track the performance of the RMID Index.
Victory Sleeve: Heading into the back of the year, investors should remain cognizant that the lagged effects from monetary policy remain uncertain. Additionally, we encourage investors to approach recent equity market price action with caution. In our view, extreme market concentration and crowding into growth/defensive pockets of the market is generally indicative of late-cycle dynamics. Furthermore, the signaling effect from the Treasury yield curve inversions are hard to ignore, especially since they are the most inverted in four decades. After a first half that defied expectations, investors must now grapple with whether the most red-flagged recession in history has been delayed or entirely averted.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya VACS Series MCV Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Period Ended May 31, 2023
Since Inception March 24, 2023
Voya VACS Series MCV Fund	-0.70%
Russell Midcap® Value(1)	0.29%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series MCV Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
Fund holdings are subject to change daily.
(1)
Since inception performance for the index is shown as of March 24, 2023.

4

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 to May 31, 2023. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
Actual Fund Return				Hypothetical (5% return before expenses)
Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2023*
Voya VACS Series MCV Fund(1)
$1,000.00	$1,009.80	0.17%	$0.32	$1,000.00	$1,023.95	0.17%	$0.85

*
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was March 24, 2023. Expenses paid for the actual Fund’s return reflect the 69-day period ended May 31, 2023.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya VACS Series MCV Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya VACS Series MCV Fund (the “Fund”) (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from March 24, 2023 (commencement of operations) through May 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2023, the results of its operations, the changes in its net assets and its financial highlights for the period from March 24, 2023 (commencement of operations) through May 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2023
6

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2023

ASSETS:
Investments in securities at fair value*	$79,679,068
Investments in affiliates at fair value**	32,408
Short-term investments at fair value†	1,603,073
Cash	3,289
Receivables:
Investment securities sold	186,574
Fund shares sold	7,712,583
Dividends	144,547
Interest	499
Prepaid offering expense	28,671
Reimbursement due from Investment Adviser	794
Total assets	89,391,506
LIABILITIES:
Payable for investment securities purchased	5,898,471
Payable for fund shares redeemed	55,326
Payable for trustee fees	396
Other accrued expenses and liabilities	45,895
Total liabilities	6,000,088
NET ASSETS	$83,391,418
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$84,393,237
Total distributable loss	(1,001,819)
NET ASSETS	$83,391,418
* Cost of investments in securities	$81,029,319
** Cost of investments in affiliates	$32,670
† Cost of short-term investments	$1,603,073
Net assets	$83,391,418
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,399,813
Net asset value and redemption price per share	$9.93
See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the period ended May 31, 2023

March 24, 2023(1) to May 31, 2023
INVESTMENT INCOME:
Dividends	$282,915
Dividends from affiliates	89
Interest	497
Total investment income	283,501
EXPENSES:
Transfer agent fees	19
Shareholder reporting expense	396
Registration fees	3,739
Professional fees	4,488
Custody and accounting expense	4,752
Trustee fees	396
Offering expense	6,329
Miscellaneous expense	4,410
Total expenses	24,529
Waived and reimbursed fees	(1,453)
Net expenses	23,076
Net investment income	260,425
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	88,260
Sale of investments in affiliates	9
Net realized gain	88,269
Net change in unrealized appreciation (depreciation) on:
Investments	(1,350,251)
Affiliates	(262)
Net change in unrealized appreciation (depreciation)	(1,350,513)
Net realized and unrealized loss	(1,262,244)
Decrease in net assets resulting from operations	$(1,001,819)

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
8

STATEMENT OF CHANGES IN NET ASSETS

March 24, 2023(1) to May 31, 2023
FROM OPERATIONS:
Net investment income	$260,425
Net realized gain	88,269
Net change in unrealized appreciation (depreciation)	(1,350,513)
Decrease in net assets resulting from operations	(1,001,819)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	87,128,457
Cost of shares redeemed	(2,735,220)
Net increase in net assets resulting from capital share transactions	84,393,237
Net increase in net assets	83,391,418
NET ASSETS:
Beginning of year or period	—
End of year or period	$83,391,418

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
03-24-23(4) - 05-31-23	10.00	0.04•	(0.11)	(0.07)	—	—	—	—	—	9.93	(0.70)	0.18	0.17	0.17	1.93	83,391	5

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
10

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eleven separate active investment series. This report is for Voya VACS Series MCV Fund (“MCV” or the “Fund”), a diversified series of the Trust.
The Fund’s shares are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Fund may only be made by “accredited investors,” as defined in Regulation D under the 1933 Act.
The Fund does not have a share class designation. All shareholders are allocated the common expenses of the Fund and earn income and realized gains/losses from the Fund. Expenses that are specific to the Fund are charged directly to the Fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

11

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax

12

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended May 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$84,942,971	$3,969,081
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. There is no management fee charged per the Management Agreement for MCV.
The Investment Adviser has entered into a sub-advisory agreement with Victory Capital Management Inc. and Voya IM with respect to the Fund. These sub-advisers provide investment advice for the Fund and are paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2023, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Investment Trust Co.	100.00%
The Investment Advisor may direct the Fund’s sub-advisers to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the fund’s selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Fund’s, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the period ended May 31, 2023, the Fund did not pay any amounts for affiliated recordkeeping services.
The Fund may engage in purchase and sale transactions with fund’s that have a common investment adviser (or affiliated investment adviser), a common sub-adviser and/or common officers or trustees. For the period ended May 31, 2023, the Fund engaged in such transactions amounting to $63,994,260 of in-kind purchases.
NOTE 6 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)
with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 0.15% of average net assets.
The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	May 31,
	2024	2025	2026	Total
VACS Series MCV	$—	$—	$1,453	$1,453
The Expense Limitation Agreement is contractual through October 1, 2024 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 7 — LINE OF CREDIT
Effective January 19, 2023, the Fund, in addition to certain other fund’s managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other fund’s managed by the Investment Adviser. The fund’s to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears
Borrowings under the Credit Agreement accrue interest at the federal fund’s rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund did not utilize the line of credit during the period ended May 31, 2023.

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
3/24/2023(1) - 5/31/2023	8,667,656	—	—	(267,843)	8,399,813	87,128,457	—	—	(2,735,220)	84,393,237

(1)
Commencement of operations.

NOTE 9 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market fund’s, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment fund’s, pools or trusts, commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.
The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the fund.
The Fund did not engage in securities lending during the period ended May 31, 2023.
NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
No dividends or distributions were paid by the Fund during its initial period ended May 31, 2023.
The tax-basis components of distributable earnings as of May 31, 2023 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/(Loss)
$374,233	$5,331	$(1,381,383)	$(1,001,819)
At May 31, 2023, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

As of May 31, 2023, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer would be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings ceased to be provided or no longer would be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 12 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 13 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2023 (continued)

NOTE 13 — MARKET DISRUPTION (continued)

exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity
Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. Management expects that the adoption of the guidance will not have a material impact on the Fund’s financial statements.
NOTE 15 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 12, 2023, the funds to which the Credit Agreement is available have entered into a renewed 364-day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

17

PORTFOLIO OF INVESTMENTS
Voya VACS Series MCV Fund	as of May 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.7%
	Communication Services: 1.5%
474	Electronic Arts, Inc.	$60,672	0.1
1,120	Fox Corp. - Class A	34,944	0.0
1,043 (1)	Frontier Communications Parent, Inc.	15,520	0.0
2,394	Interpublic Group of Cos., Inc.	89,033	0.1
559 (1)	Liberty Media Corp.- Liberty Formula One C Tracking Stock	39,354	0.1
9,400 (1)	Live Nation Entertainment, Inc.	751,436	0.9
912	New York Times Co.	32,303	0.0
2,536	News Corp - Class A	46,434	0.1
407	Nexstar Media Group, Inc.	61,424	0.1
1,106	Omnicom Group	97,538	0.1
		1,228,658	1.5
	Consumer Discretionary: 10.9%
262	Advance Auto Parts, Inc.	19,097	0.0
9,000 (1)	Aptiv PLC	792,720	1.0
966	Aramark	38,138	0.1
603 (1)	Autonation, Inc.	78,945	0.1
1,440	Best Buy Co., Inc.	104,645	0.1
25,765	BorgWarner, Inc.	1,142,162	1.4
578	Brunswick Corp.	43,639	0.1
415	Columbia Sportswear Co.	30,639	0.0
324	D.R. Horton, Inc.	34,616	0.0
4,700	Darden Restaurants, Inc.	745,044	0.9
613	Dick’s Sporting Goods, Inc.	78,164	0.1
751	eBay, Inc.	31,948	0.0
489	Garmin Ltd.	50,440	0.1
2,695	Gentex Corp.	70,771	0.1
1,089	Genuine Parts Co.	162,185	0.2
586 (1)	Grand Canyon Education, Inc.	61,389	0.1
961	H&R Block, Inc.	28,686	0.0
741	Harley-Davidson, Inc.	23,052	0.0
4,500	Hilton Worldwide Holdings, Inc.	612,540	0.7
261	Hyatt Hotels Corp.	28,052	0.0
619	Lear Corp.	75,927	0.1
1,206	Leggett & Platt, Inc.	36,759	0.1
1,347	Lennar Corp. - Class A	144,291	0.2
2,736	LKQ Corp.	144,324	0.2
13,125	Newell Brands, Inc.	109,069	0.1
10 (1)	NVR, Inc.	55,542	0.1
107 (1)	O’Reilly Automotive, Inc.	96,654	0.1
508	Penske Auto Group, Inc.	70,216	0.1
1,307	Pulte Group, Inc.	86,367	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
327	PVH Corp.	$28,129	0.0
7,382	Ralph Lauren Corp.	784,780	0.9
11,308	Ross Stores, Inc.	1,171,735	1.4
1,186	Service Corp. International	75,441	0.1
1,204 (1)	Skechers USA, Inc.	61,849	0.1
16,509	Tapestry, Inc.	660,690	0.8
744	Thor Industries, Inc.	58,233	0.1
469	Toll Brothers, Inc.	31,751	0.0
9,185	Yum! Brands, Inc.	1,182,018	1.4
		9,050,647	10.9
	Consumer Staples: 3.9%
1,332	Albertsons Cos, Inc.	27,120	0.0
6,595 (1)	BJ’s Wholesale Club Holdings, Inc.	413,177	0.5
1,436	Campbell Soup Co.	72,590	0.1
1,256	Casey’s General Stores, Inc.	283,416	0.3
2,368	Conagra Brands, Inc.	82,572	0.1
300 (1)	Dollar Tree, Inc.	40,464	0.1
3,461	Flowers Foods, Inc.	86,456	0.1
923	Hormel Foods Corp.	35,305	0.0
872	Ingredion, Inc.	91,211	0.1
685	JM Smucker Co.	100,414	0.1
717	Kellogg Co.	47,874	0.1
2,269	Kroger Co.	102,854	0.1
962	Molson Coors Beverage Co.	59,500	0.1
842 (1)	Post Holdings, Inc.	71,536	0.1
8	Seaboard Corp.	30,395	0.0
13,900	Sysco Corp.	972,305	1.2
13,633	Tyson Foods, Inc.	690,375	0.8
897 (1)	US Foods Holding Corp.	35,683	0.1
		3,243,247	3.9
	Energy: 3.1%
531	Cheniere Energy, Inc.	74,218	0.1
2,640	Chesapeake Energy Corp.	198,660	0.2
46,088	Coterra Energy, Inc.	1,071,546	1.3
17,800	Devon Energy Corp.	820,580	1.0
1,239	EQT Corp.	43,080	0.0
3,495	HF Sinclair Corp.	144,833	0.2
3,069	Marathon Oil Corp.	68,009	0.1
1,809	Phillips 66	165,722	0.2
		2,586,648	3.1
	Financials: 12.9%
1,188	Affiliated Managers Group, Inc.	165,239	0.2
1,042	Aflac, Inc.	66,907	0.1

See Accompanying Notes to Financial Statements
18

PORTFOLIO OF INVESTMENTS
Voya VACS Series MCV Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
9,012	American Financial Group, Inc.	$1,011,777	1.2
2,411	Annaly Capital Management, Inc.	45,520	0.1
1,173 (1)	Arch Capital Group Ltd.	81,758	0.1
260	Arthur J. Gallagher & Co.	52,086	0.1
477	Axis Capital Holdings Ltd.	24,756	0.0
22,323	Bank of New York Mellon Corp.	897,385	1.1
596	Brown & Brown, Inc.	37,149	0.0
426	Cboe Global Markets, Inc.	56,411	0.1
57 (1)	Credit Acceptance Corp.	25,404	0.0
427	Discover Financial Services	43,870	0.1
460	East West Bancorp, Inc.	22,011	0.0
717	Evercore, Inc.	77,400	0.1
3,085	Everest Re Group Ltd.	1,048,962	1.3
1,236	Fidelity National Financial, Inc.	42,197	0.0
35	First Citizens BancShares, Inc.	43,652	0.0
1,309	First Horizon Corp.	13,496	0.0
2,022	FNB Corp.	22,222	0.0
2,760	Franklin Resources, Inc.	66,268	0.1
8,827	Global Payments, Inc.	862,310	1.0
699	Globe Life, Inc.	72,123	0.1
4,606	Hartford Financial Services Group, Inc.	315,603	0.4
33,396	Huntington Bancshares, Inc.	344,313	0.4
558	Interactive Brokers Group, Inc.	43,094	0.0
1,415	Invesco Ltd.	20,348	0.0
939	Janus Henderson Group PLC	24,677	0.0
2,386	Lazard Ltd.	68,454	0.1
792	Loews Corp.	44,352	0.1
175	M&T Bank Corp.	20,853	0.0
5,810	MGIC Investment Corp.	87,847	0.1
990	Nasdaq, Inc.	54,796	0.1
42,150	Old Republic International Corp.	1,032,253	1.2
280	Primerica, Inc.	50,966	0.1
1,111	Principal Financial Group, Inc.	72,726	0.1
6,900	Progressive Corp.	882,579	1.1
14,100	Prosperity Bancshares, Inc.	806,238	1.0
288	Raymond James Financial, Inc.	26,021	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
1,583	Regions Financial Corp.	$27,338	0.0
385	Reinsurance Group of America, Inc.	53,900	0.1
3,596	Rithm Capital Corp.	29,271	0.0
1,481	SEI Investments Co.	83,795	0.1
607	State Street Corp.	41,288	0.0
455	Stifel Financial Corp.	25,284	0.0
2,446	Synchrony Financial	75,728	0.1
8,302	T. Rowe Price Group, Inc.	889,642	1.1
1,424	Unum Group	61,873	0.1
478 (2)	Voya Financial, Inc.	32,408	0.0
2,104	Western Union Co.	23,965	0.0
211	Willis Towers Watson PLC	46,177	0.1
12,847	WR Berkley Corp.	715,321	0.9
		10,780,013	12.9
	Health Care: 7.4%
352 (1)	Acadia Healthcare Co., Inc.	24,862	0.0
131 (1)	Biogen, Inc.	38,830	0.0
296 (1)	BioMarin Pharmaceutical, Inc.	25,734	0.0
6,889	Cardinal Health, Inc.	566,965	0.7
100	Chemed Corp.	53,377	0.1
2,400	Cooper Cos., Inc.	891,672	1.1
1,771	Encompass Health Corp.	109,837	0.1
501 (1)	Enovis Corp.	26,418	0.0
1,452 (1)	Henry Schein, Inc.	107,303	0.1
13,134 (1)	Hologic, Inc.	1,036,141	1.2
362 (1)	Jazz Pharmaceuticals PLC	46,394	0.1
294	Laboratory Corp. of America Holdings	62,484	0.1
2,250 (1)	Molina Healthcare, Inc.	616,275	0.7
1,781	Premier, Inc.	44,525	0.1
906 (1)	QIAGEN NV	40,915	0.0
8,944	Quest Diagnostics, Inc.	1,186,421	1.4
1,397	Royalty Pharma PLC	45,738	0.1
618 (1)	United Therapeutics Corp.	129,619	0.2
605	Universal Health Services, Inc.	79,939	0.1
11,653	Viatris, Inc.	106,625	0.1
7,636	Zimmer Biomet Holdings, Inc.	972,368	1.2
		6,212,442	7.4
	Industrials: 23.0%
350	Acuity Brands, Inc.	52,741	0.1
988	AECOM	77,113	0.1
6,727	AGCO Corp.	741,854	0.9
21,189 (1)	Alaska Air Group, Inc.	952,022	1.1

See Accompanying Notes to Financial Statements
19

PORTFOLIO OF INVESTMENTS
Voya VACS Series MCV Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
558	Allison Transmission Holdings, Inc.	$26,393	0.0
578	Ametek, Inc.	83,850	0.1
954	AO Smith Corp.	60,999	0.1
947 (1)	Builders FirstSource, Inc.	109,805	0.1
447	BWX Technologies, Inc.	26,963	0.0
242 (1)	CACI International, Inc.	72,411	0.1
105	Carlisle Cos., Inc.	22,306	0.0
17,804	Carrier Global Corp.	728,184	0.9
2,124	CH Robinson Worldwide, Inc.	200,803	0.2
461 (1)	Clean Harbors, Inc.	64,724	0.1
549 (1)	CoStar Group, Inc.	43,591	0.1
221	Crane Co.	16,058	0.0
221	Crane NXT Co.	11,631	0.0
420	Cummins, Inc.	85,852	0.1
243	Curtiss-Wright Corp.	38,409	0.0
1,409	Donaldson Co., Inc.	82,469	0.1
441	Dover Corp.	58,798	0.1
625	Esab Corp.	36,700	0.0
2,105	Expeditors International Washington, Inc.	232,203	0.3
1,277	Fortive Corp.	83,145	0.1
796	Fortune Brands Innovations, Inc.	48,118	0.1
1,504 (1)	FTI Consulting, Inc.	282,767	0.3
24,310	Genpact Ltd.	894,122	1.1
426	Graco, Inc.	32,585	0.0
828	Howmet Aerospace, Inc.	35,397	0.0
2,679	Hubbell, Inc.	756,710	0.9
460	Huntington Ingalls Industries, Inc.	92,635	0.1
255	IDEX Corp.	50,786	0.1
747	Ingersoll Rand, Inc.	42,325	0.1
851	ITT, Inc.	64,812	0.1
396	Jacobs Solutions, Inc.	43,402	0.1
4,800	JB Hunt Transport Services, Inc.	801,456	1.0
342 (1)	Kirby Corp.	24,473	0.0
3,327	Knight-Swift Transportation Holdings, Inc.	182,952	0.2
3,642	Landstar System, Inc.	638,734	0.8
11,944	Leidos Holdings, Inc.	932,349	1.1
225	Lennox International, Inc.	61,990	0.1
3,200	Lincoln Electric Holdings, Inc.	542,912	0.7
8,580	Manpowergroup, Inc.	602,059	0.7
2,360	Masco Corp.	114,035	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
10,763	MAXIMUS, Inc.	$871,372	1.0
2,039	MDU Resources Group, Inc.	59,500	0.1
7,200 (1)	Middleby Corp.	950,400	1.1
780	MSC Industrial Direct Co.	70,138	0.1
338	Nordson Corp.	73,660	0.1
1,534	nVent Electric PLC	66,545	0.1
8,369	Oshkosh Corp.	617,883	0.7
1,144	Otis Worldwide Corp.	90,959	0.1
7,076	Owens Corning, Inc.	752,391	0.9
2,828	Paccar, Inc.	194,510	0.2
1,565	Parker Hannifin Corp.	501,489	0.6
382	Quanta Services, Inc.	67,836	0.1
351	Regal Rexnord Corp.	45,591	0.1
6,246	Republic Services, Inc.	884,621	1.1
2,001 (1)	RXO, Inc.	41,761	0.1
1,312	Ryder System, Inc.	103,425	0.1
2,283	Schneider National, Inc.	59,175	0.1
810	Science Applications International Corp.	78,837	0.1
610	Snap-On, Inc.	151,805	0.2
2,156	Southwest Airlines Co.	64,400	0.1
190	Tetra Tech, Inc.	26,119	0.0
18,197	Textron, Inc.	1,125,848	1.4
511	Timken Co.	36,562	0.0
7,700	Toro Co.	753,291	0.9
229	Trane Technologies PLC	37,380	0.0
3,475	TransUnion	250,130	0.3
72	United Rentals, Inc.	24,033	0.0
1,084 (1)	Univar Solutions, Inc.	38,612	0.0
291	Valmont Industries, Inc.	76,321	0.1
233	Watsco, Inc.	75,578	0.1
599	Westinghouse Air Brake Technologies Corp.	55,485	0.1
7,874	Xylem, Inc.	788,975	0.9
		19,188,275	23.0
	Information Technology: 9.4%
2,034	Amdocs Ltd.	191,542	0.2
12,700	Amphenol Corp.	958,215	1.2
391 (1)	Arrow Electronics, Inc.	49,516	0.1
1,492	Avnet, Inc.	65,409	0.1
895 (1)	Black Knight, Inc.	51,713	0.1
692 (1)	Cirrus Logic, Inc.	53,755	0.1
1,950	Corning, Inc.	60,080	0.1
1,926	Dell Technologies, Inc.	86,304	0.1
693	Dolby Laboratories, Inc.	57,193	0.1
12,525 (1)	DXC Technology Co.	313,501	0.4

See Accompanying Notes to Financial Statements
20

PORTFOLIO OF INVESTMENTS
Voya VACS Series MCV Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
141 (1)	First Solar, Inc.	$28,617	0.0
42,200 (1)	Flex Ltd.	1,071,458	1.3
421 (1)	GoDaddy, Inc.	30,893	0.0
45,632	Hewlett Packard Enterprise Co.	658,013	0.8
1,529	HP, Inc.	44,433	0.1
201 (1)	IPG Photonics Corp.	22,205	0.0
436	Jabil, Inc.	39,031	0.0
1,073	Juniper Networks, Inc.	32,587	0.0
181	Littelfuse, Inc.	46,343	0.1
10,700	MKS Instruments, Inc.	1,041,217	1.2
2,595	Motorola Solutions, Inc.	731,582	0.9
400 (1)	Qorvo, Inc.	38,904	0.0
9,949	Skyworks Solutions, Inc.	1,029,821	1.2
442	TD SYNNEX Corp.	39,506	0.0
77 (1)	Teledyne Technologies, Inc.	29,926	0.0
293 (1)	VeriSign, Inc.	65,433	0.1
24,800 (1)	Western Digital Corp.	960,504	1.2
		7,797,701	9.4
	Materials: 10.4%
211	Albemarle Corp.	40,835	0.1
8,562	Amcor PLC	82,538	0.1
7,359	Aptargroup, Inc.	827,814	1.0
426	Ashland, Inc.	36,159	0.0
5,791	Avery Dennison Corp.	933,104	1.1
1,128 (1)	Axalta Coating Systems Ltd.	32,723	0.0
1,136	Berry Global Group, Inc.	64,991	0.1
1,011	Corteva, Inc.	54,078	0.1
11,400	Crown Holdings, Inc.	869,022	1.0
1,154	DuPont de Nemours, Inc.	77,537	0.1
454	Eastman Chemical Co.	34,999	0.0
218	FMC Corp.	22,690	0.0
6,000	Franco-Nevada Corp.	872,340	1.1
1,848	Graphic Packaging Holding Co.	44,167	0.1
1,359	Huntsman Corp.	32,276	0.0
3,605	International Paper Co.	106,131	0.1
897 (1)	Knife River Corp.	26,173	0.0
589	Louisiana-Pacific Corp.	34,468	0.0
1,573	LyondellBasell Industries NV - Class A	134,554	0.2
96	Martin Marietta Materials, Inc.	38,212	0.1
685	Mosaic Co.	21,893	0.0
104	NewMarket Corp.	40,541	0.1
1,607	Nucor Corp.	212,220	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
1,862	Olin Corp.	$88,091	0.1
8,301	Packaging Corp. of America	1,029,573	1.2
187	PPG Industries, Inc.	24,551	0.0
3,581	Reliance Steel & Aluminum Co.	840,389	1.0
9,198	RPM International, Inc.	733,908	0.9
2,039	Silgan Holdings, Inc.	91,735	0.1
1,134	Sonoco Products Co.	67,881	0.1
2,315	Steel Dynamics, Inc.	212,749	0.3
141	Vulcan Materials Co.	27,566	0.0
8,418	Westlake Corp.	875,051	1.1
947	WestRock Co.	26,526	0.0
		8,657,485	10.4
	Real Estate: 7.4%
9,200	Alexandria Real Estate Equities, Inc.	1,043,832	1.3
14,600	American Homes 4 Rent	500,488	0.6
1,413	Apartment Income REIT Corp.	49,017	0.1
163	AvalonBay Communities, Inc.	28,359	0.0
1,094	Brixmor Property Group, Inc.	21,913	0.0
9,056	Camden Property Trust	946,080	1.1
696 (1)	CBRE Group, Inc.	52,144	0.1
821	CubeSmart	36,485	0.0
13,800	Equity Lifestyle Properties, Inc.	871,746	1.0
273	Extra Space Storage, Inc.	39,386	0.1
1,019	First Industrial Realty Trust, Inc.	52,968	0.1
752	Gaming and Leisure Properties, Inc.	36,201	0.0
2,850	Host Hotels & Resorts, Inc.	47,310	0.1
165 (1)	Jones Lang LaSalle, Inc.	23,156	0.0
11,200	Lamar Advertising Co.	1,006,656	1.2
399	Life Storage, Inc.	50,829	0.1
254	Mid-America Apartment Communities, Inc.	37,353	0.0
25,456	NNN REIT, Inc.	1,082,898	1.3
648	Regency Centers Corp.	36,463	0.0
611	Spirit Realty Capital, Inc.	23,866	0.0
1,598	VICI Properties, Inc.	49,426	0.1
2,924	Weyerhaeuser Co.	83,802	0.1
719	WP Carey, Inc.	49,870	0.1
		6,170,248	7.4

See Accompanying Notes to Financial Statements
21

PORTFOLIO OF INVESTMENTS
Voya VACS Series MCV Fund	as of May 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 4.8%
2,088	AES Corp.	$41,217	0.0
21,399	Alliant Energy Corp.	1,101,193	1.3
1,132	Ameren Corp.	91,771	0.1
253	American Water Works Co., Inc.	36,546	0.0
539	Atmos Energy Corp.	62,136	0.1
2,837	Centerpoint Energy, Inc.	80,032	0.1
929	CMS Energy Corp.	53,863	0.1
1,341	Consolidated Edison, Inc.	125,115	0.1
746	DTE Energy Co.	80,270	0.1
1,516	Edison International	102,360	0.1
1,026	Entergy Corp.	100,753	0.1
914	Essential Utilities, Inc.	37,236	0.0
1,413	Evergy, Inc.	81,742	0.1
1,035	Eversource Energy	71,653	0.1
1,326	FirstEnergy Corp.	49,579	0.1
1,514	Hawaiian Electric Industries	54,368	0.1
382	Idacorp, Inc.	39,755	0.0
1,111	National Fuel Gas Co.	56,561	0.1
2,585	NiSource, Inc.	69,511	0.1
1,526	NRG Energy, Inc.	51,564	0.1
2,552	OGE Energy Corp.	90,035	0.1
1,288	Pinnacle West Capital Corp.	99,537	0.1
2,529	PPL Corp.	66,260	0.1
746	Public Service Enterprise Group, Inc.	44,573	0.1
4,423	UGI Corp.	123,711	0.1
838	WEC Energy Group, Inc.	73,199	0.1
17,388	Xcel Energy, Inc.	1,135,262	1.4
		4,019,802	4.8
	Total Common Stock (Cost $80,253,120)	78,935,166	94.7

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.9%
2,475	iShares Russell Midcap Index Fund	$167,310	0.2
6,000	iShares Russell Mid-Cap Value ETF	609,000	0.7
	Total Exchange-Traded Funds (Cost $808,869)	776,310	0.9
	Total Long-Term Investments (Cost $81,061,989)	79,711,476	95.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Mutual Funds: 1.9%
1,603,073 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.000% (Cost $1,603,073)	1,603,073	1.9
	Total Short-Term Investments (Cost $1,603,073)	1,603,073	1.9
	Total Investments in Securities (Cost $82,665,062)	$81,314,549	97.5
	Assets in Excess of Other Liabilities	2,076,869	2.5
	Net Assets	$83,391,418	100.0

(1)
Non-income producing security.

(2)
Investment in affiliate

(3)
Rate shown is the 7-day yield as of May 31, 2023.

See Accompanying Notes to Financial Statements
22

PORTFOLIO OF INVESTMENTS
Voya VACS Series MCV Fund	as of May 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2023 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$78,935,166	$—	$—	$78,935,166
Exchange-Traded Funds	776,310	—	—	776,310
Short-Term Investments	1,603,073	—	—	1,603,073
Total Investments, at fair value	$81,314,549	$—	$—	$81,314,549

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2023, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/2022	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$—	$33,144	$(474)	$(262)	$32,408	$89	$9	$—
	$—	$33,144	$(474)	$(262)	$32,408	$89	$9	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At May 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $82,695,932.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,681,328
Gross Unrealized Depreciation	(3,062,711)
Net Unrealized Depreciation	$(1,381,383)
See Accompanying Notes to Financial Statements
23

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Patricia W. Chadwick (1948) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	138	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

24

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2023.

25

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).
James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).
26

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
27

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

28

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACTS FOR NEW FUND
Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), Voya VACS Series MCV Fund (the “Fund”), a series of Voya Equity Trust (“VET”), can enter into a new investment management or sub-advisory contract only if the Board of Trustees of VET (the “Board”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), determines to approve the new arrangements. Thus, at its meeting held on November 17, 2022, the Board considered the initial approval of the investment management contract (the “Management Contract”) with Voya Investments, LLC (“VIL” or the “Adviser”) and the sub-advisory contract (the “Sub-Advisory Contract”) between VIL and Voya Investment Management Co. LLC (“Voya IM”), a sub-adviser to the Fund. Furthermore, at its meeting held on January 11, 2023, the Board considered the initial approval of the Sub-Advisory Contract between VIL and Victory Capital Management Inc. (“Victory,” and together with Voya IM, the “Sub-Advisers”), a sub-adviser to the Fund. The Management Contract and Sub-Advisory Contracts are collectively referred to as the “Contracts.”
In determining whether to initially approve the Contracts for the Fund, the Board requested, received, evaluated and discussed such information and supporting materials related to that information as it deemed necessary for an informed determination of whether the Contracts should be approved. Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Contracts.
The materials provided to the Board in support of the Fund and the Fund’s Contracts included the following: (1) a memorandum and presentation materials presenting management’s rationale for proposing the launch of the Fund that discuss, among other things, VIL’s experience and expertise in the management of other funds within the Voya funds complex with similar investment objectives and strategies, including the existing VACS Series Funds; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables sheets for the Fund that compare the Fund’s proposed fee structure to its comparable selected peer group (“SPG”) and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of Contracts for the Fund; (5) a memorandum provided by counsel to the Independent Trustees summarizing the guidelines relevant to the Board’s consideration of the approval of the Management Contract; (6) a memorandum and other information provided in response to Section 15(c) requests to the Adviser and Sub-Advisers by counsel to the Independent Trustees on behalf of the Board; and (7) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of other funds in the Voya funds complex.
The Board’s consideration of whether to approve the Management Contract with VIL on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by VIL to the Fund under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya funds complex; (3) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Fund; (4) the costs for the services to be provided by VIL, including that the proposed management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund, including that: (a) the proposed management fee for the Fund is below the average and median management fees of the funds in the Fund’s SPG, and (b) the estimated net annual operating expenses for the Fund are below the average and median expense ratios of the funds in the Fund’s SPG; (6) management’s representations that the Fund’s management fee structure is consistent within the VACS Series Funds suite; (7) the projected profitability of VIL; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other series of VET; (9) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya funds complex; (10) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 17, 2022 meeting, as well as the annual contract renewal Board meetings regarding existing series of the Voya funds, with respect to

29

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

its capabilities in overseeing similar asset allocation products; and (11) “fall-out benefits” to VIL and its affiliates that were anticipated to arise from VIL’s management of the Fund.
In reviewing the proposed Sub-Advisory Contracts with Victory and Voya IM, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of the Sub-Advisers, including their strength and reputation in the industry, and respective sub-advisory services; (2) the information that had been provided by Victory and Voya IM in advance of the January 11, 2023 and November 17, 2022 meeting at which Victory and Voya IM, respectively, presented with respect to its sub-advisory services; (3) the nature, extent and quality of the services to be provided by the Sub-Advisers under the proposed Sub-Advisory Contracts; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Advisers; (5) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by Victory and Voya IM as the Fund’s Sub-Advisers; (6) Victory’s and Voya IM’s respective operations and compliance program, including each of their policies and procedures intended to prevent violation of the Federal securities laws, which had been reviewed and evaluated by the Chief Compliance Officer of VET; (7) Victory’s and Voya IM’s respective financial condition; (8) the appropriateness of the selection of Victory and Voya IM in light of the Fund’s investment objectives and prospective investor base; and (9) Victory’s and Voya IM’s respective Codes of Ethics, which were previously approved by the Board.
With respect to the nature, extent and quality of services to be provided by the Adviser and Sub-Advisers, the Board was mindful of the “manager-of-managers” platform that has been developed by the Adviser. The Board recognized that the Adviser would be responsible for monitoring the investment program, performance, and developments/on-going operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the Fund and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides reports to the Investment Review Committees (“IRCs”) at their meetings prior to sub-adviser presentations. In addition, the Board considered that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also considered that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise. Because the Fund was similar to a predecessor fund, the Board also considered performance information from that predecessor fund, which was managed by the investment management team with similar investment processes.
The Board considered that the Fund also can benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the

30

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by the Adviser to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the Fund’s shareholders, beyond investment management services, from being part of the Voya family of funds. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers.
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts with respect to the Fund are fair and reasonable to the Fund and that approval of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the fees payable by the Fund under the Contracts. During this approval process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to approve the Contracts for the Fund.

31

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
221172         (0523-072623)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended May 31, 2023 and May 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $241,570 for the year ended May 31, 2023 and $215,700 for the year ended May 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended May 31, 2023 and $0 for the year ended May 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $101,325 for the year ended May 31, 2023 and $39,125 for the year ended May 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2023 and $0 for the year ended May 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended May 31, 2023 and May 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Equity Trust	$101,325	$39,125
Voya Investments, LLC (1)	$14,318,082	$13,014,239

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: August 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: August 8, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 8, 2023